April 28, 2003

Securities and Exchange Commission
450 5 Street, N.W.

Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 333-14061

Commissioners:

Enclosed for preliminary filing is a copy of Post-Effective Amendment Number 11 to the above referenced Form S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

/s/


Tracy Michels
Assistant Vice President
Compliance

                         As filed with the Securities and Exchange Commission on April 29, 2003

========================================================================================================================

                                                                                         Registration File No. 333-14061

                                                                                                               811-07772

                                           SECURITIES AND EXCHANGE COMMISSION

                                                  Washington, DC 20549

                                                    ---------------

                                                        FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                              [     ]

                                     PRE-EFFECTIVE AMENDMENT NO.  ___                                          [     ]

                                     POST-EFFECTIVE AMENDMENT NO.  _11_                                         [ X ]

                                                         and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                                        ACT OF 1940                                            [     ]

                                     AMENDMENT NO.  ____3___                                                   [  X ]

                                           (Check appropriate box or boxes.)

                                        Midland National Life Separate Account A
                                               (Exact name of registrant)

                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                                  (Name of depositor)
                                                   One Midland Plaza

                                          Sioux Falls, South Dakota 57193-9991
                                  (Address of depositor's principal executive offices)
                           Depositor's Telephone Number, including Area Code: (605) 335-5700

                             Steve Horvat, General Counsel                                  Copy to:
                        Midland National Life Insurance Company                    Frederick R. Bellamy, Esq.
                                   One Midland Plaza                            Sutherland Asbill & Brennan LLP
                          Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                    Washington, DC 20004-2415

                                     Approximate Date of Proposed Public Offering:
                    As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   |_|      immediately upon filing pursuant to paragraph (b)

                   |X|      on  May 1, 2003  pursuant to paragraph (b)
                                -----------

                   |_|      60 days after filing pursuant to paragraph (a)(i)

                   [ ]      on ______ pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a previously filed post-effective amendment _______________

                                         Title of Securities Being Registered:
                       Interests in Individual Flexible Premium Variable Life Insurance Policies

                     FOUNDATION VARIABLE UNIVERSAL LIFE 1.1

                                   Issued By:

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

              through the Midland National Life Separate Account A

Foundation Variable Universal Life 1.1 provides a life insurance policy issued by Midland National Life Insurance Company. Foundation Variable Universal Life 1.1:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the policy is still in force;

     o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        Fidelity's Variable Insurance Products Fund Initial Class,
2.        American Century Variable Portfolios, Inc.,
3.        MFS(R)Variable Insurance Trust,
4.        Lord Abbett Series Fund, Inc.,
5.        Alger American Fund,
6.        Van Eck Worldwide Insurance Trust,

7.        INVESCO Variable Investment Funds, Inc., and
8.        PIMCO Variable Insurance Trust

You can choose among the thirty-seven investment divisions listed on the following page.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2003

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

VIP Money Market Portfolio                                      MFS VIT Emerging Growth Series

VIP High Income Portfolio                                       MFS VIT Research Series

VIP Equity-Income Portfolio                                     MFS VIT Investors Trust Series

VIP Growth Portfolio                                            MFS VIT New Discovery Series

VIP Overseas Portfolio                                          Lord Abbett Series Fund, Inc. Growth & Income Portfolio

VIP MidCap Portfolio                                            Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

VIP Asset Manager Portfolio                                     Lord Abbett Series Fund, Inc. International Portfolio

VIP Investment Grade Bond Portfolio                             Alger American Small Capitalization Portfolio

VIP Contrafund(R)Portfolio                                       Alger American Mid-Cap Growth Portfolio

VIP Asset Manager: Growth Portfolio                             Alger American Growth Portfolio

VIP Index 500 Portfolio                                         Alger American Leveraged AllCap Portfolio

VIP Growth & Income Portfolio                                   Van Eck Worldwide Hard Assets


VIP Balanced Portfolio                                          LEVCO Equity Value Fund - no longer available.  See
                                                                Note 1 below.


VIP Growth Opportunities Portfolio                              INVESCO VIF-Financial Services Fund


American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund
                                                                PIMCO VIT Total Return Portfolio

American Century VP Value Portfolio


                                                                PIMCO VIT Low Duration Portfolio


American Century VP Balanced Portfolio


                                                                PIMCO VIT High Yield Portfolio


American Century VP International Portfolio


                                                                PIMCO VIT Real Return Portfolio


American Century VP Income & Growth Portfolio


Note 1 -- Effective May 1, 2003, LEVCO Equity Value Fund was closed to new premium and fund transfers.

Effective September 1, 2003, LEVCO Equity Value Fund will be liquidated. This decision was made due to the high expenses and low performance associated with this fund. Policyowners with values allocated to the LEVCO Equity Value Fund may transfer their values to another option available under their policy at any time before September 1st, 2003. There is no transfer charge for this transfer and We will not count the transfer toward any limit on the number of free transfers You may make each year. All policyowners with values allocated to the LEVCO Equity Value Fund have received more detailed information regarding available investment options and transfer procedures. If We do not receive a transfer request from You, by the Liquidation Date, We will transfer any values allocated to LEVCO Equity Value Fund to the Fidelity VIP Money Market investment portfolio. There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of free transfers You may make each year.


This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                TABLE OF CONTENTS


POLICY BENEFITS / RISKS SUMMARY.............................................................................................12
      POLICY BENEFITS.......................................................................................................12
            Death Benefits..................................................................................................12
            Flexible Premium Payments.......................................................................................12
            No Lapse Guarantee Premium......................................................................................13
            Benefits of the Policy Fund.....................................................................................13
            Tax Benefits....................................................................................................13
            Additional Benefits.............................................................................................14
            Your Right To Examine This Policy...............................................................................14
      POLICY RISKS..........................................................................................................14
            Investment Risk.................................................................................................14
            Surrender Charge Risk...........................................................................................14
            Risk of Lapse...................................................................................................14
            Tax Risks.......................................................................................................15
            Portfolio Risks.................................................................................................16
Fee Table...................................................................................................................16
Summary OF FOUNDATION VARIABLE UNIVERSAL LIFE 1.1...........................................................................21
      DEATH BENEFIT OPTIONS.................................................................................................21
      FLEXIBLE PREMIUM PAYMENTS.............................................................................................22
      INVESTMENT CHOICES....................................................................................................22
      YOUR POLICY FUND......................................................................................................23
            Transfers.......................................................................................................24
            Policy Loans....................................................................................................24
            Withdrawing Money...............................................................................................24
            Surrendering Your Policy........................................................................................24
      DEDUCTIONS AND CHARGES................................................................................................24
            Deductions From Your Premiums...................................................................................24
            Deductions From Your Policy Fund................................................................................25
            Surrender Charge................................................................................................25
      ADDITIONAL INFORMATION ABOUT THE POLICIES.............................................................................26
            Your Policy Can Lapse...........................................................................................26
            Correspondence and Inquiries....................................................................................26
            State Variations................................................................................................26
            Tax-Free "Section 1035" Exchanges...............................................................................27
Detailed information about foundation VUL 1.1...............................................................................27
      INSURANCE FEATURES....................................................................................................27
            How the Policies Differ From Whole Life Insurance...............................................................27
            Application for Insurance.......................................................................................27
            Death Benefit...................................................................................................28
            Notice and Proof of Death.......................................................................................28
            Payment of Death Benefits.......................................................................................29
            Maturity Benefit................................................................................................29
            Changes In Foundation Variable Universal Life1.1................................................................29
            Changing The Face Amount of Insurance...........................................................................29
            Changing Your Death Benefit Option..............................................................................30
            When Policy Changes Go Into Effect..............................................................................30
            Flexible Premium Payments.......................................................................................31
            No Lapse Guarantee Option.......................................................................................32
            Allocation of Premiums..........................................................................................32
            Additional Benefits.............................................................................................33
      SEPARATE ACCOUNT INVESTMENT CHOICES...................................................................................36
            Our Separate Account And Its Investment Divisions...............................................................36
            The Funds.......................................................................................................36
            Investment Policies Of The Portfolios...........................................................................36
            Charges In The Funds............................................................................................40
      USING YOUR POLICY FUND................................................................................................40
            The Policy Fund.................................................................................................41
            Amounts In Our Separate Account.................................................................................41
            How We Determine The Accumulation Unit Value....................................................................41
            Policy Fund Transactions........................................................................................42
            Transfer Of Policy Fund.........................................................................................42
            Market Timing and Excessive Trading Limits......................................................................43
            Dollar Cost Averaging...........................................................................................43
            Enhanced Dollar Cost Averaging..................................................................................44
            Portfolio Rebalancing...........................................................................................44
            Policy Loans....................................................................................................45
            Withdrawing Money From Your Policy Fund.........................................................................46
            Surrendering Your Policy........................................................................................47
      THE GENERAL ACCOUNT...................................................................................................47
      DEDUCTIONS AND CHARGES................................................................................................48
            Deductions From Your Premiums...................................................................................48
            Charges Against The Separate Account............................................................................49
            Monthly Deduction From Your Policy Fund.........................................................................49
            Transaction Charges.............................................................................................51
            How Policy Fund Charges Are Allocated...........................................................................51
            Surrender Charge................................................................................................51
Tax Effects.................................................................................................................53
      INTRODUCTION..........................................................................................................53
      TAX STATUS OF THE POLICY..............................................................................................53
      TAX TREATMENT OF POLICY BENEFITS......................................................................................54
            In General......................................................................................................54
            Modified Endowment Contracts....................................................................................54
            Distributions Other Than Death Benefits from Modified Endowment Contracts.......................................55
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.................55
            Investment in the Policy........................................................................................56
            Policy Loans....................................................................................................56
            Withholding.....................................................................................................56
            Multiple Policies...............................................................................................56
            Continuation of Policy Beyond Age 100...........................................................................56
            Business Uses of Policy.........................................................................................56
            Split-Dollar Arrangements.......................................................................................57
            Tax Shelter Regulations.........................................................................................57
            Alternative Minimum Tax.........................................................................................57
            Other Tax Considerations........................................................................................57
            Possible Tax Law Changes........................................................................................57
            Our Income Taxes................................................................................................58
Additional Information About the Policies...................................................................................58
      YOUR RIGHT TO EXAMINE THIS POLICY.....................................................................................58
      YOUR POLICY CAN LAPSE.................................................................................................58
      YOU MAY REINSTATE YOUR POLICY.........................................................................................59
      POLICY PERIODS AND ANNIVERSARIES......................................................................................59
      MATURITY DATE.........................................................................................................59
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT.............................................................................60
      CHANGING THE SEPARATE ACCOUNT.........................................................................................60
      LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY...........................................................................61
      YOUR PAYMENT OPTIONS..................................................................................................61
            Lump Sum Payments...............................................................................................61
            Optional Payment Methods........................................................................................62
      YOUR BENEFICIARY......................................................................................................63
      ASSIGNING YOUR POLICY.................................................................................................63
      WHEN WE PAY PROCEEDS FROM THIS POLICY.................................................................................63
      YOUR VOTING RIGHTS AS AN OWNER........................................................................................64
      DISTRIBUTION OF THE POLICIES..........................................................................................65
      LEGAL PROCEEDINGS.....................................................................................................66
      FINANCIAL STATEMENTS..................................................................................................66
Definitions.................................................................................................................67
APPENDIX A..................................................................................................................69

                     Foundation Variable Universal Life 1.1

                         POLICY BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

This prospectus generally describes policies issued after May 1, 2003 with respect to certain features (including the premium charge and cost of insurance charge). For information on how policies issued before May 1, 2003 are different, see Appendix A.

POLICY BENEFITS

Death Benefits

Foundation Variable Universal Life 1.1 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 28.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 31.


No Lapse Guarantee Premium

During the no lapse guarantee period (including the period of time provided by an in-force No Lapse Guarantee Option), Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements (including those required under an in-force No Lapse Guarantee Option).

Benefits of the Policy Fund


o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Policy Fund" on page 46 There may be tax consequences.

o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus any surrender charge and minus any policy debt). See "Surrendering Your Policy" on page 47. There may be tax consequences.

o Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 45. There may be federal tax consequences for taking a policy loan. See "Tax Effects" on page 53.

o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 42.

o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 43.

o Enhanced Dollar Cost Averaging ("EDCA"). By current company practice, We will pay an effective annual interest rate of 10% until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. See "Enhanced Dollar Cost Averaging" on page 43.

o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policyowners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 44.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund are not taxable transactions.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o     Disability Waiver Benefit       o     Guaranteed Insurability Rider
o     Monthly Disability Benefit      o     Living Needs Rider
o     Accidental Death Benefit        o     Additional No Lapse Guarantee Option
o     Children's Insurance Rider      o     Extended Maturity Option
o     Family Life Insurance Rider     o     Automatic Benefit Increase Provision
o     Additional Insured Rider


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.


Your Right To Examine This Policy


For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy. See "YOUR RIGHT TO EXAMINE THIS POLICY" on page 58.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.


Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 51.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums at least equal to the accumulated no lapse guarantee premium amounts. See "Flexible Premium Payments" on page 31.

          Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "YOUR POLICY CAN LAPSE" on page 58.

     o Policy Loans. Your loan may affect whether Your policy remains in force. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 45.


     o Withdrawing Money / Surrendering Your Policy. If You make a partial withdrawal or surrender the policy prior to the 15th policy year, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your policy in the first few policy years. The maximum partial withdrawal You can make in any policy year is (1) during the first policy year, 50% of the net cash surrender value, and (2) in any policy year thereafter, 90% of the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.

Tax Risks


In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.




Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "Tax Effects" on page 53. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    Fee Table

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, surrender the policy, or transfer policy funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads:

-----------------------------------------------------------------------------------------------------------------------------------

Premium Charge                        Upon receipt of a premium      6.5% of each premium          If the initial specified face
                                      payment.                       payment in all policy years.  amount of insurance is less
The current charge is lower (as                                                                    than  $1,000,000 it is 6.5% of
shown) if the initial specified face                                                               each premium payment
amount of insurance is $1,000,000                                                                  received in policy years 1
or greateri                                                                                        through 15.  Otherwise, it is
                                                                                                   6.0% of each premium
                                                                                                   payment received in policy
                                                                                                   years 1-15.

-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service       Upon receipt of a premium      $0.46 from each premium       $0.46 from each premium
Charge                                payment where Civil Service    payment.                      payment.
                                      Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------

Surrender Chargeii                    At the time of surrender or    $11.70 up to $52.50 in the    $11.70 up to $52.50 in the
(Deferred Sales Charge)               lapse that occurs (a) during   first policy year per $1,000  first policy year per $1,000
                                      the first 15 policy  years, or of face amount.iii            of face amount.iii
Minimum and Maximum                   (b) during the first 15 policy
                                      years following any increase
                                      in face amount.

Charge for a male insured issue age   At the time of surrender,      $21.50 per $1,000 of          $21.50 per $1,000 of
40 in the nonsmoker premium class     lapse that occurs (a) during   specified face amount.        specified face amount.
in the first policy year              the first 15 policy years, or
                                      (b) during the first 15 policy
                                      years following any increase
                                      in face amount.

-----------------------------------------------------------------------------------------------------------------------------------

Partial Withdrawal Charge             Upon partial withdrawal.       Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any policy year.       in any policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                         Upon transfer of any money     $25 on each transfer after    $0 on all transfers.
                                      from the investment divisions  the 12th transfer in any one
                                      or the General Account.        policy year.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges

-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase                    Not Applicable                      None                         Noneiv

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                    At the time a benefit is paid  No maximum amount is            $200.00v
                                      out.                           guaranteed.

-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.



-----------------------------------------------------------------------------------------------------------------------------------

                                            Periodic Fees Related to Owning the Policy


-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargevi            On the policy date and on      $0.06 up to $83.33 per        If the initial specified face
Minimum and Maximum - The             every monthly anniversary.     $1,000 of net amount at       amount is less than or equal
current charge (as shown) varies                                     riskvii per month.            to $99,999 - the charges vary
depending on Your initial specified                                                                from  $0.05 up to $34.62 per
face amount of insurance.                                                                          $1,000 of net amount at risk
                                                                                                   per month.

                                                                                                   If the initial specified face
                                                                                                   amount is greater than or
                                                                                                   equal to $100,000 but less
                                                                                                   than or equal to $999,999 the
                                                                                                   charges vary from  $0.05 up
                                                                                                   to $27.70 per $1,000 of net
                                                                                                   amount at risk per month
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   If the initial specified face
                                                                                                   amount is greater than or
                                                                                                   equal to $1,000,000 the
                                                                                                   charges vary from $0.05 up to
                                                                                                   $26.65 per $1,000 of net
                                                                                                   amount at risk per month.
-----------------------------------------------------------------------------------------------------------------------------------
Charges for a male insured issue      On the policy date and on      $0.20 per $1,000 of net       $0.16 per $1,000 of net
age 40 in the nonsmoker premium       every monthly anniversary.     amount at risk per month.     amount at risk per month.
class in the first policy year with
an initial specified face amount of
$200,000


-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the policy date and on      $7 per month in all policy    $7 per month in policy years 1
                                      every monthly anniversary.     years.                        through 15 and $4 per month
                                                                                                   thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk            On each day the policy         Annual rate of 0.90% of the   Annual rate of 0.90% in policy
Charge                                remains in force.              policy Separate Account       years 1 - 10 and 0.10%

                                                                     assets in policy years 1-10   thereafter.
                                                                     and 0.10% thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadviii              On policy anniversary or       4.50% (annually) in policy    2.00% (annually) in policy
                                      earlier, as applicableix       years 1-5; 0.00% (annually)   years 1-5; 0.00% (annually)
                                                                     thereafter.                   thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesx

-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        On rider policy date and each  $0.03 up to $0.09 per month   $0.03 up to $0.09 per month
                                      monthly anniversary            per $1,000 of Accidental      per $1,000 of Accidental
Minimum and Maximum                   thereafter.                    Death Benefit selected.       Death Benefit selected.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured attained    On rider policy date and each  $0.08 per month per $1,000    $0.08 per month per $1,000
age 40 in the nonsmoker premium       monthly anniversary            of Accidental Death Benefit.  of Accidental Death Benefit.
class in the first policy year        thereafter.
following the rider policy date

-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider              On rider policy date and each  $0.16 up to $83.33 per        $0.0875 up to $20.93 per
                                      monthly anniversary            month per $1,000 of           month per $1,000 of
                                      thereafter.                    Additional Insured Rider      Additional Insured Rider
Minimum and Maximum                                                  death benefit.                death benefit.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a female insured attained  On rider policy date and each  $0.42 per month per $1,000    $0.2650 per month per
age 40 in the nonsmoker premium       monthly anniversary            of Additional Insured Rider   $1,000 of Additional Insured
class in the first policy year        thereafter.                    death benefit.                Rider death benefit.
following the rider policy date.
-----------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider            On rider policy date and each  $0.52 per month per $1,000    $0.52 per month per $1,000
                                      monthly anniversary            of Children's Insurance       of Children's Insurance
                                      thereafter.                    benefit.xi                    benefit.


-----------------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider                On rider policy date and each  $1.72 per month per unit of   $1.72 per month per unit of
                                      monthly anniversary            Family Insurance Rider.xii    Family Insurance Rider.
                                      thereafter.


-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider     On rider policy date and each  $0.27 up to $0.80 per month   $0.27 up to $0.80 per month
                                      monthly anniversary            per $10 of monthly benefit.   per $10 of monthly benefit.
                                      thereafter until the policy
Minimum                               and Maximum anniversary on which the
                                      insured reaches attained age 60.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age   On rider policy date and each  $0.50 per month per $10 of    $0.50 per month per $10 of
40 in the nonsmoker premium class.    monthly anniversary            monthly benefit.              monthly benefit.
                                      thereafter until the policy
                                      anniversary on which the
                                      insured reaches attained age
                                      60.

-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider         On rider policy date and each  $0.05 up to $0.17 per month   $0.05 up to $0.17 per unit of
                                      monthly anniversary            per unit of Guaranteed        Guaranteed Insurability Rider
                                      thereafter.                    Insurability Rider elected.   elected.
Minimum and Maximum

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age   On rider policy date and each  $0.13 per month per unit of   $0.13 per month per unit of
30 in the nonsmoker premium class     monthly anniversary            Guaranteed Insurability       Guaranteed Insurability Rider.
                                      thereafter.                    Rider.

-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider               On rider policy date and each  $0.01 up to $0.12 per month   $0.01 up to $0.12 per month
                                      monthly anniversary            per $1,000 of face amount.    per $1,000 of face amount.
                                      thereafter.
Minimum and

Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age   On rider policy date and each  $0.02 per month per $1,000    $0.02 per month per $1,000
40 in the nonsmoker premium class     monthly anniversary            of face amount.               of face amount.
in the first policy year              thereafter.

-----------------------------------------------------------------------------------------------------------------------------------
No Lapse Guarantee Option Rider       On rider policy date and each  $0.01 per month per $1,000    $0.01 per month per $1,000
                                      monthly anniversary            of face amount plus any face  of face amount plus any face
                                      thereafter.                    amount on the additional      amount on the additional
                                                                     insured riders, children's    insured riders, children's
                                                                     insurance rider and family    insurance rider and family
                                                                     insurance rider.              insurance rider.
-----------------------------------------------------------------------------------------------------------------------------------


i The premium charge percentage is based on the initial specified face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy.

ii The surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iii These charges decrease gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iv The ABI Provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" beginning on page 33).

v Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

vi The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance charge applicable to Your policy. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

vii As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

viii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

ix While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death.

x Charges for these riders may vary based on the policy duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xi Regardless of the number of children or their age, up to age 21.

xii Regardless of the number of children or their age, up to age 21, or the age of the spouse.


The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ----- ---------------------
                                                                                Minimum                     Maximum

------------------------------------------------------------------------- --------------------- ----- ---------------------

Total Annual Portfolio Operating Expenses1

(total of all expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees),
and other expenses)                                                              0.28%           -           3.88%

------------------------------------------------------------------------- --------------------- ----- ---------------------


Net Annual Portfolio Operating Expenses After Contractual Waivers and
Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other

expenses)                                                                        0.28%           -           1.50%

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the year 2003.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

                Summary OF FOUNDATION VARIABLE UNIVERSAL LIFE 1.1

DEATH BENEFIT OPTIONS

Foundation Variable Universal Life 1.1 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 28.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

The minimum face amount is generally $50,000. However, for:

     o Insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and

     o Insured persons, age 20 to 44 at issue who are in the preferred plus non-smoker, preferred non-smoker or the preferred smoker classes, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums at least equal to the accumulated no lapse guarantee premium amounts. See "Flexible Premium Payments" on page 31.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:

1.        Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.        Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.        Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.        Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.        Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.        Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.        Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.        Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio
9.        Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10.       Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio
11.       Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12.       Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13.       Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14.       Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio
15.       American Century VP Capital Appreciation Portfolio
16.       American Century VP Value Portfolio
17.       American Century VP Balanced Portfolio
18.       American Century VP International Portfolio
19.       American Century VP Income & Growth Portfolio
20.       MFS VIT Emerging Growth Series
21.       MFS VIT Research Series
22.       MFS VIT Investors Trust Series
23.       MFS VIT New Discovery Series
24.       Lord Abbett  Growth and Income Portfolio
25.       Lord Abbett  Mid-Cap Value Portfolio
26.       Lord Abbett  International Portfolio
27.       Alger American Small Capitalization Portfolio
28.       Alger American MidCap Growth Portfolio
29.       Alger American Growth Portfolio
30.       Alger American Leveraged AllCap Portfolio
31.       Van Eck Worldwide Hard Assets Fund

32.       INVESCO VIF-Financial Services Fund
33.       INVESCO VIF-Health Sciences Fund
34.       PIMCO VIT High Yield Portfolio
35.       PIMCO VIT Low Duration Portfolio
36.       PIMCO VIT Real Return Portfolio
37.       PIMCO VIT Total Return Portfolio

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 47. For more information, see "The Funds" on page 36.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 48. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

o   the amount and frequency of premium payments,
o   deductions for the cost of insurance, additional benefits and other charges,
o   the investment performance of Your chosen investment divisions,
o   interest earned on amounts allocated to the General Account,
o   loans, and
o   partial withdrawals.

There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page

41


Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 42. Transfer requests received at Our Executive Office before 3:00 pm Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect.


Policy Loans


You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 45. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan.

See "Tax Effects" on page 53


Withdrawing Money


You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of Your net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 46. Withdrawals and surrenders may have negative tax effects. See "Tax Effects" on page 53. Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy


You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 47.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums


For most policies We deduct a 6.5% premium charge from each premium payment (the charge is 6.0% for policies issued after May 1, 2003 with an initial specified face amount of insurance of $1,000,000 or more. The premium charge is based on the initial specified face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy.) Currently, We intend to eliminate this premium charge after 15 policy years. (This elimination is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 48.


Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund monthly. These are:

     o an expense charge of $7.00. We currently intend to reduce this charge to $4.00 after the 15th policy year (This reduction is not guaranteed.)

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.


In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year; or


     o more than twelve transfers a year between investment divisions (We currently waive this charge.) See "Monthly Deduction From Your Policy Fund" on page 49.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We reduce this charge to 0.10% after the 11th policy year. This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years or attained age 95). If You keep this policy in force for the surrender charge period, then You will not incur a surrender charge.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 policy years or attained age 95). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $18.05 per $1,000 of face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $47.50 per $1,000 of face amount. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issues ages at 63 or older.


The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies a new surrender charge and a new 15 year surrender charge period for the amount of the increase. See "Surrender Charge" on page 51 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse


Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the no lapse guarantee period (including the period of time provided by an in-force No Lapse Guarantee Option), Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements (including those required under an in-force No Lapse Guarantee Option). However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "YOUR POLICY CAN LAPSE" on page 58.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action such as transfers between investment divisions, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

You may send correspondence and transaction request to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, include a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).

                  Detailed information about foundation VUL 1.1

INSURANCE FEATURES

This prospectus describes Our Foundation Variable Universal Life 1.1 policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Foundation Variable Universal Life 1.1 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Foundation Variable Universal Life 1.1 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Foundation Variable Universal Life 1.1 has two types of death benefit options. You may switch back and forth between these options. Foundation Variable Universal Life 1.1 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Foundation Variable Universal Life 1.1 is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions that You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum or premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds).

As the owner, You may choose between two death benefit options:

o         Option 1 provides a benefit that equals the face amount of the policy.
          This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period (including any period of time provided by an in-force No Lapse Guarantee Option), Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums (including those applicable for an in-force No Lapse Guarantee Option) for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.


The minimum initial face amount generally is $50,000. For issue ages 0 to 14 in the non-smoker class, the minimum face amount is $25,000. For issue ages 20 to 44 in the preferred plus non-smoker, the preferred smoker, and the preferred non-smoker rate classes, the minimum face amount is $100,000.


Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If the insured person is still living on the maturity date, We will pay the beneficiary the net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "MATURITY DATE" on page 59.


Changes In Foundation Variable Universal Life1.1

Foundation Variable Universal Life 1.1 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increase the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

o Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy.)


     o There will be an increase in the no lapse guarantee premium requirement.

     o    A new surrender charge period will apply to the face amount increase.


For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amounts may have tax consequences. You should consult a tax advisor before making any change. See "Tax Effects" on page 53.


Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.


If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increase and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "Tax Effects" on page 53. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.


Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.


The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1)        the age, sex, and premium class of the insured,
2)        the initial face amount of the policy, and
3)        any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 35 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The No Lapse Guarantee Period. During the no lapse guarantee period, You can keep Your policy in force by meeting a no lapse guarantee premium requirement. In most states, the no lapse guarantee period lasts until the 20th policy anniversary for issue ages 0 to 50. For ages 51 and over, the no lapse guarantee period will be the later of attained age 70 or 5 years. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits. (This is not the same as the planned premiums.) The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is more than the sum of the monthly no lapse guarantee premiums required to that date. The no lapse guarantee premium increases when the face amount increases.

During the minimum no lapse guarantee period, Your policy will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

No Lapse Guarantee Option

You can choose an additional No Lapse Guarantee period by electing the No Lapse Guarantee Option. This option allows You to choose a second No Lapse Guarantee period to Your choice of attained age 65, 80 or 100 if a larger no lapse guarantee premium is met. If this option is chosen, the No Lapse Guarantee Option period and the additional premium required to keep this option active will be shown on the Schedule of Policy Benefits page of Your policy.

If at any time, You do not meet the premium requirements for the No Lapse Guarantee Option, the benefits provided for under this option will terminate. However, the no lapse guarantee period and the no lapse guarantee premium provided in Your policy will still remain in effect.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it (if We receive it before 3:00 p.m. central time)or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.

The net premium is the premium minus a premium charge and any expense charges. Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal
100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 47.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum", in the event the insured person is expected to die within 12 months (or a longer period if required by state law).

       Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply.) The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


       There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


       On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

          a.   the death benefit of the policy and of each eligible rider

          b.   the face amount

          c.   any policy funds

          d.   any outstanding loan

       When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

       You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

(9) No Lapse Guarantee Option: This benefit allows You to choose a second no lapse guarantee period of Your choice to attained ages 65, 80 or 100. If this option is chosen, the no lapse guarantee period and the premium requirement for Your No Lapse Guarantee Option will be shown on Your Schedule of Policy Benefits page.

(10) Extended Maturity Option: This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1. Once Your policy is extended beyond the Maturity Date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:

o         Increase in the specified amount of insurance
o         Changes in the death benefit options
o         Premium payments

       The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

(11)   Automatic Benefit Increase Provision: The Automatic Benefit Increase
       (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment, or list bill.

       The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

       We calculate each face amount increase under the ABI provision as follows:

          (a)  The eligible face amount, multiplied by

          (b) The Consumer Price Index 5 months before the increase date, divided by

          (c) The Consumer Price Index 29 months before the increase date, minus

          (d)  The eligible face amount from part (a).

       The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

       The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban customers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


       The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deduction From Your Policy Fund" on page 49.)


       ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

       The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.


The Funds


Each of the 37 portfolios available under the policy is a "series" of its investment company. The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- -------------------------------------------------------------------------
Portfolio                                                 Investment Objective

-----------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds

-----------------------------------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                                Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities
--------------------------------------------------------- -------------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The
                                                          Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite
                                                          Index of 500 stocks.
--------------------------------------------------------- -------------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Mid Cap Portfolio                                     Seeks long-term growth of capital.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                 Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's Composite
                                                          Index of 500 Stocks.
--------------------------------------------------------- -------------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25%
                                                          of the fund's assets in fixed-income senior securities.

--------------------------------------------------------- -------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in commons stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- -------------------------------------------------------------------------
American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary objective.
                                                          Invests primarily in equity securities of well-established companies that management believes to be under-valued.

--------------------------------------------------------- -------------------------------------------------------------------------
American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately 60 percent of its assets in common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.
--------------------------------------------------------- -------------------------------------------------------------------------
American Century VP International Portfolio               Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for
                                                          appreciation.

--------------------------------------------------------- -------------------------------------------------------------------------
American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective.  The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- -------------------------------------------------------------------------
MFS Variable Insurance Trust

--------------------------------------------------------- -------------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- -------------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

--------------------------------------------------------- -------------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

--------------------------------------------------------- -------------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- -------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

--------------------------------------------------------- -------------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Fund

-----------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the Russell 2000
                                                          Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------- -------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
--------------------------------------------------------- -------------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
--------------------------------------------------------- -------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust

--------------------------------------------------------- -------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in "hard asset securities."  Income is a secondary consideration.  Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
--------------------------------------------------------- -------------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.

-----------------------------------------------------------------------------------------------------------------------------------

INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.


--------------------------------------------------------- -------------------------------------------------------------------------

INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies develop, produce, or distribute products or services related to health care.


-----------------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust


-----------------------------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- -------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- -------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                            Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- -------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.


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Fidelity Management & Research Company manages the VIP portfolios. American
Century Investment Management, Inc. manages the American Century VP Portfolios.
MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett &
Co. LLC, manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc.
manages the Alger American portfolios. Van Eck Global manages the Van Eck
Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO
Variable Insurance Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public. And are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager.
Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND
CHARGES" on page 48. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
48. The balance of the premium is Your beginning policy fund.


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Your policy fund reflects:

o         the amount and frequency of premium payments,
o         deductions for the cost of insurance, additional benefits and other charges,
o         the investment performance of Your chosen investment divisions,
o         interest earned on amounts allocated to the General Account,
o         loans, and
o         partial withdrawals.

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We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our
Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment division are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division.
Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies.
After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio on that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547% during the first 10 policy years, which is an effective annual rate of 0.90%.
          After the 10th policy year this charge is at an effective annual rate of 0.10%.

     o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfer Of Policy Fund


You may transfer amounts among the investment divisions and between the General
Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charges as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 51.
Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day We receive Your request.
Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Market Timing and Excessive Trading Limits

The policies are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonable designed to prevent transfers that We consider disadvantageous to other owners. You will be notified in writing if Your transfer request has been refused or restricted.


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.
By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payment received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program.
However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.
While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Enhanced Dollar Cost Averaging


By current Company practice, if the source account is the General Account, We will pay an effective annual interest rate of 10% until the end of the first policy year on monies allocated into the EDCA program during the first four policy months. Neither the EDCA program nor the 10% annual effective rate is guaranteed and both are subject to change without notice. There is no charge for this feature.


Portfolio Rebalancing

The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You.

Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.


Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing
Option.

We do not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.


Policy Loans

You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt using only Your policy as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "Tax Effects" on page 53.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General
Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are
Allocated" on page 51. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service. If the Internal
Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See
"Tax Effects" on page 53.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General
Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying the Loan: You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give
Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Policy Loan On Your Policy Fund: A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our
General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and net cash surrender value.


Your Policy May Lapse: Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provision may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals.
Partial withdrawals are subject to certain conditions. They must:

     o    be at least $200,

     o in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% in subsequent policy years),

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 51.


Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 51.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in
Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However, if the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send
You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "Tax Effects" on page 53.


Surrendering Your Policy


You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early policy years.
During the surrender charge period (this period of time is the earlier of 15 policy years or attained age 95). The cash surrender value is the policy fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office.
All of Your insurance coverage will end on that date.


A surrender may have income tax consequences.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The
General Account pays interest at a declared rate. We guarantee the principal after deductions .The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities
Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

o         allocating net premium and loan payments,
o         transferring amounts from the investment divisions,
o         securing any policy loans, or
o         earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5% per year. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfer Of Policy Fund" on page 42.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 6.5% premium charge from each premium payment (for policies issued after May 1, 2003, with a specified face amount of insurance of $1,000,000 or more, the charge is 6.0%). Currently We plan to eliminate this charge after 15 policy years - this is not guaranteed. This charge partially reimburses Us for premium taxes We incur and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state.


Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period. See "Surrender
Charge" on page 51.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct an additional $.46 (forty-six cents) from each premium payment. This $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks.
We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy.
The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to the Foundation Variable Universal Life 1.1 policy. For the first ten policy years, and 0.10% thereafter. The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy - How We Determine The Accumulation Unit
Value" on page 41. If the money We collect from this charge is not needed, then
We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and surrender charge, Our General
Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deduction From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund:

     1. Expense Charge: This charge is $7.00 per month. We currently intend to reduce this charge to $4 per month after then 15th policy year (this reduction is not guaranteed). This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the net amount at risk. We may profit from this charge.


The cost of insurance rate is based on the sex, attained age, specified face amount of insurance, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker and smoker.
The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages, with an initial specified face amount of insurance of $200,000 in the fist policy year.


              Illustrative Table of Monthly Cost of Insurance Rates

                   (Rounded) per $1,000 of Net Amount at Risk


                           Guaranteed                          Current
                             Maximum                 ( Male Preferred Non-Smoker
Male Issue Age                Rate                              Rate)
--------------             ----------                ---------------------------
      25                       .13                               .10
      35                       .14                               .11
      45                       .29                               .19
      55                       .69                               .37
      65                      1.87                               .87


For example, a male preferred non-smoker, age 35 with a $200,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $28.90. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance charge of $21.90. The $21.90 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.11) times the amount at risk ($200,000 face less the initial cash value of $928 which is $1,000 of premium less the $65 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.

The preferred smoker cost of insurance rates are lower than the smoker cost of insurance rates, and the non-smoker rates are lower than the preferred smoker rates. To qualify for the non-smoker rates, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and the sex of the insured.

The preferred plus non-smoker cost of insurance rates are lower than the preferred non-smoker cost of insurance rates, and the preferred non-smoker rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred plus non-smoker and preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

Current cost of insurance rates also depend on the initial specified face amount of insurance. The charge is generally lower for policies with an initial specified face amount of insurance of $100,000 or more than for policies with lower face amounts, and lower still for amounts of $1,000,000 or more (this is known as "banding").

If Foundation Variable Universal Life 1.1 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title
VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made form the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our
Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years
(the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your
Policy" on page 47.


The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years or attained age
95) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first year surrender charge.
The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

                    Examples of First Year Surrender Charges

                            Per $1,000 of Face Amount

                                                          Surrender Charge Per $1,000 of
    Issue Age            Sex              Class                     Face Amount
    ---------            ---              -----                     -----------
       35               Male            Non-Smoker                     $19.00
       35               Male              Smoker                       $22.50

       55              Female           Non-Smoker                     $31.00
       55              Female             Smoker                       $36.00

       65               Male              Smoker                       $52.50
       65              Female             Smoker                       $50.00


A face amount decrease will not reduce the surrender charge. If the face amount is increased, there will be a new or increased surrender charge and a new 15 year surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:


     a)   The initial face amount set equal to the face amount increase

     b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

     c)   The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as the new policy with the following surrender charge criteria:

     a)   face amount of $100,000

     b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45)

     c)   a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

                                   Tax Effects

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the policies do not give policy owners investment control over assets of the portfolios, We reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the assets supporting the policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts


Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," (MEC) with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     (2) Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the first five policy years are less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy in force beyond the insured's 100th year.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations


The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    Additional Information About the Policies

YOUR RIGHT TO EXAMINE THIS POLICY

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:

o         10 days after You receive Your policy;
o 10 day after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or
o         45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your Foundation Variable Universal Life 1.1 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period (including the period of time provided by an in-force No Lapse Guarantee Option), coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate Your policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be insured,

     o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The effective date of the reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY" on page 61.


MATURITY DATE

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

     (a)  The policy can not be in the grace period;

     (b) All of the policy fund must be transferred to either the General Account or the Money Market investment division; and

     (c)  The death benefit option must be elected as option 1.


(See the "Extended Maturity Option" section on page 34 for further details about this option.)


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Foundation Variable Universal Life 1.1 from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;


     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by the state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY


We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:


o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase plus the monthly cost of insurance deductions for the increase (some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.

You have the following payment options:

     1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2.   Installment Options: There are two ways that We pay installments:

          a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b. Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

          (1)  at least 5 years (called "5 Years Certain");

          (2)  at least 10 years (called "10 Years Certain");

          (3)  at least 15 years (called "15 Years Certain");

          (4)  at least 20 years (called "20 Years Certain"); or

          (5) payment for life. With this option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the interest deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or communication rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below.) Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

(1)       We contest the policy.
(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3)       The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to the government agencies and departments.

YOUR VOTING RIGHTS AS AN OWNER


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:


o         to elect the funds' Boards of Directors,
o         to ratify the selection of independent auditors for the funds, and
o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the Record Date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do so.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company. Sammons Securities Company, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life. The mailing address for Sammons Securities Company is:

                         Sammons Securities Company, LLC

                                 4261 Park Road

                               Ann Arbor, MI 48103

During the first policy year, We will pay agents a commission of up to 85% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 3.5% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production or promotional literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

o         the premium load;
o         the surrender charge;
o         the mortality and expense charge;
o         the cost of insurance charge;
o         revenues, if any, received from the funds or their managers; and
o investment earnings on amounts allocated under policies to the General Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

We incur various sales and promotional expenses in selling Foundation Variable Universal Life 1.1. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing policy forms and prospectuses, and entering information in Our records.

For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Sammons Securities Company and other selling broker-dealers will share commissions and additional amounts received for sales of the policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.

Business Day means any day the New York Stock Exchange is open.

Cash Surrender Value means the policy fund on the date of the surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between Investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

In Force means the insured's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction of the premium load and less any per premium expenses.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain in force if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge made only upon surrender of the policy.

                                   APPENDIX A

                       Policies Issued Before May 1, 2003

     Foundation Variable Universal Life insurance policies issued before May 1, 2003, generally are different than the policies described in this prospectus in the following manners:

          o The premium charge remains at 6.5% even for policies with an initial specified face amount of insurance of $1,000,000 or more.

          o The cost of insurance charges are not "banded" (they do not vary depending on the initial specified face amount of insurance).

          o    The minimum "No Lapse Guarantee Premium" may be different.

See Your policy itself for specific information applicable to You.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses, commissions, and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102


SEC File No. 811-05271


_______________________________________________________________________________

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                     FOUNDATION VARIABLE UNIVERSAL LIFE 1.1

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

             (through the Midland National Life Separate Account A)

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Foundation Variable Universal Life Insurance
1.1 Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2003, by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Terms used in the current prospectus for the policy are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH

                         THE PROSPECTUS FOR THIS POLICY.

                                Dated May 1, 2003

                                Table of Contents

The Policy...................................................................3

   POLICYOWNER...............................................................3
   DEATH BENEFIT.............................................................3
   PAYMENT OPTIONS...........................................................4
   PREMIUM LIMITATIONS.......................................................4

About Us.....................................................................5

   MIDLAND NATIONAL LIFE INSURANCE COMPANY...................................5
   OUR SEPARATE ACCOUNT A....................................................5
   OUR REPORTS TO POLICYOWNERS...............................................5
   DIVIDENDS.................................................................6
   DISTRIBUTION OF THE POLICIES..............................................6
   REGULATION................................................................6
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC........................7
   LEGAL MATTERS.............................................................7
   FINANCIAL MATTERS.........................................................7
   ADDITIONAL INFORMATION....................................................7

PERFORMANCE..................................................................7

   HISTORICAL ANNUALIZED RETURNS.............................................8
   HISTORICAL CUMULATIVE RETURNS............................................10

ILLUSTRATIONS...............................................................11

FINANCIAL STATEMENTS........................................................11

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER

The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

1.        Transfer ownership of Your policy by absolute assignment;
2.        Designate, change or revoke a contingent owner; or
3.        Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

1.        Change the irrevocable beneficiary during the insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
3.        Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT

We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                             Table of Death Benefits
                              Based on Policy Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                 Is This                     Policy Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland National Life Insurance Company was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months that show:

     o    the current death benefit for Your policy,

     o    Your policy fund,

     o    information about investment divisions,

     o    the cash surrender value of Your policy,

     o    the amount of Your outstanding policy loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

DIVIDENDS

We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES

Sammons Securities Company, LLC is responsible for distributing the policies pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the policies. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, as well as other incentives or payments, are not charged directly to the policy owners or the Separate Account.

Sammons Securities Company may offer the policies through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of policy sales or premium payments.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
                                                                       Aggregate Amount of Commissions Retained by
                       Aggregate Amount of Commissions Paid to         Sammons Securities Company After Payments to
Fiscal year            Sammons Securities Company*                     its Registered Persons and Other Broker-Dealers
---------------------- ----------------------------------------------- -----------------------------------------------------
2002                   $11,064,683                                     $
---------------------- ----------------------------------------------- -----------------------------------------------------
* Includes sales compensation paid to registered persons of Sammons Securities
Company.

Prior to 2002, these policies were offered through Walnut Street Securities.
Walnut Street Securities received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
Fiscal year            Aggregate Amount of Commissions Paid to         Aggregate Amount of Commissions Retained by
                                                                       Walnut Street Securities After Payments to its
                       Walnut Street Securities*                       Registered Persons and Other Broker-Dealers
---------------------- ----------------------------------------------- -----------------------------------------------------
2000                   $12,326,061                                     $0
---------------------- ----------------------------------------------- -----------------------------------------------------
2001                   $12,806,659                                     $0
---------------------- ----------------------------------------------- -----------------------------------------------------
* Includes sales compensation paid to registered persons of Walnut Street Securities


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National Life Insurance Company is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life Insurance Company will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws. We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in SAI with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in the prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National Life Insurance Company may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

---------------------------------------------------------------------------------------------------------
                 Investment Division                      Date of        1-Year      5-Year    Life of
                                                                         ------      ------
                                                         Inception                               Fund

---------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                          01/09/1989      -33.63%     -0.97%     11.03%
---------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                01/25/1995      -34.54%      2.31%     12.52%
---------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                   05/03/1993      -30.21%      3.36%     11.51%
---------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio            09/21/1988      -26.92%     -9.75%     7.43%
---------------------------------------------------------------------------------------------------------
American Century  VP Value                               05/01/1996      -13.43%      2.94%     7.41%
---------------------------------------------------------------------------------------------------------
American Century VP Balanced                             05/01/1991      -10.39%      0.66%     5.91%
---------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation                 11/20/1987      -21.94%     -1.02%     5.14%
---------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                      10/30/1997      -20.12%     -1.14%     0.29%
---------------------------------------------------------------------------------------------------------
American Century VP International                        05/01/1994      -21.12%     -2.69%     2.32%
---------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                                12/28/1998      -10.66%       N/A      14.61%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                   09/21/1999      -15.69%       N/A      0.91%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                      05/22/1997      -25.16%      4.28%     5.54%
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                              12/11/1989      -18.80%      2.18%     10.21%
---------------------------------------------------------------------------------------------------------
Lord Abbett International                                09/15/1999      -18.47%       N/A     -15.84%
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                09/15/1999      -10.62%       N/A      11.25%
---------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                           07/24/1995      -34.39%     -4.32%     3.71%
---------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                           10/09/1995      -21.70%     -3.74%     4.70%
---------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                             05/01/1998      -32.28%       N/A      1.65%
---------------------------------------------------------------------------------------------------------
MFS VIT Research Series                                  07/26/1995      -25.25%     -3.74%     3.74%
---------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                       09/01/1989      -3.73%      -5.02%     1.74%
---------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                      01/03/1995      -16.31%     -2.39%     5.99%
---------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                             09/06/1989      -9.57%       0.53%     7.37%
---------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                   01/03/1995      -9.56%       0.20%     5.23%
---------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                                 01/03/1995      -10.19%      2.76%     11.24%
---------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                              10/09/1986      -17.72%     -0.61%     9.03%
---------------------------------------------------------------------------------------------------------
VIP Growth & Income                                      12/31/1996      -17.39%     -0.18%     3.98%
---------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                       01/03/1995      -22.58%     -7.20%     3.95%
---------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                     10/09/1986      -30.77%     -1.27%     9.39%
---------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                                09/19/1985       2.50%      -6.90%     5.78%
---------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                                  08/27/1992      -22.98%     -1.75%     8.36%
---------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                      12/05/1988       9.34%       6.49%     7.01%
---------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                               04/01/1982       0.76%       3.60%     5.35%
---------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                   01/28/1987      -21.03%     -4.83%     3.28%
---------------------------------------------------------------------------------------------------------

Historical Cumulative Returns

As of December 31, 2002.

                 Investment Division                      Date of        1-Year        5-Year      Life of
                                                         Inception                                   Fund

Alger American Growth Portfolio                          01/09/1989      -33.63%       -4.76%      331.93%
Alger American Leveraged AllCap Portfolio                01/25/1995      -34.54%       12.10%      155.04%
Alger American MidCap Growth Portfolio                   05/03/1993      -30.21%       17.97%      186.72%
Alger American Small Capitalization Portfolio            09/21/1988      -26.92%      -40.13%      178.37%
American Century  VP Value                               05/01/1996      -13.43%       15.59%       61.10%
American Century VP Balanced                             05/01/1991      -10.39%       3.34%        95.52%
American Century VP Capital Appreciation                 11/20/1987      -21.94%       -5.00%      113.40%
American Century VP Income & Growth                      10/30/1997      -20.12%       -5.57%       1.51%
American Century VP International                        05/01/1994      -21.12%      -12.75%       22.01%
FI  VIP Mid Cap Portfolio                                12/28/1998      -10.66%        N/A         72.80%
INVESCO  VIF - Financial Services Fund                   09/21/1999      -15.69%        N/A         3.02%
INVESCO  VIF - Health Sciences Fund                      05/22/1997      -25.16%       23.31%       35.35%
Lord Abbett Growth & Income                              12/11/1989      -18.80%       11.39%      256.07%
Lord Abbett International                                09/15/1999      -18.47%        N/A        -43.36%
Lord Abbett Mid-Cap Value                                09/15/1999      -10.62%        N/A         42.10%
MFS VIT Emerging Growth Series                           07/24/1995      -34.39%      -19.81%       31.15%
MFS VIT Investors Trust Series                           10/09/1995      -21.70%      -17.35%       39.40%
MFS VIT New Discovery Series                             05/01/1998      -32.28%        N/A         7.94%
MFS VIT Research Series                                  07/26/1995      -25.25%      -17.35%       31.41%
Van Eck Worldwide Hard Assets Fund                       09/01/1989      -3.73%       -22.70%       25.87%
VIP Asset Manager: Growth Portfolio                      01/03/1995      -16.31%      -11.39%       59.24%
VIP Assett Manager Portfolio                             09/06/1989      -9.57%        2.68%       157.96%
VIP Balanced Portfolio                                   01/03/1995      -9.56%        1.00%        50.33%
VIP Contrafund Portfolio                                 01/03/1995      -10.19%       14.58%      134.40%
VIP Equity-Income Portfolio                              10/09/1986      -17.72%       -3.01%      307.09%
VIP Growth & Income                                      12/31/1996      -17.39%       -0.90%       26.40%
VIP Growth Opportunities Portfolio                       01/03/1995      -22.58%      -31.18%       36.32%
VIP Growth Portfolio                                     10/09/1986      -30.77%       -6.19%      329.47%
VIP High Income Portfolio                                09/19/1985       2.50%       -30.06%      164.25%
VIP Index 500 Portfolio                                  08/27/1992      -22.98%       -8.45%      129.57%
VIP Investment Grade Bond Portfolio                      12/05/1988       9.34%        36.94%      159.58%
VIP Money Market Portfolio                               04/01/1982       0.76%        19.34%      195.12%
VIP Overseas Portfolio                                   01/28/1987      -21.03%      -21.93%       67.24%


                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

________________________________________________________________________________

                            VARIABLE UNIVERSAL LIFE 4

                                    Issued By

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

              through the Midland National Life Separate Account A

Variable Universal Life 4 provides a life insurance policy issued by Midland National Life Insurance Company. Variable Universal Life 4:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the policy is still in force;

     o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        Fidelity's Variable Insurance Products Fund Initial Class,
2.        American Century Variable Portfolios, Inc.,
3.        MFS(R)Variable Insurance Trust,
4.        Lord Abbett Series Fund, Inc.,
5.        Alger American Fund,
6.        Van Eck Worldwide Insurance Trust,

7.        INVESCO Variable Investment Funds, Inc., and
8.        PIMCO Variable Insurance Trust

You can choose among the thirty-seven investment divisions listed on the following page.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2003

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
VIP Money Market Portfolio                                      MFS VIT Emerging Growth Series

VIP High Income Portfolio                                       MFS VIT Research Series

VIP Equity-Income Portfolio                                     MFS VIT Investors Trust Series

VIP Growth Portfolio                                            MFS VIT New Discovery Series

VIP Overseas Portfolio                                          Lord Abbett Series Fund, Inc. Growth & Income Portfolio

VIP MidCap Portfolio                                            Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

VIP Asset Manager Portfolio                                     Lord Abbett Series Fund, Inc. International Portfolio

VIP Investment Grade Bond Portfolio                             Alger American Small Capitalization Portfolio

VIP Contrafund(R)Portfolio                                      Alger American Mid-Cap Growth Portfolio

VIP Asset Manager: Growth Portfolio                             Alger American Growth Portfolio

VIP Index 500 Portfolio                                         Alger American Leveraged AllCap Portfolio

VIP Growth & Income Portfolio                                   Van Eck Worldwide Hard Assets Fund


VIP Balanced Portfolio                                          LEVCO Equity Value Fund - no longer available.  See
                                                                Note 1 below.


VIP Growth Opportunities Portfolio                              INVESCO VIF-Financial Services Fund

American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund


American Century VP Value Portfolio                             PIMCO VIT Total Return Portfolio

American Century VP Balanced Portfolio                          PIMCO VIT Low Duration Portfolio

American Century VP International Portfolio                     PIMCO VIT High Yield Portfolio

American Century VP Income & Growth Portfolio                   PIMCO VIT Real Return Portfolio

Note 1 -- Effective May 1, 2003, LEVCO Equity Value Fund was closed to new premium and fund transfers.

Effective September 1, 2003, LEVCO Equity Value Fund will be liquidated. This decision was made due to the high expenses and low performance associated with this fund. Policyowners with values allocated to the LEVCO Equity Value Fund may transfer their values to another option available under their policy at any time before September 1st, 2003. There is no transfer charge for this transfer and We will not count the transfer toward any limit on the number of free transfers You may make each year. All policyowners with values allocated to the LEVCO Equity Value Fund have received more detailed information regarding available investment options and transfer procedures. If We do not receive a transfer request from You, by the Liquidation Date, We will transfer any values allocated to LEVCO Equity Value Fund to the Fidelity VIP Money Market investment portfolio. There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of free transfers You may make each year.


This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                TABLE OF CONTENTS


POLICY BENEFITS / RISKS SUMMARY.......................................................................................17
      POLICY BENEFITS.................................................................................................17
            Death Benefits............................................................................................17
            Flexible Premium Payments.................................................................................17
            Minimum Premium...........................................................................................18
            Benefits of the Policy Fund...............................................................................18
            Tax Benefits..............................................................................................18
            Additional Benefits.......................................................................................18
            Your Right to Examine This Policy.........................................................................19
      POLICY RISKS....................................................................................................19
            Investment Risk...........................................................................................19
            Surrender Charge Risk.....................................................................................19
            Risk of Lapse.............................................................................................19
            Tax Risks.................................................................................................20
            Portfolio Risks...........................................................................................20
FEE TABLE.............................................................................................................21
SUMMARY OF VARIABLE UNIVERSAL LIFE 4..................................................................................25
      DEATH BENEFIT OPTIONS...........................................................................................25
      Flexible Premium Payments.......................................................................................26
      INVESTMENT CHOICES..............................................................................................27
      YOUR POLICY FUND................................................................................................28
            Transfers.................................................................................................28
            Policy Loans..............................................................................................28
            Withdrawing Money.........................................................................................28
            Surrendering Your Policy..................................................................................29
      DEDUCTIONS AND CHARGES..........................................................................................29
            Deductions From Your Premiums.............................................................................29
            Deductions From Your Policy Fund..........................................................................29
            Surrender Charge..........................................................................................29
      ADDITIONAL INFORMATION ABOUT THE POLICIES.......................................................................30
            Your Policy Can Lapse.....................................................................................30
            Correspondence and Inquiries..............................................................................30
            State Variations..........................................................................................31
            Tax-Free "Section 1035" Exchanges.........................................................................31
DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 4..................................................................31
      INSURANCE FEATURES..............................................................................................31
            How the Policies Differ From Whole Life Insurance.........................................................31
            Application for Insurance.................................................................................32
            Death Benefit.............................................................................................32
            Notice and Proof of Death.................................................................................33
            Payment of Death Benefits.................................................................................33
            Maturity Benefit..........................................................................................33
            Changes In Variable Universal Life 4......................................................................33
            Changing The Face Amount of Insurance.....................................................................34
            Changing Your Death Benefit Option........................................................................34
            When Policy Changes Go Into Effect........................................................................35
            Flexible Premium Payments.................................................................................35
            Allocation of Premiums....................................................................................36
            Additional Benefits.......................................................................................37
            Extended Maturity Option..................................................................................39
      SEPARATE ACCOUNT INVESTMENT CHOICES.............................................................................40
            Our Separate Account And Its Investment Divisions.........................................................40
            The Funds.................................................................................................40
            Investment Policies Of The Portfolios.....................................................................40
            Charges In The Funds......................................................................................44
      USING YOUR POLICY FUND..........................................................................................44
            The Policy Fund...........................................................................................45
            Amounts In Our Separate Account...........................................................................45
            How We Determine The Accumulation Unit Value..............................................................45
            Policy Fund Transactions..................................................................................46
            Transfer Of Policy Fund...................................................................................46
            Market Timing and Excessive Trading Limits................................................................47
            Dollar Cost Averaging.....................................................................................47
            Portfolio Rebalancing.....................................................................................48
            Policy Loans..............................................................................................48
            Withdrawing Money From Your Policy Fund...................................................................50
            Surrendering Your Policy..................................................................................51
      THE GENERAL ACCOUNT.............................................................................................51
      DEDUCTIONS AND CHARGES..........................................................................................52
            Deductions From Your Premiums.............................................................................52
            Charges Against The Separate Account......................................................................52
            Monthly Deductions From Your Policy Fund..................................................................53
            Transaction Charges.......................................................................................54
            How Policy Fund Charges Are Allocated.....................................................................55
            Surrender Charge..........................................................................................55
TAX EFFECTS...........................................................................................................57
      INTRODUCTION....................................................................................................57
      TAX STATUS OF THE POLICY........................................................................................57
      TAX TREATMENT OF POLICY BENEFITS................................................................................57
            In General................................................................................................58
            Modified Endowment Contracts..............................................................................58
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................58
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts...........59
            Investment in the Policy..................................................................................59
            Policy Loans..............................................................................................59
            Withholding...............................................................................................60
            Multiple Policies.........................................................................................60
            Continuation of Policy Beyond Age 100.....................................................................60
            Business Uses of Policy...................................................................................60
            Split-Dollar Arrangements.................................................................................60
            Tax Shelter Regulations...................................................................................61
            Alternative Minimum Tax...................................................................................61
            Other Tax Considerations..................................................................................61
            Possible Tax Law Changes..................................................................................61
            Our Income Taxes..........................................................................................61
ADDITIONAL INFORMATION ABOUT THE POLICIES.............................................................................61
      Your Right To Examine this Policy...............................................................................61
      Your Policy Can Lapse...........................................................................................62
      You May Reinstate Your Policy...................................................................................62
      Policy Periods And Anniversaries................................................................................63
      Maturity Date...................................................................................................63
      We Own The Assets Of Our Separate Account.......................................................................63
      Changing the Separate Account...................................................................................63
      Limits On Our Right To Challenge The Policy.....................................................................64
      YOUR PAYMENT OPTIONS............................................................................................65
            Lump Sum Payments.........................................................................................65
            Optional Payment Methods..................................................................................65
      YOUR BENEFICIARY................................................................................................66
      ASSIGNING YOUR POLICY...........................................................................................66
      WHEN WE PAY PROCEEDS FROM THIS POLICY...........................................................................67
      YOUR VOTING RIGHTS AS AN OWNER..................................................................................67
      DISTRIBUTION OF THE POLICIES....................................................................................68
      LEGAL PROCEEDINGS...............................................................................................69
      FINANCIAL STATEMENTS............................................................................................70
DEFINITIONS...........................................................................................................71




                         POLICY BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits

Variable Universal Life 4 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 32.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 35.


Minimum Premium

During the minimum premium period, Your policy will remain in force as long as You meet the applicable minimum premium requirements.

Benefits of the Policy Fund


o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Policy Fund" on page
          50. There may be tax consequences.

o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus any surrender charge and minus any outstanding policy debt). See "Surrendering Your Policy" on page 51. There may be tax consequences.

o Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 48. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 57.

o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 46.

o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 47.

o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policyowners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 48.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund are not taxable transactions.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o    Disability Waiver Benefit         o    Additional Insured Rider
o    Monthly Disability Benefit        o    Guaranteed Insurability Rider
o    Accidental Death Benefit          o    Living Needs Rider
o    Children's Insurance Rider        o    Automatic Benefit Increase Provision
o    Family Insurance Rider

Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy


For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy. See "Your Right To Examine this Policy" on page 61.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.


Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 55.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 35.

          Nevertheless, the policy can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 62.

o Policy Loans. Your loan may affect whether Your policy remains in force. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. For more details see "Policy Loans" on page 48.


o Withdrawing Money / Surrendering Your Policy. If You make a partial withdrawal or surrender the policy prior to the earlier of the 15th policy year or attained age 95, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your policy in the first few policy years. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.

Tax Risks


In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.


Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 57. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, surrender the policy, or transfer policy funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------------
Charge                                 When Charge Is Deducted                              Amount Deducted

                                                                     --------------------------------------------------------------
                                                                     Maximum Guaranteed            Current Charge
                                                                     Charge

-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads

-----------------------------------------------------------------------------------------------------------------------------------
Premium Charge                         Upon receipt of a premium     6.5% of each premium          6.5% of each premium
                                       payment.                      payment in all policy years.  payment received in policy
                                                                                                   years 1 through 15.
-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each premium       $0.46 from each premium
Charge                                 payment where Civil Service   payment.                      payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargei                      At the time of surrender or   $12.00 up to $52.50 in the    $12.00 up to $52.50 in the
(Deferred Sales Charge)                lapse that occurs during the  first policy year per $1,000  first policy year per $1,000


                                       first 15 policy years or the  of face amount.ii             of face amountii.
Minimum and Maximum                    first 15 years following a
                                       face amount increase.


-----------------------------------------------------------------------------------------------------------------------------------

Charge for a male insured issue age    At the time of surrender or   $21.50 per $1,000 of          $21.50 per $1,000 of
40 in the nonsmoker premium class in   lapse that occurs during the  specified face amount.        specified face amount.
the first policy year                  first 15 policy years or the
                                       first 15 years following a
                                       face amount increase.

-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first in withdrawal after the first one
                                                                     a policy year.                in any policy year.
-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the General Account.       policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges

-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase             Not Applicable                             None                         Noneiii

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                     At the time a benefit is paid No maximum amount is                     $200.00iv
                                       out.                          guaranteed.

-----------------------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                                            Periodic Fees Related to Owning the Policy

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                 When Charge Is Deducted                              Amount Deducted

                                                                     --------------------------------------------------------------
                                                                     Maximum Guaranteed       Current Charge
                                                                     Charge

-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargev              On the policy date and on     $0.06 up to $83.33 per   $0.05 up to $30.37 per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
Minimum and Maximum                                                  riskvi per month.


-----------------------------------------------------------------------------------------------------------------------------------
Charges for a male insured issue age   On the policy date and on     $0.20 per $1,000 of net  $0.16 per $1,000 of net amount at
40 in the nonsmoker premium class in   every monthly anniversary.    amount at risk per       risk per month.
the first policy year.                                               month.

-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the policy date and on     $7 per month in all      $7 per month in all policy years.
                                       every monthly anniversary.    policy years.

-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90% in policy
Charge                                 remains in force.             the policy Separate      years 1 - 10 and 0.25% thereafter.
                                                                     Account
                                                                     assets in
                                                                     all policy
                                                                     years.

-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadvii                On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                       earlier, as applicableviii.   policy years 1-10; In    1-10; In policy years thereafter,
                                                                     policy years thereafter, it is 0.00% (annually) on loans of
                                                                     it is 0.00% (annually)   earnings and 2.00% on everything
                                                                     on loans of earnings     elsevii.
                                                                     and 4.50% on
                                                                     everything elsevii.


-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesix


-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
Minimum and Maximum                    thereafter.                   accidental death benefit selected.
                                                                     selected.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured attained     On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first policy year         thereafter.                   death benefit.
following the rider policy date

-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider policy date and      $0.06 up to $83.33 per   $0.05 up to $30.37 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
Minimum and Maximum                    thereafter.                   Additional Insured Rider death benefit.
                                                                     death benefit.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a female insured attained   On rider policy date and      $0.18 per month per      $0.12 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
class in the first policy year         thereafter.                   Insured Rider death      benefit.
following the rider policy date.                                     benefit.
-----------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider             On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                       thereafter.                   Insurance benefit.x

-----------------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider                 On rider policy date and      $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                    Rider.xi


-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.

Minimum and Maximum                    thereafter until the policy   monthly benefit.
                                       anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.     each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the policy
                                       anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per unit of
                                       each monthly anniversary      month per unit of        Guaranteed Insurability Rider
Minimum and Maximum                    thereafter.                   Guaranteed Insurability  elected.
                                                                     Rider elected.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.13 per month per      $0.13 per month per unit of
30 in the nonsmoker premium class      each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
                                       thereafter.                   Insurability Rider.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
Minimum and Maximum                    thereafter.                   face amount.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class in   each monthly anniversary      $1,000 of face amount.   face amount.
the first policy year                  thereafter.
-----------------------------------------------------------------------------------------------------------------------------------

i.The surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

ii These charges decrease gradually in policy years 2 through 15 to $0.00 for policy years 16 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iii The ABI Provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" beginning on page 37).

iv Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

v The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance charge applicable to Your policy. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death. The "earnings" are equal to the policy fund less the premiums paid.

ix Charges for these riders may vary based on the policy duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

x Regardless of the number of children or their age, up to age 21.

xi Regardless of the number of children or their age, up to age 21, or the age of the spouse.


The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ----- ---------------------
                                                                                Minimum                     Maximum
------------------------------------------------------------------------- --------------------- ----- ---------------------

Total Annual Portfolio Operating Expenses1                                       0.28%           -           3.88%
(total of all expenses that are deducted from portfolio assets,

including management fees, distribution or service fees (12b-1 fees, and other expenses)
------------------------------------------------------------------------- --------------------- ----- ---------------------

Net Annual Portfolio Operating Expenses After Contractual                        0.28%           -           1.50%
Waivers and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)

------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the year 2003.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each fund manager may be found in the fund manager's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

                      SUMMARY OF VARIABLE UNIVERSAL LIFE 4

DEATH BENEFIT OPTIONS

Variable Universal Life 4 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 32.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your policy in force by paying a certain amount of premiums.

The minimum face amount is generally $50,000. However, for:

     o insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and

     o insured persons age 20 to 44 at issue who are in the preferred non-smoker rate class, the minimum face amount is $100,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however, under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You choose a planned periodic premium. But payment of the planned premiums does not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 35.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:

1.        Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.        Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.        Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.        Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.        Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.        Fidelity's Variable Insurance Products Fund (VIP) MidCap Portfolio
7.        Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.        Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio
9.        Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10.       Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio
11.       Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12.       Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13.       Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14.       Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio
15.       American Century VP Capital Appreciation Portfolio
16.       American Century VP Value Portfolio
17.       American Century VP Balanced Portfolio
18.       American Century VP International Portfolio
19.       American Century VP Income & Growth Portfolio
20.       MFS VIT Emerging Growth Series
21.       MFS VIT Research Series
22.       MFS VIT Investors Trust Series
23.       MFS VIT New Discovery Series
24.       Lord Abbett Growth & Income Portfolio
25.       Lord Abbett Mid-Cap Value Portfolio
26.       Lord Abbett International Portfolio
27.       Alger American Small Capitalization Portfolio
28.       Alger American Mid-Cap Growth Portfolio
29.       Alger American Growth Portfolio
30.       Alger American Leveraged AllCap Portfolio
31.       Van Eck Worldwide Hard Assets Fund

32.       INVESCO VIF-Financial Services Fund
33.       INVESCO VIF-Health Sciences Fund
34.       PIMCO VIT High Yield Portfolio
35.       PIMCO VIT Low Duration Portfolio
36.       PIMCO VIT Real Return Portfolio
37.       PIMCO VIT Total Return Portfolio

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 51 for more information, see "The Funds" on page 40.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 52. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits, and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 45


Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Policy Fund" on page 46. Transfer requests received at Our Executive Office before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect.


Policy Loans


You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge), minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See "Policy Loans" on page 48. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan See "TAX EFFECTS" on page 57.


Withdrawing Money


You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 50. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 57. Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy


You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 51.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums


We deduct a 6.5% premium charge from each premium payment. Currently, We intend to eliminate this premium charge after 15 policy years. (This elimination is not guaranteed). This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 52.


Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund monthly.

These are:

     o    an expense charge of $7.00

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Policy Fund" on page 53.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period (this period is the earlier of 15 years or attained age 95). If You keep this policy in force for the surrender charge period, then You will not incur a surrender charge.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 policy years or attained age 95). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000 of face amount, but a male issue of age 65 and a class of preferred nonsmoker will have a first year surrender charge of $50.00 per $1,000 of face amount. The maximum first year surrender charge for all ages, sexes, and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.


The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000 per face amount. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies the surrender charges for the amount of the increase. See "Surrender Charge" on page 55 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse


Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the minimum premium period, Your policy will remain in force as long as You meet the applicable minimum premium requirements. However, the policy can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 62.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193


You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.


State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).

              DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 4

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life 4 policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Variable Universal Life 4 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Variable Universal Life 4 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Universal Life 4 has two types of death benefit options. You may switch back and forth between these options. Variable Universal Life 4 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Variable Universal Life 4 is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds).

As the owner, You may choose between two death benefit options:

o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. A table of corridor percentages and some examples of how they work are in the statement of additional information which is available upon request (see back cover).

Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the minimum premium period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.

The minimum initial face amount generally is $50,000. For issue ages 0-14 the minimum face amount is $25,000. For issue ages 20 to 44 in the preferred non-smoker rate class, the minimum face amount is $100,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If the insured person is still living on the maturity date, We will pay the beneficiary the policy's net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the insured person's100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 63.


Changes In Variable Universal Life 4

Variable Universal Life 4 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy).


     o    There will be an increase in the minimum premium requirement.

     o    A new surrender charge period will apply to the face amount increase.


For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount may have tax consequences. You should consult a tax advisor before making any change. See "TAX EFFECTS" on page 57.


Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.


If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 57. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your policy's Schedule of Policy Benefits will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1)        the age, sex and premium class of the insured,
2)        the initial face amount of the policy, and
3)        any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay in force.


Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 38 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your policy in force by meeting a minimum premium requirement. In most states, the minimum premium period lasts until the later of the 5th policy anniversary or the insured's 70th birthday. A monthly minimum premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the minimum premium period, Your policy will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any policy debt.

This policy lapse can occur even if You pay all the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it (if We receive it before 3:00 p.m. central time) or on the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.

The net premium is the premium minus a premium charge and any expense charges. Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal
100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 51.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

1. Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured's 60th birthday, then We will waive monthly deductions for as long as the disability continue.

2. Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of the benefit paid into the policy fund is more than the amount permitted under the income tax code, the monthly benefit will be paid to the insured.

3. Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

4. Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

5. Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

6. Additional Insurance Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

7. Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

8. Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or longer period if required by state law).

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


     There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

              (a)  the death benefit of the policy and of each eligible rider
              (b)  the face amount
              (c)  any policy funds
              (d)  any outstanding loan

     When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

(8) Automatic Benefit Increase Provision: The Automatic Benefit Increase (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regular underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue of age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

     The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase by sending Us a written notice before it takes effect. If You reject the increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

We calculate each face amount increase under the ABI provision as follows:

(a)       The eligible face amount, multiplied by
(b)       The Consumer Price Index 5 months before the increase date, divided by
(c)       The Consumer Price Index 29 months before the increase date, minus
(d)       The eligible face amount from part (a).

       The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

       The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


       The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 53.)


       ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:

o         Increase in the specified amount of insurance
o         Changes in the death benefit options
o         Premium payments

The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account, reflect the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premium in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.


The Funds


Each of the 37 portfolios available under the policy is a "series" of its respective investment company. The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective

-------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Money Market Portfolio                                Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities
--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Mid Cap Portfolio                                     Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is  neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP International  Portfolio              Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective.  The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS Variable Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS Investors Trust Series                                Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.

=--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities of non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Fund

--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.

-------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.

--------------------------------------------------------- ---------------------------------------------------------------------
INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies develop, produce, or distribute products or services related to health care.

-------------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust


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PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.


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PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.


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PIMCO VIT High Yield Portfolio                            Seeks maximum total return consistent with preservation of capital and prudent investment management.


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PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.


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Fidelity Management & Research Company manages the VIP Portfolios. American
Century Investment Management, Inc. manages the American Century VP Portfolios.
MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett &
Co LLC. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc.
manages the Alger American Portfolios. Van Eck Global manages the Van Eck
Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO
Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager.
Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolio's total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolio's are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND
CHARGES" on page 52. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
57. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our
Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment division are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division.
Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies.
After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed).

     o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfer Of Policy Fund


You may transfer amounts among the investment divisions and between the General
Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charge as described under "How
Policy Fund Charges Are Allocated" on page 55. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred in the General Account to the Separate
Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request.
Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Market Timing and Excessive Trading Limits

The policies are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if any underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners. You will be notified in writing if Your transfer request has been refused or restricted.


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions.
By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program.
However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund.
While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing


The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% of VIP Overseas investment division. Over time, the variations in the investment divisions' investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing
Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.


Policy Loans

You may borrow up to 92% of the net cash surrender value (the policy fund less the surrender charge) minus any policy debt using only Your policy as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 57.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General
Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are
Allocated" on page 55. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 10th policy year, We guarantee that We will offer zero cost loans which will be available for the loan that is from earnings, if any (the earnings are equal to the policy fund less premiums paid).
The annual interest rate charged on zero cost loans is guaranteed to be 3.5%
(which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue
Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 57.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General
Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan: You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give
Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our
General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and cash value.


Your Policy May Lapse: Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) less any policy debt, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals.
Partial withdrawals are subject to certain conditions. They must:

     o    be at least $200,

     o total no more than 50% of the net cash surrender value in any policy year,

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "How Policy Fund Charges Are Allocated" on page 55.


Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "How Policy
Fund Charges Are Allocated" on page 55.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal: A partial withdrawal reduces the amount in
Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send
You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "TAX EFFECTS" on page 57.


Surrendering Your Policy


You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early policy years.
During the surrender charge period (this period of time is the earlier of 15 policy years or attained at age 95), the cash surrender value is the policy fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office.
All of Your insurance coverage will end on that date.


A surrender may have income tax consequences.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The
General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities
Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any policy loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5% per year. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declare.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfer Of Policy Fund" on page 46.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.

Premium Charge. We deduct a 6.5% premium charge from each premium payment.
Currently, We plan to eliminate this charge after 15 policy years - this is not guaranteed. This charge partially reimburses Us for premium taxes We incur and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state.


Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period. See "Surrender
Charge" on page 55.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 (forty-six cents) covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks.
We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy.
The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Variable
Universal Life 4. We currently intend to reduce this charge to 0.25% after the 10th policy year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "How We Determine The
Accumulation Unit Value" on page 45. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by this premium load and surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

     1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, non-smoker, standard risk at various ages.

              Illustrative Table of Monthly Cost of Insurance Rates

                     (Rounded) per $1,000 of Amount at Risk

    Male                         Guaranteed                       Current
  Attained                         Maximum                (Preferred Non-Smoker)
     Age                            Rate                           Rate

      5                             $.07                           $.05
     15                              .11                            .10
     25                              .13                            .09
     35                              .14                            .10
     45                              .29                            .19
     55                              .69                            .35
     65                             1.87                            .81


For example, for a male preferred non-smoker, age 35 with a $100,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $16.91. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance charge of $9.91. The $9.91 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.10) times the amount at risk
($100,000 face less the initial cash value of $928 which is $1,000 of premium less the $65 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Universal Life 4 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title
VII of the Civil Rights Act of 1964. In 1983, the United State Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 38 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.


Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deductions allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our
Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the surrender charge period (this period of time is the earlier of 15 policy years or attained age 95). It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years
(the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the surrender charge period. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your
Policy" on page 51.


The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years or attained age
95) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first year surrender charge.
The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 of face amount surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

                    Examples of First Year Surrender Charges

                            Per $1,000 of Face Amount
                                                                          Surrender Charge Per
    Issue Age           Sex                     Class                     $1,000 of Face Amount

        15              Male            Preferred Non-Smoker                     $14.00
        15             Female           Preferred Non-Smoker                     $13.00

        35              Male                 Non-Smoker                          $19.00
        35              Male                   Smoker                            $22.50

        55             Female                Non-Smoker                          $31.00
        55             Female                  Smoker                            $36.00

        65              Male                   Smoker                            $52.50
        65             Female                  Smoker                            $50.00


A face amount decrease will not reduce the surrender charge. If the face amount is increased, there will be a new or increased surrender charge and a new 15 year surrender charge period for the amount of the increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:


a)  The initial face amount set equal to the face amount increase;

     o The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

     o    The premium class for the face amount increase.

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

     o    face amount of $100,000

     o a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45)

     o    a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the policies do not give policy owners investment control over assets of the portfolios, We reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the assets supporting the policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract".

Modified Endowment Contracts


Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC..


Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     (2) Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income.

However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the first 10 policy years are less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy in force beyond the insured's 100th year.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations


The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES


Your Right To Examine this Policy

For a limited period of time, as specified in Your policy, You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:


     o    10 days after You receive Your policy;

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

     o    45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.

Insurance coverage ends when You send Your request.

Your Policy Can Lapse

Your Variable Universal Life 4 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the minimum premium period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate Your policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate Your policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be insured,

     o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The effective date of the reinstatement will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Policy Periods And Anniversaries


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page 64.


Maturity Date

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

     o    The policy can not be in the grace period;

     o All of the policy fund must be transferred to either the General Account or the Money Market investment division;

     o    The death benefit option must be elected as option 1.


(See "Extended Maturity Option" section on page 39 for further details about this option).


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:


     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Variable Universal Life 4 from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not automatically covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

     o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the policy debt minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.

You have the following options:

     1) Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2)   Installment Options: There are two ways that We pay installments:

          a) Fixed period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive this income. We will guarantee payments for:

          (1)  at least 5 years (called "5 Years Certain");

          (2)  at least 10 years (called "10 Years Certain");

          (3)  at least 15 years (called "15 Years Certain");

          (4)  at least 20 years (called "20 Years Certain");

          payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the interest deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "YOUR BENEFICIARY" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the owner's estate.

ASSIGNING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change in ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

     o    We contest the policy.

     o We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     o    The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze or block" Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You or Your policy to government agencies or departments.

YOUR VOTING RIGHTS AS AN OWNER


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:


     o    to elect the funds' Boards of Directors,

     o    to ratify the selection of independent auditors for the funds, and

     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisors or the investment policies of their portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company. Sammons Securities Company, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD).

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life. The mailing address for Sammons Securities Company is:

                         Sammons Securities Company, LLC

                                 4261 Park Road

                               Ann Arbor, MI 48103

During the first policy year, We will pay agents a commission of up to 70% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 5% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production or promotion literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

     o    the premium load;

     o    the surrender charge;

     o    the mortality and expense charge;

     o    the cost of insurance charge;

     o    revenues, if any, received from the funds or their managers; and

     o investment earnings on amounts allocated under policies to the General Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

We incur various sales and promotional expenses in selling Variable Universal Life 4. These include commissions, the cost of preparing sales literature, promotional activities and other prospectuses, and entering the information in Our records.

For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Sammons Securities and other selling broker-dealers will share commissions and additional amounts received for sales of the policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the insured on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.

Business Day means any day the New York Stock Exchange is open.

Cash Surrender Value means the policy fund the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193


Funds means the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.


In Force means the insured person's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Minimum Premium Period : For all policies except those issued in Massachusetts or Pennsylvania, this is the period of time beginning on the policy date and ending on the later of attained age 70 or five years from the policy date. For policies issued in Pennsylvania where the issue age is 50 or younger, this period of time is for 20 years from the policy date. For policies issued in Massachusetts, this period of time is for 5 years from the policy date.

Modified Endowment Contract ("MEC") is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction the premium load and less any percentage premium expenses.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge made only upon surrender of the policy

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses, commissions, and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's public reference room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.


SEC File No. 811-05271

________________________________________________________________________________

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                            VARIABLE UNIVERSAL LIFE 4

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

             (through the Midland National Life Separate Account A)

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Universal Life 4 Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2003, by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Terms used in the current prospectus for the policy are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH

                         THE PROSPECTUS FOR THIS POLICY.

                                Dated May 1, 2003

                                TABLE OF CONTENTS

THE POLICY....................................................................3

   POLICYOWNER................................................................3
   DEATH BENEFIT..............................................................3
   PAYMENT OPTIONS............................................................4
   PREMIUM LIMITATIONS........................................................4

ABOUT US......................................................................5

   MIDLAND NATIONAL LIFE INSURANCE COMPANY....................................5
   OUR SEPARATE ACCOUNT A.....................................................5
   OUR REPORTS TO POLICYOWNERS................................................5
   DIVIDENDS..................................................................6
   DISTRIBUTION OF THE POLICIES...............................................6
   REGULATION.................................................................7
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.........................7
   LEGAL MATTERS..............................................................7
   FINANCIAL MATTERS..........................................................7
   ADDITIONAL INFORMATION.....................................................7

PERFORMANCE...................................................................7

   HISTORICAL ANNUALIZED RETURNS..............................................8
   HISTORICAL CUMULATIVE RETURNS..............................................9

ILLUSTRATIONS................................................................10


Financial Statements.........................................................10

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER

The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

1.        Transfer ownership of Your policy by absolute assignment;
2.        Designate, change or revoke a contingent owner; or
3.        Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

1.        Change the irrevocable beneficiary during the insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
3.        Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT

We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                             Table of Death Benefits
                              Based on Policy Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                  The Policy Fund                 Is This                     Policy Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland National Life Insurance Company was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months that show:

     o    the current death benefit for Your policy,

     o    Your policy fund,

     o    information about investment divisions,

     o    the cash surrender value of Your policy,

     o    the amount of Your outstanding policy loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds

DIVIDENDS

We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES

Sammons Securities Company, LLC is responsible for distributing the policies pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the policies. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, as well as other incentives or payments, are not charged directly to the policy owners or the Separate Account.

Sammons Securities Company may offer the policies through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of policy sales or premium payments.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
                                                                       Aggregate Amount of Commissions Retained by
                       Aggregate Amount of Commissions Paid to         Sammons Securities Company After Payments to
Fiscal year            Sammons Securities Company*                     its Registered Persons and Other Broker-Dealers
---------------------- ----------------------------------------------- -----------------------------------------------------
2002                   $ 11,064,683                                    $0
---------------------- ----------------------------------------------- -----------------------------------------------------
* Includes sales compensation paid to registered persons of Sammons Securities
Company.

Prior to 2002, these policies were offered through Walnut Street Securities.
Walnut Street Securities received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
Fiscal year            Aggregate Amount of Commissions Paid to         Aggregate Amount of Commissions Retained by
                                                                       Walnut Street Securities After Payments to its
                       Walnut Street Securities*                       Registered Persons and Other Broker-Dealers
---------------------- ----------------------------------------------- -----------------------------------------------------
2000                   $12,326,061                                     $0
---------------------- ----------------------------------------------- -----------------------------------------------------
2001                   $12,806,659                                     $0
---------------------- ----------------------------------------------- -----------------------------------------------------
* Includes sales compensation paid to registered persons of Walnut Street Securities

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National Life Insurance Company is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life Insurance Company will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws. We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in SAI with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in the prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National Life Insurance Company may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

---------------------------------------------------------------------------------------------------------
Investment Division                                       Date of        1-Year      5-Year    Life of
                                                         Inception                               Fund

---------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                          01/09/1989      -33.63%     -0.97%     11.03%
---------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                01/25/1995      -34.54%      2.31%     12.52%
---------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                   05/03/1993      -30.21%      3.36%     11.51%
---------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio            09/21/1988      -26.92%     -9.75%     7.43%
---------------------------------------------------------------------------------------------------------
American Century  VP Value                               05/01/1996      -13.43%      2.94%     7.41%
---------------------------------------------------------------------------------------------------------
American Century VP Balanced                             05/01/1991      -10.39%      0.66%     5.91%
---------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation                 11/20/1987      -21.94%     -1.02%     5.14%
---------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                      10/30/1997      -20.12%     -1.14%     0.29%
---------------------------------------------------------------------------------------------------------
American Century VP International                        05/01/1994      -21.12%     -2.69%     2.32%
---------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                                12/28/1998      -10.66%       N/A      14.61%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                   09/21/1999      -15.69%       N/A      0.91%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                      05/22/1997      -25.16%      4.28%     5.54%
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                              12/11/1989      -18.80%      2.18%     10.21%
---------------------------------------------------------------------------------------------------------
Lord Abbett International                                09/15/1999      -18.47%       N/A     -15.84%
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                09/15/1999      -10.62%       N/A      11.25%
---------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                           07/24/1995      -34.39%     -4.32%     3.71%
---------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                           10/09/1995      -21.70%     -3.74%     4.70%
---------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                             05/01/1998      -32.28%       N/A      1.65%
---------------------------------------------------------------------------------------------------------
MFS VIT Research Series                                  07/26/1995      -25.25%     -3.74%     3.74%
---------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                       09/01/1989      -3.73%      -5.02%     1.74%
---------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                      01/03/1995      -16.31%     -2.39%     5.99%
---------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                             09/06/1989      -9.57%       0.53%     7.37%
---------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                   01/03/1995      -9.56%       0.20%     5.23%
---------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                                 01/03/1995      -10.19%      2.76%     11.24%
---------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                              10/09/1986      -17.72%     -0.61%     9.03%
---------------------------------------------------------------------------------------------------------
VIP Growth & Income                                      12/31/1996      -17.39%     -0.18%     3.98%
---------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                       01/03/1995      -22.58%     -7.20%     3.95%
---------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                     10/09/1986      -30.77%     -1.27%     9.39%
---------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                                09/19/1985       2.50%      -6.90%     5.78%
---------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                                  08/27/1992      -22.98%     -1.75%     8.36%
---------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                      12/05/1988       9.34%       6.49%     7.01%
---------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                               04/01/1982       0.76%       3.60%     5.35%
---------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                   01/28/1987      -21.03%     -4.83%     3.28%







Historical Cumulative Returns

As of December 31, 2002.

Investment Division                                       Date of        1-Year        5-Year      Life of
                                                         Inception                                   Fund

--------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                          01/09/1989      -33.63%       -4.76%      331.93%
--------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                01/25/1995      -34.54%       12.10%      155.04%
--------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                   05/03/1993      -30.21%       17.97%      186.72%
--------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio            09/21/1988      -26.92%      -40.13%      178.37%
--------------------------------------------------------------------------------------------------------------
American Century  VP Value                               05/01/1996      -13.43%       15.59%       61.10%
--------------------------------------------------------------------------------------------------------------
American Century VP Balanced                             05/01/1991      -10.39%       3.34%        95.52%
--------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation                 11/20/1987      -21.94%       -5.00%      113.40%
--------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                      10/30/1997      -20.12%       -5.57%       1.51%
--------------------------------------------------------------------------------------------------------------
American Century VP International                        05/01/1994      -21.12%      -12.75%       22.01%
--------------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                                12/28/1998      -10.66%        N/A         72.80%
--------------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                   09/21/1999      -15.69%        N/A         3.02%
--------------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                      05/22/1997      -25.16%       23.31%       35.35%
--------------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                              12/11/1989      -18.80%       11.39%      256.07%
--------------------------------------------------------------------------------------------------------------
Lord Abbett International                                09/15/1999      -18.47%        N/A        -43.36%
--------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                09/15/1999      -10.62%        N/A         42.10%
--------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                           07/24/1995      -34.39%      -19.81%       31.15%
--------------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                           10/09/1995      -21.70%      -17.35%       39.40%
--------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                             05/01/1998      -32.28%        N/A         7.94%
--------------------------------------------------------------------------------------------------------------
MFS VIT Research Series                                  07/26/1995      -25.25%      -17.35%       31.41%
--------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                       09/01/1989      -3.73%       -22.70%       25.87%
--------------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                      01/03/1995      -16.31%      -11.39%       59.24%
--------------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                             09/06/1989      -9.57%        2.68%       157.96%
--------------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                   01/03/1995      -9.56%        1.00%        50.33%
--------------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                                 01/03/1995      -10.19%       14.58%      134.40%
--------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                              10/09/1986      -17.72%       -3.01%      307.09%
--------------------------------------------------------------------------------------------------------------
VIP Growth & Income                                      12/31/1996      -17.39%       -0.90%       26.40%
--------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                       01/03/1995      -22.58%      -31.18%       36.32%
--------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                     10/09/1986      -30.77%       -6.19%      329.47%
--------------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                                09/19/1985       2.50%       -30.06%      164.25%
--------------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                                  08/27/1992      -22.98%       -8.45%      129.57%
--------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                      12/05/1988       9.34%        36.94%      159.58%
--------------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                               04/01/1982       0.76%        19.34%      195.12%
--------------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                   01/28/1987      -21.03%      -21.93%       67.24%


                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.
________________________________________________________________________________

                            VARIABLE UNIVERSAL LIFE 3

                                   Issued By:

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

              through the Midland National Life Separate Account A

Variable Universal Life 3 provides a life insurance contract issued by Midland National Life Insurance Company. Variable Universal Life 3:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the contract is still in force;

     o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your contract, withdraw part of the cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your contract and return it to Us for a refund.

You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1. Fidelity's Variable Insurance Products Fund Initial Class,
2. American Century Variable Portfolios, Inc.,
3. MFS(R)Variable Insurance Trust,
4. Lord Abbett Series Fund, Inc.,
5. Alger American Fund,
6. Van Eck Worldwide Insurance Trust,

7. INVESCO Variable Investment Funds, Inc., and
8.PIMCO Variable Insurance Trust

You can choose among the thirty-seven investment divisions listed on the following page.


Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2003

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS

VIP Money Market Portfolio                                      MFS VIT Emerging Growth Series

VIP High Income Portfolio                                       MFS VIT Research Series

VIP Equity-Income Portfolio                                     MFS VIT Investors Trust Series

VIP Growth Portfolio                                            MFS VIT New Discovery Series

VIP Overseas Portfolio                                          Lord Abbett Series Fund, Inc. Growth & Income Portfolio

VIP MidCap Portfolio                                            Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

VIP Asset Manager Portfolio                                     Lord Abbett Series Fund, Inc. International Portfolio

VIP Investment Grade Bond Portfolio                             Alger American Small Capitalization Portfolio

VIP Contrafund(R)Portfolio                                      Alger American Mid-Cap Growth Portfolio

VIP Asset Manager: Growth Portfolio                             Alger American Growth Portfolio

VIP Index 500 Portfolio                                         Alger American Leveraged AllCap Portfolio

VIP Growth & Income Portfolio                                   Van Eck Worldwide Hard Assets Fund


VIP Balanced Portfolio                                          LEVCO Equity Value Fund- no longer available.  See
                                                                Note 1 below.


VIP Growth Opportunities Portfolio                              INVESCO VIF-Financial Services Fund

American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund


American Century VP Value Portfolio                             PIMCO VIT Total Return Portfolio

American Century VP Balanced Portfolio                          PIMCO VIT Low Duration Portfolio

American Century VP International Portfolio                     PIMCO VIT High Yield Portfolio

American Century VP Income & Growth Portfolio                   PIMCO VIT Real Return Portfolio

Note 1 -- Effective May 1, 2003, LEVCO Equity Value Fund was closed to new premium and fund transfers.

Effective September 1, 2003, LEVCO Equity Value Fund will be liquidated. This decision was made due to the high expenses and low performance associated with this fund. Contract owners with values allocated to the LEVCO Equity Value Fund may transfer their values to another option available under their contract at any time before September 1st, 2003. There is no transfer charge for this transfer and We will not count the transfer toward any limit on the number of free transfers You may make each year. All contract owners with values allocated to the LEVCO Equity Value Fund have received more detailed information regarding available investment options and transfer procedures. If We do not receive a transfer request from You, by the Liquidation Date, We will transfer any values allocated to LEVCO Equity Value Fund to the Fidelity VIP Money Market investment portfolio. There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of free transfers You may make each year.


This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                Table of Contents

                                                   Table of Contents


Table of Contents......................................................................................................5
CONTRACT BENEFITS / RISKS SUMMARY.....................................................................................13
      CONTRACT BENEFITS...............................................................................................13
            Death Benefits............................................................................................13
            Flexible Premium Payments.................................................................................13
            Minimum Premium...........................................................................................14
            Benefits of the Contract Fund.............................................................................14
            Tax Benefits..............................................................................................14
            Additional Benefits.......................................................................................15
            Your Right to Examine This Contract.......................................................................15
      CONTRACT RISKS..................................................................................................15
            Investment Risk...........................................................................................15
            Surrender Charge Risk.....................................................................................15
            Risk of Lapse.............................................................................................15
            Tax Risks.................................................................................................16
            Portfolio Risks...........................................................................................17
FEE TABLE.............................................................................................................17
SUMMARY OF VARIABLE UNIVERSAL LIFE 3..................................................................................22
      DEATH BENEFIT OPTIONS...........................................................................................22
      FLEXIBLE PREMIUM PAYMENTS.......................................................................................23
      INVESTMENT CHOICES..............................................................................................23
      YOUR CONTRACT FUND..............................................................................................24
            Transfers.................................................................................................24
            Contract Loans............................................................................................25
            Withdrawing Money.........................................................................................25
            Surrendering Your Contract................................................................................25
      DEDUCTIONS AND CHARGES..........................................................................................25
            Deductions From Your Premiums.............................................................................25
            Deductions From Your Contract Fund........................................................................25
            Surrender Charge..........................................................................................26
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS......................................................................26
            Your Contract Can Lapse...................................................................................27
            Correspondence and Inquiries..............................................................................27
            State Variations..........................................................................................27
            Tax-Free "Section 1035" Exchanges.........................................................................27
DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 3..................................................................28
      INSURANCE FEATURES..............................................................................................28
            How the Contracts Differ From Whole Life Insurance........................................................28
            Application for Insurance.................................................................................28
            Death Benefit.............................................................................................28
            Notice and Proof of Death.................................................................................29
            Payment of Death Benefits.................................................................................29
            Maturity Benefit..........................................................................................30
            Changes In Variable Universal Life 3......................................................................30
            Changing The Face Amount of Insurance.....................................................................30
            Changing Your Death Benefit Option........................................................................31
            When Contract Changes Go Into Effect......................................................................31
            Flexible Premium Payments.................................................................................31
            Allocation of Premiums....................................................................................33
            Additional Benefits.......................................................................................33
      SEPARATE ACCOUNT INVESTMENT CHOICES.............................................................................36
            Our Separate Account And Its Investment Divisions.........................................................36
            The Funds.................................................................................................36
            Investment Policies Of The Portfolios.....................................................................36
            Charges In The Funds......................................................................................40
      USING YOUR CONTRACT FUND........................................................................................40
            The Contract Fund.........................................................................................40
            Amounts In Our Separate Account...........................................................................41
            How We Determine The Accumulation Unit Value..............................................................41
            Contract Fund Transactions................................................................................42
            Transfers Of Contract Fund................................................................................42
            Market Timing and Excessive Trading Limits................................................................43
            Dollar Cost Averaging.....................................................................................43
            Portfolio Rebalancing.....................................................................................44
            Contract Loans............................................................................................44
            Withdrawing Money From Your Contract Fund.................................................................46
            Surrendering Your Contract................................................................................46
      THE GENERAL ACCOUNT.............................................................................................47
      DEDUCTIONS AND CHARGES..........................................................................................48
            Deductions From Your Premiums.............................................................................48
            Charges Against The Separate Account......................................................................48
            Monthly Deductions From Your Contract Fund................................................................49
            Transaction Charges.......................................................................................50
            How Contract Fund Charges Are Allocated...................................................................51
            Surrender Charge..........................................................................................51
Contract Year.........................................................................................................52
TAX EFFECTS...........................................................................................................53
      INTRODUCTION....................................................................................................53
      TAX STATUS OF THE CONTRACT......................................................................................53
      TAX TREATMENT OF CONTRACT BENEFITS..............................................................................53
            In General................................................................................................54
            Modified Endowment Contracts..............................................................................54
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................54
            Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts..........55
            Investment in the Contract................................................................................55
            Contract Loans............................................................................................55
            Withholding...............................................................................................56
            Multiple Contracts........................................................................................56
            Continuation of Contract Beyond Age 100...................................................................56
            Business Uses of Contract.................................................................................56
            Split-Dollar Arrangements.................................................................................56
            Tax Shelter Regulations...................................................................................57
            Alternative Minimum Tax...................................................................................57
            Other Tax Considerations..................................................................................57
            Possible Tax Law Changes..................................................................................57
            Our Income Taxes..........................................................................................57
ADDITIONAL INFORMATION ABOUT THE CONTRACTS............................................................................57
      Your Right To Examine this Contract.............................................................................57
      Your Contract Can Lapse.........................................................................................58
      You May Reinstate Your Contract.................................................................................58
      Contract Periods And Anniversaries..............................................................................59
      Maturity Date...................................................................................................59
      We Own The Assets Of Our Separate Account.......................................................................59
      Changing the Separate Account...................................................................................59
      Limits On Our Right To Challenge The Contract...................................................................60
      Your Payment Options............................................................................................61
            Lump Sum Payments.........................................................................................61
            Optional Payment Methods..................................................................................61
      Your Beneficiary................................................................................................62
      Assigning Your Contract.........................................................................................62
      When We Pay Proceeds From This Contract.........................................................................62
      Your Voting Rights as an Owner..................................................................................63
      Distribution of the Contracts...................................................................................64
      Legal Proceedings...............................................................................................65
      Financial Statements............................................................................................65
Definitions...........................................................................................................66



                        CONTRACT BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract.

The detailed information appearing later in this prospectus further explains the following Contract Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

CONTRACT BENEFITS

Death Benefits

Variable Universal Life 3 provides life insurance on the insured person. If the contract is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 28.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the insured person's age, sex, and underwriting class. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 31.


Minimum Premium

During the minimum premium period, Your contract will remain in force as long as You meet the applicable minimum premium requirements.

Benefits of the Contract Fund


     o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Contract Fund" on page 46. There may be tax consequences.

     o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (the contract fund minus any surrender charge and minus any contract debt). See "Surrendering Your Contract" on page 46. There may be tax consequences.

     o Contract Loans. You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge) minus any contract debt. Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 44. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 53.

     o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 42.

     o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 43.

     o Portfolio Rebalancing. The Portfolio Rebalancing Option allows contract owners, who are not participating in a DCA program, to have Us automatically reset the percentage of the contract fund allocated to each investment division to a pre-set level. At each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 44.


Tax Benefits

We intend for the contract to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of contract fund are not taxable transactions.

Additional Benefits

Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o Disability Waiver Benefit           o Automatic Benefit Increase Provision
o Monthly Disability Benefit          o Children's Insurance Rider
o Accidental Death Benefit            o Family Life Insurance Rider
o Living Needs Rider                  o Additional Insured Rider


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.


Your Right to Examine This Contract


For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract. See "Your Right To Examine this Contract" on page 57.


CONTRACT RISKS

Investment Risk

Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it In Force for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract value in the near future.

This contract is not suitable as a short-term investment.


Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 51.


Risk of Lapse

Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain in force. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 31.

          Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 58.

     o Contract Loans. Your loan may affect whether Your contract remains in force. If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken . For more details see "Contract Loans" on page 44.


     o Withdrawing Money / Surrendering Your Contract. If You make a partial withdrawal or surrender the contract prior to the 15th contract year, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your contract in the first few contract years. The maximum partial withdrawal You can make in any contract year is 50% of the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.

Tax Risks


In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements.


Depending on the total amount of premiums You pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 53. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                                       FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract.  The first table describes the fees and expenses that You will pay at the time You buy the contract, surrender the contract, or transfer contract funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge

-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads

-----------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                     Upon receipt of a premium     2.25% of each premium         2.25% of each premium
                                       payment.                      payment in all contract years.payment in all contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge                           Upon receipt of a premium     4.0% of each premium          4.0% of each premium
                                       payment.                      payment in all contract years.payment in all contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each premium       $0.46 from each premium
Charge                                 payment where Civil Service   payment.                      payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge1                      At the time of surrender or   (a) 26.0% of each premium     (a) 26.0% of each premium
(Deferred Sales Charge)                lapse that occurs during the  payment in the first two      payment in the first two
                                       first 15 contract years.      contract years with a limit   contract years with a limit on
 Minimum and Maximum                                                 on this of one SEC guideline  this of one SEC guideline
                                                                     annual premium (plus) (b)     annual premium (plus) (b)
                                                                     5.0% of all other premium     5.0% of all other premium
                                                                     payments.ii                   payments.ii
-----------------------------------------------------------------------------------------------------------------------------------

Surrender Chargei                      At the time of surrender or   $3.00 in the first policy     $3.00 in the first policy year
(Deferred Issue Charge)                lapse that occurs during the  year per $1,000 of face       per $1,000 of face amount. iii
                                       first 15 policy years.        amount.iii
Minimum and Maximum

 Charge for a male insured issue age   At the time of surrender or   $520.00 (deferred sales       $520.00 (deferred sales
 40 in the nonsmoker premium class     lapse that occurs during the  charge) plus $600.00          charge) plus $600.00
 in the first contract year with an    first 15 contract years.      (deferred issue charge).      (deferred issue charge).
 annual paid premium of $2,000 and a
 $200,000 face amount.

-----------------------------------------------------------------------------------------------------------------------------------

Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any contract year.     in any contract year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the general account.       contract year.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges

-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase                     Not Applicable                     None                         Noneiv

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                     At the time a benefit is paid No maximum amount is                     $200.00v
                                       out.                          guaranteed.

-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                                           Periodic Fees Related to Owning the Contract

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                                                                              Charge
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargevi             On the contract date and on   $0.06 up to $83.33 per   $0.05 up to $35.79 per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.

                                                                     riskvii  per month.

    Minimum and Maximum

-----------------------------------------------------------------------------------------------------------------------------------
 Charges for a male insured issue age  On the contract date and on   $0.20 per $1,000 of net  $0.17 per $1,000 of net amount at
 40 in the nonsmoker premium class     every monthly anniversary.    amount at risk per       risk per month.
 in the first contract year.                                         month.
-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the contract date and on   $7 per month in all      $7 per month in contract years 1
                                       every monthly anniversary.    contract years.          through 15.
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the contract      Annual rate of 0.90% of  Annual rate of 0.90% in contract
Charge                                 remains in force.             the contract separate    years 1 - 10 and 0.50% thereafter.
                                                                     account assets in all
                                                                     contract years.
-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadviii               On contract anniversary or    4.50% (annually) in      2.00% (annually) in contract years
                                       earlier, as applicableix      contract years 1-10; In  1-10; In contract years thereafter,

                                                                     contract years           it is 0.00% (annually) on loans of
                                                                     thereafter, it is 0.00%  earnings and 2.00% on everything
                                                                     (annually) on loans of   else.viii
                                                                     earnings and 4.50% on
                                                                     everything else.viii

-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesx

-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider contract date and    $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
                                       thereafter.                   accidental death benefit selected.
 Minimum and Maximum                                                 selected.
-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured attained    On rider contract date and    $0.08 per month per      $0.08 per month per $1,000 of
 age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
 class in the first contract year      thereafter.                   death benefit.
 following the rider contract date
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider contract date and    $0.06 up to $83.33 per   $0.05 up to $35.79 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                       thereafter.                   Additional Insured Rider death benefit.
 Minimum and Maximum                                                 death benefit.
-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a female insured attained  On rider contract date and    $0.18 per month per      $0.12 per month per $1,000 of
 age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
 class in the first contract year      thereafter.                   Insured Rider death      benefit.

 following the rider contract date.                                  benefit.
-----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider             On rider contract date and    $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.

                                       thereafter.                   Insurance benefit.xi

-----------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                 On rider contract date and    $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.

                                       thereafter.                   Rider.xii

-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider contract date and    $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                       thereafter until the contract monthly benefit.
 Minimum and Maximum                   anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured issue age   On rider contract date and    $0.50 per month per      $0.50 per month per $10 of
 40 in the nonsmoker premium class.    each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the contract
                                       anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider contract date and    $0.05 up to $0.17 per    $0.05 up to $0.17 per unit of
                                       each monthly anniversary      month per unit of        Guaranteed Insurability Rider
                                       thereafter.                   Guaranteed Insurability  elected.
 Minimum and Maximum                                                 Rider elected.
-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured issue age   On rider contract date and    $0.13 per month per      $0.13 per month per unit of
 30 in the nonsmoker premium class     each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
                                       thereafter.                   Insurability Rider.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider contract date and    $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                       thereafter.                   face amount.
 Minimum and Maximum
-----------------------------------------------------------------------------------------------------------------------------------
 Charge for a male insured issue age   On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
 40 in the nonsmoker premium class     each monthly anniversary      $1,000 of face amount.   face amount.
 in the first contract year            thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

i The surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the surrender charge applicable to Your contract. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

ii These charges decrease gradually in contract years 2 through 15 to $0.00 for contract years 16 and thereafter. An increase in face amount results in an increase in the SEC guideline annual premium. All additions to the deferred sales charge for a face increase will be equal to 5.0% of paid premiums. There will be no deferred sales charge after contract year 15.

iii These charges decrease gradually beginning in policy year 10 to $0.00 in policy years 16 and thereafter.

iv The ABI Provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" beginning on page 33). v Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee.

vi The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the cost of insurance charge applicable to Your contract. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

vii As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

viii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

ix While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the insured's death.

x Charges for these riders may vary based on the contract duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xi Regardless of the number of children or their age, up to age 21.

xii Regardless of the number of children or their age, up to age 21, or the age of the spouse.




The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

----------------------------------------------------------------- --------------------- ----- --------------------

                                                                        Minimum                     Maximum

----------------------------------------------------------------- --------------------- ----- --------------------

Total Annual Portfolio Operating Expenses 1 (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)

                                                                         0.28%           -           3.88%

----------------------------------------------------------------- --------------------- ----- --------------------

Net Annual Portfolio Operating Expenses After
Contractual Waivers and Reimbursements 2

(expenses that are deducted from portfolio assets, including
management fees, 12b-1 fees and other expenses)                          0.28%           -           1.50%

----------------------------------------------------------------- --------------------- ----- --------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the year 2003.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each fund manager may be found in the fund manager's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

                      SUMMARY OF VARIABLE UNIVERSAL LIFE 3

DEATH BENEFIT OPTIONS

Variable Universal Life 3 provides life insurance on the insured person. If the contract is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance contract. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 28.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your contract in force by paying a certain amount of premiums.

The minimum face amount is generally $50,000. However, for:

     o Insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and

     o Insured persons, age 20 to 44 at issue who are in the preferred non-smoker class, the minimum face amount is $100,000.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is based on the contract's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain in force. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 31.


INVESTMENT CHOICES

You may allocate Your contract fund to up to ten of the following investment divisions:

1.Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio
9.Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10. Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio
11. Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12. Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13. Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14. Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio
15. American Century VP Capital Appreciation Portfolio
16. American Century VP Value Portfolio
17. American Century VP Balanced Portfolio
18. American Century VP International Portfolio
19. American Century VP Income & Growth Portfolio
20. MFS VIT Emerging Growth Series
21. MFS VIT Research Series
22. MFS VIT Investors Trust Series
23. MFS VIT New Discovery Series
24. Lord Abbett Growth and Income Portfolio
25. Lord Abbett Mid-Cap Value Portfolio
26. Lord Abbett International Portfolio
27. Alger American Small Capitalization Portfolio
28. Alger American MidCap Growth Portfolio
29. Alger American Growth Portfolio
30. Alger American Leveraged AllCap Portfolio
31. Van Eck Worldwide Hard Assets Fund

32. INVESCO VIF-Financial Services Fund
33. INVESCO VIF-Health Sciences Fund
34. PIMCO VIT High Yield Portfolio
35. PIMCO VIT Low Duration Portfolio
36. PIMCO VIT Real Return Portfolio
37. PIMCO VIT Total Return Portfolio

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 47.


YOUR CONTRACT FUND


Your contract fund begins with Your first premium payment. From Your premium We deduct a sales charge, a premium tax charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 48. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


There is no guaranteed contract fund for amounts allocated to the investment divisions. See "USING YOUR CONTRACT FUND" on page 40


Transfers


You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 42. Transfer requests received at Our Executive Office before 3:00 pm Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect.


Contract Loans


You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge) minus any contract debt. Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annual adjusted rate. See "Contract Loans" on page 55. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 53.


Withdrawing Money


You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any contract year is 50% of the net cash surrender value. The net cash surrender value is the contract fund minus any surrender charge minus any contract debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25). Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 53. Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Contract


You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 46.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums


We deduct a 4% sales charge from each premium payment. This charge partially reimburses Us for the selling and distribution costs of this contract. We also charge a 2.25% premium tax on each premium payment. We may decrease or increase this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each premium payment. See "Deductions From Your Premiums" on page 48.


Deductions From Your Contract Fund

Certain amounts are deducted from Your contract fund each month. These are:

     o an expense charge of $7.00 (currently, We plan to waive this deduction after the first 15 contract years but this waiver is not guaranteed),

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of cash surrender value more than once in a contract year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge).


See "Monthly Deductions From Your Contract Fund" on page 49.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.50% after the 10th contract year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during the first 15 contract years. If You keep this contract in force for 15 years, then You will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.

The maximum deferred sales charge is:

     o 26% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and

     o    5% of all other premium payments.

After ten years, this charge begins to decline. There is no surrender charge after 15 years. The amount of the deferred sales charge depends on:

     o    the amount of Your premium payments,

     o    when You pay Your premiums and

     o    when You surrender Your contract or allow it to lapse.


The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 10 contract years and decreases to $0.00 after the 15th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charge" on page 51.


ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Contract Can Lapse


Your contract remains in force if the cash surrender value can pay the monthly charges. In addition, during the minimum premium period, Your contract will remain in force as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 58.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your contract. Our Executive Office is located at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone transactions. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the owner or the insured person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the contracts may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise).

              DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 3

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life 3 contract. There may be contractual variances because of requirements of the state where Your contract is delivered.

How the Contracts Differ From Whole Life Insurance

Variable Universal Life 3 (VUL 3) provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. VUL 3 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, VUL 3 has two types of death benefit options. You may switch back and forth between these options. Variable Universal Life 3 also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

VUL 3 is "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your contract fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your contract remains in force depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period, Your contract remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains in force.


The minimum initial face amount generally is $50,000. For issue ages 0 to 14, the minimum face amount is $25,000. For issue ages 20 to 44 and in the preferred non-smoker rate class, the minimum face amount is $100,000.


Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If the insured person is still living on the maturity date, We will pay You the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the insured person's100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 59.


Changes In Variable Universal Life 3

Variable Universal Life 3 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your contract by sending a written request to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions.

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance charges for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase and a minimum premium increase. These begin on the date the face amount increase takes effect.

     o The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract).

     o    There will be an increase in the minimum premium requirement.

For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this contract at the time of the reduction.

     o Monthly cost of insurance deductions from Your contract fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard risk charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount may have tax consequences, so You should consult a tax advisor before making a change. See "TAX EFFECTS" on page 53.


Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.


If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this contract at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

Changing the death benefit option may have tax consequences, so You should consult a tax advisor before making a change.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary following the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
53. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premiums when You apply can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your contract in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)   the age, sex and premium class of the insured person,

     2)   the initial face amount of the contract, and

     3)   any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase" on page 35 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.


Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your contract in force by meeting a minimum premium requirement. In most states, the minimum premium period lasts until the later of the 5th contract anniversary or the contract anniversary following the insured's 70th birthday. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.


During the minimum premium period, Your contract will lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.


Remember that the net cash surrender value is Your contract fund minus any surrender charge and minus any outstanding contract debt.


This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it (if We receive it before 3:00 p.m. central time) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.

The net premium is the premium minus a sales charge, a premium tax charge and any expense charges. Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 47.


Additional Benefits

You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the contract fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continue.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of the benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insurance Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your contract. A separate charge will be deducted for each additional insured.


(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.


(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or longer period if required by state law).

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary (the taxpayer) is the insured person under the contract (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.


     There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

          (a)  the death benefit of the contract and of each eligible rider

          (b)  the face amount

          (c)  any contract funds

          (d)  any outstanding loan

     When We reduce the contract fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your contract fund.

     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, there is a maximum of $250,000 and a minimum of $5,000.

(9) Automatic Benefit Increase Provision: The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regular underwritten contracts issued after May 1, 1998, include the ABI provision, except where the issue of age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, Civil Service Allotment or list bill.

     The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending Us a written notice before it takes effect. If You reject the increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

     We calculate each face amount increase under the ABI provision as follows:

          (a)  The eligible face amount, multiplied by

          (b) The Consumer Price Index 5 months before the increase date, divided by

          (c) The Consumer Price Index 29 months before the increase date, minus

          (d)  The eligible face amount from part (a).

     The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

     The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your contract for more details on this index.)


     The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deductions From Your Contract Fund" on page 49.)

     ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your contract for exact details.)


     The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the contract.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to no more than ten of the thirty-seven investment divisions of Our Separate Account.


The Funds


Each of the 37 portfolios available under the contract is a "series" of its investment company. The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

------------------------------------------------------------ --------------------------------------------------------------------
Portfolio                                                    Investment Objective

---------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds

---------------------------------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                                   Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                             dollar-denominated money market securities
------------------------------------------------------------ --------------------------------------------------------------------
VIP High Income Portfolio                                    Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Contract owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Equity-Income Portfolio                                  Seeks reasonable income by investing primarily in
                                                             income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                             Standard & Poor's Composite Index of 500 stocks.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Growth Portfolio                                         Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Mid Cap Portfolio                                        Seeks long-term growth of capital.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Overseas Portfolio                                       Seeks long-term growth of capital, primarily through investments in foreign securities.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Asset Manager Portfolio                                  Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                          Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                  Seeks to achieve capital appreciation over the long-term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                          Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Index 500 Portfolio                                      Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                             Poor's Composite Index of 500 Stocks.
------------------------------------------------------------ --------------------------------------------------------------------
VIP Growth & Income Portfolio                                Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Balanced Portfolio                                       Seeks both income and growth of capital.  When the investment manager's outlook is  neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.

------------------------------------------------------------ --------------------------------------------------------------------
VIP Growth Opportunities Portfolio                           Seeks capital growth by investing primarily in common stocks.
                                                             Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.
---------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.

---------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation Portfolio           Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.
------------------------------------------------------------ --------------------------------------------------------------------
American Century VP Value Portfolio                          Seeks long-term capital growth with income as a secondary
                                                             objective.  Invests primarily in equity securities of
                                                             well-established companies that management believes to be
                                                             under-valued.
------------------------------------------------------------ --------------------------------------------------------------------
American Century VP Balanced Portfolio                       Seeks capital growth and current income.  Invests approximately
                                                             60 percent of its assets in common stocks that management
                                                             considers to have better-than-average potential for appreciation and the rest in fixed income securities.
------------------------------------------------------------ --------------------------------------------------------------------
American Century VP International  Portfolio                 Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.
------------------------------------------------------------ --------------------------------------------------------------------

American Century VP Income & Growth Portfolio                Seeks capital growth with income as a secondary objective.  The
                                                             Portfolio will seek to achieve its investment objective by investing in common stocks..

---------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust

---------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                               Seeks to provide long-term growth of capital.
------------------------------------------------------------ --------------------------------------------------------------------
MFS VIT Research Series                                      Seeks to provide long-term growth of capital and future income.
------------------------------------------------------------ --------------------------------------------------------------------
MFS Investors Trust Series                                   Seeks mainly to provide long-term growth of capital and
                                                             secondarily to provide reasonable current income.
------------------------------------------------------------ --------------------------------------------------------------------
MFS VIT New Discovery Series                                 Seeks capital appreciation.

---------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                      Seeks long-term growth of capital and income without excessive fluctuation in market value.
------------------------------------------------------------ --------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                          Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
------------------------------------------------------------ --------------------------------------------------------------------
Lord Abbett International Portfolio                          Seeks long-term capital appreciation.  Invests primarily in equity securities of non-U.S. issuers.
---------------------------------------------------------------------------------------------------------------------------------

Alger American Fund
---------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio                Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity
                                                             securities of small capitalization companies.  A small
                                                             capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P
                                                             SmallCap 600 Index.
------------------------------------------------------------ --------------------------------------------------------------------
Alger American MidCap Growth Portfolio                       Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                             circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
------------------------------------------------------------ --------------------------------------------------------------------
Alger American Growth Portfolio                              Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
------------------------------------------------------------ --------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                    Seeks long-term capital appreciation.  Under normal
                                                             circumstances, the portfolio in the equity securities of companies of any size which demonstrate promising growth potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
---------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust

---------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                           Seeks long-term capital appreciation by investing primarily in
                                                             "hard asset securities."  Income is a secondary consideration.
                                                             Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
---------------------------------------------------------------------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.

------------------------------------------------------------ --------------------------------------------------------------------
INVESCO VIF-Financial Services Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.

------------------------------------------------------------ --------------------------------------------------------------------
INVESCO VIF-Health Sciences Fund                             Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies develop, produce, or distribute products or services related to health care.

---------------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust


------------------------------------------------------------ --------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                             Seeks maximum total return, consistent with preservation of capital and prudent investment management.


------------------------------------------------------------ --------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                             Seeks maximum total return consistent with preservation of capital and prudent investment management.

------------------------------------------------------------ --------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                               Seeks maximum total return consistent with preservation of capital and prudent investment management.

------------------------------------------------------------ --------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                              Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

------------------------------------------------------------ --------------------------------------------------------------------


Fidelity Management & Research Company manages the VIP Portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett & Co., LLC manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the funds' prospectuses for details.

USING YOUR CONTRACT FUND

The Contract Fund


Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 48. Monthly deductions are made on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
48. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

o the amount and frequency of premium payments,
o deductions for the cost of insurance, additional benefits and other charges,
o the investment performance of Your chosen investment divisions,
o interest earned on amounts allocated to the General Account,
o loans, and
o partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment division are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio on that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).


     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.50% after the 10th contract year. (This reduction is not guaranteed). (See "Mortality and Expense Risk" on page 48.)


     o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions

The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfers Of Contract Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office. Currently, You may make an unlimited number of free transfers of contract fund in each contract year. But We reserve the right to assess a $25 charge after the 12th transfer in a contract year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 51. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

     1) 25% of the unloaned amount in the General Account at the beginning of the contract year, or

     2)   $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. The unit values are determined on the day the transfer takes effect.

Market Timing and Excessive Trading Limits

The contracts are first and foremost life insurance contracts. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other contract owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other contract owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular contract owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners. You will be notified in writing if Your transfer request has been refused or restricted.


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

     a.   the DCA source account from which DCA transfers will be made,

     b. that any money received with the form is to be placed into the DCA source account,

     c. the total monthly amount to be transferred to the other investment divisions, and

     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We reserve the right to end the DCA program by sending You one month's notice.


Portfolio Rebalancing

The Portfolio Rebalancing Option allows contract owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your contract fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% of VIP Overseas investment division. Over time, the variations in the investment divisions' investment results will shift the percentage allocations of Your contract fund. If You elect this option, then at each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total contract fund up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any contract year.


Contract Loans

Whenever Your contract has a net cash surrender value, You may borrow up to 92% of the net cash surrender value using only Your contract as security for the loan.


We credit You interest on this loaned amount, currently at an annual rate of 6%. After the 10th contract year, You may be able to take preferred loans provided Your contract's contract fund is large enough. Preferred loans are loans up to the contract fund less the total premiums paid. We guarantee that the annual rate of interest credited on preferred loans will be equal to the interest rate charged on such contract loans. At the current time, We are charging 8% on preferred loans and thus preferred loans are being credited an annual interest rate of 8%. A loan taken from, or secured by, a contract may have federal tax consequences. See "TAX EFFECTS" on page 53.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 51. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Interest Credited on Contract Loans: The portion of the General Account that is equal to the contract loan will be credited with interest at a rate of 3.5% per year.


Contract Loan Interest Charged. Currently interest on a contract loan accrues daily at an annual interest rate of 8%. We guarantee We will never charge a rate above 8% per year.

If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


Interest is due on each contract anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above for allocating Your loan. A loan may have tax consequences. See "TAX EFFECTS" on page 53.


Repaying The Loan: You may repay all or part of a contract loan while Your contract is in force. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account. A contract loan will reduce the contract's ultimate death benefit and cash value.


Your Contract May Lapse: Your loan may affect the amount of time that Your contract remains in force. For example, Your contract may lapse because the loan amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the net cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if You borrow the maximum.

Withdrawing Money From Your Contract Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no deferred sales charge or deferred issue charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

     o    be at least $200,

     o total no more than 50% of the net cash surrender value in any contract year,

     o allow the death benefit to remain above the minimum for which We would issue the contract at that time, and

     o allow the contract to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 51.


Withdrawal requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the withdrawal will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values which are determined at the close of business on the day the withdrawal takes effect.


Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges-How Contract Fund Charges Are Allocated" on page 51.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal: A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.


Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have tax consequences. See "Withdrawing Money From Your Contract Fund" on page 46.


Surrendering Your Contract

You may surrender Your contract for its net cash surrender value while the insured person is living. You do this by sending both a written request and the contract to Our Executive Office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). During the first 15 contract years, the cash surrender value is the contract fund minus the surrender charge. After 15 years, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the date We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.


Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Unit values are determined at the close of business on the day that the request takes effect. Surrendering Your contract may have tax consequences. See "Surrendering Your Contract" on page 46.


THE GENERAL ACCOUNT

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any contract loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Contract Fund" on page
42. The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract form to see if the General Account is available to You.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your contract fund.


Sales Charge. We deduct a 4% sales charge from each premium payment. This charge partially reimburses Us for the selling and distribution costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if You surrender Your contract for its net cash surrender value or let Your contract lapse in the first 15 years. See "Surrender Charge" on page 51.)


Since this charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.

Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax. If We pay less, then We may reduce the charge for the premium tax.


This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.


We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Variable Universal Life 3. We currently intend to reduce this charge to 0.50% after the 10th contract year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 41. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund

At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund.

     1. Expense Charge: This charge is $7.00 per month. (currently, We plan to make this deduction for the first 15 contract years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. The amount at risk is the difference between Your death benefit and Your contract fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, non-smoker, standard risk at various ages.

              Illustrative Table of Monthly Cost of Insurance Rates

                     (Rounded) per $1,000 of Amount at Risk

  Male                        Guaranteed                       Current
Attained                        Maximum                ( Preferred Non-Smoker)
   Age                           Rate                           Rate
   ---                           ----                           ----
    5                            $.07                           $.05
   15                             .11                            .11
   25                             .13                            .09
   35                             .14                            .10
   45                             .29                            .23
   55                             .69                            .39
   65                            1.87                           1.01

For example, for a male preferred non-smoker, age 35 with a $100,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deductions (taken on the date the contract is issued) is $16.91. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance charge of $9.91. The $9.91 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.10) times the amount at risk ($100,000 face less the initial cash value of $930.50 which is $1,000 of premium less the $40 for the sales charge less the $22.50 for the premium tax less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Universal Life 3 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United State Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 35 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.


Transaction Charges

In addition to the deductions described above, We charge fees for certain contract transactions:

o Partial Withdrawal of cash surrender value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

o Transfers. Currently, We do not charge when You make transfers of contract fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a contract year.

How Contract Fund Charges Are Allocated

Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deductions allocation percentages may be any whole numbers from 0 to 100 which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value for the first 15 contract years. It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapsed in their early years (the sales charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the first 15 contract years. It is a deferred load because We do not deduct it from Your premiums. We anticipate that the sales charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the sales and surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest. The cash surrender value is the contract fund minus the surrender Charge. See "Surrendering Your Contract" on page 46.


The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

     1) 26% of any premium payment in the first 2 contract years up to one guideline annual premium.

     2)   5% of all other premium payments.

The sum of the above pieces is also limited by the guideline annual premium, times 5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 10 contract years, the maximum deferred sales charge may be imposed. Beginning in the 11th year the maximum deferred sales charge will be multiplied by a percentage:



                                 Percentage
         Contract Year             Multiple
         ------------             ---------


               11                  83.33%
               12                  66.67%
               13                  50.00%
               14                  33.33%
               15                  16.67%
           16 and up               0.00%


If there is an increase in face amount, there will also be an increase in the guideline annual premium. All additions to the deferred sales charge, due to this increase, will be 5% of premiums. The maximum limit will also increase by the additional guideline annual premium, times 5%, times the lesser of 20 years or expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in guideline annual premium. Future additions to the deferred sales charge will follow the same rules as at issue with the new guideline annual premium. Prior totals in the deferred sales charge will not be affected.

You will not incur any deferred sales charge, regardless of the amount and timing of premiums, if You keep this contract in force for fifteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 15th contract year, there is no deferred issue charge.

                         Table of Deferred Issue Charges
                           Per Thousand of Face Amount

                             Contract
                               Year             Charge
                             ---------          --------
                               1-10             $3.00
                                11              $2.50
                                12              $2.00
                                13              $1.50
                                14              $1.00
                                15              $0.50
                               16+              $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Accordingly, the maximum Surrender charge is 26% of premium paid, plus $3.00 per thousand of Face Amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contracts, such as the flexibility of a contract owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the contracts do not give contract owners investment control over assets of the portfolios, We reserve the right to modify the contracts as necessary to prevent a contract owner from being treated as the owner of the assets supporting the contract.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General

We believe that the death benefit under a contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts


Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the contract during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.


..

Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

     1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.

     2) Loans taken from or secured by a contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts Distributions other than death benefits from a contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the first ten contract years are less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract

Your investment in the contract is generally Your aggregate premiums. When a distribution is taken from the contract, Your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans

In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Contracts

All Modified Endowment Contracts that are issued by Us (or Our affiliates) to the same contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100

The tax consequences of continuing the contract beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the contract in force beyond the insured's 100th year.

Business Uses of Contract

Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new contract or a change in an existing contract should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the contract under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS


Your Right To Examine this Contract

For a limited period of time, as specified in Your contract, You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You cancel the contract by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:


     o    10 days after You receive Your contract;

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

     o    45 days after You sign Part 1 of the contract application.

If You cancel Your contract, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application.

Insurance coverage ends when You send Your request.

Your Contract Can Lapse

Your Variable Universal Life 3 insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums less loans and withdrawals exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your contract has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if You did not surrender the contract for its net cash surrender value. To reinstate the contract, You must:

     o    complete an application for reinstatement,

     o    provide satisfactory evidence of insurability for the insured person,

     o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

     o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the surrender charges,

     o    cover the next two months' deductions, and

     o    pay or restore any contract debt.


The effective date of the reinstatement will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.


Contract Periods And Anniversaries


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The Contract" on page 60.


Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid. If the insured person survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and Your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:


     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Variable Universal Life 3 from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

     o We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

     o If the insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.

     o If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

     o If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $10,000 and periodic payments are at least $50.

You have the following options:

     (1) Proceeds Left At Interest: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     (2) Payment For A Specified Period: There are two ways that We pay installments:

          a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b. Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     (3) Payment of Life Income: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive this income. We will guarantee payments for:

          (1)  at least 5 years (called "5 Years Certain");

          (2)  at least 10 years (called "10 Years Certain");

          (3)  at least 20 years (called "20 Years Certain");

          (4) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     (4) Annuity: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


Your Beneficiary

You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured person dies, then We will pay the death benefit, in equal shares, to the insured person's surviving children. If there are no surviving children, then We will pay the death benefit to the insured person's estate.

Assigning Your Contract

You may assign Your rights in this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change in ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

     1)   We contest the contract.

     2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     3)   The SEC permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your contract to the government agencies and departments.

Your Voting Rights as an Owner


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:


     o    to elect the funds' Boards of Directors,

     o    to ratify the selection of independent auditors for the funds, and

     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your contract fund as been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Boards for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

Distribution of the Contracts

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC ("Sammons Securities") or broker-dealers who have entered into written sales agreements with Sammons Securities. Sammons Securities, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Sammons Securities is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent-company of Midland National Life. The mailing address for Sammons Securities is:

                         Sammons Securities Company, LLC

                                 4261 Park Road

                               Ann Arbor, MI 48103

During the first contract year, We will pay agents a commission of up to 85% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 3.5% of premiums paid. After the 15th contract year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid. We may sell Our contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training or personnel, production or promotional literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

     o    the premium load;

     o    the surrender charge;

     o    the mortality and expense charge;

     o    the cost of insurance charge;

     o    revenues, if any, received from the funds or their managers; and

     o investment earnings on amounts allocated under contracts to the General Account.

Commissions paid on the contracts, including other incentives or payments, are not charged to the contract owners or the Separate Account.

We incur various sales and promotional expenses in selling Variable Universal Life 3. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in Our records.

For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding contract year. We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Sammons Securities and other selling broker-dealers will share commissions and additional amounts received for sales of the contracts with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Legal Proceedings

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

Financial Statements

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her birthday which immediately precedes the contract date.

Attained Age means the age of the insured person on his/her birthday preceding a contract anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the insured person dies.

Business Day means any day the New York Stock Exchange is open for trading.

Cash Surrender Value means the contract fund less any surrender charge.

Contract Fund means the total amount of monies in Our Separate Account A attributable to Your in-force contract plus any monies in Our General Account for Your contract.

Contract Anniversary means the same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

Funds mean the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the contract date or as later changed by Us.

In Force means the insured person's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Minimum Premium Period for all contracts except those issued in Massachusetts or Pennsylvania, is the period of time beginning on the contract date and ending on the later of attained age 70 or five years from the contract date. For contracts issued in Pennsylvania where the issue age is 50 or younger, this period of time is for 20 years from the contract date. For contracts issued in Massachusetts, this period of time is for 5 years from the contract date.

Modified Endowment Contract ("MEC") is a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an in force contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales-related expenses.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses, commissions, and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative.


Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting our Executive Office at:


                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's public reference room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102


SEC File No. 811-05271


________________________________________________________________________________

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                        VARIABLE UNIVERSAL LIFE 3 Issued
                                       By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                   (through the Midland National Life Separate
                                   Account A)

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Universal Life 3 Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2003, by calling or writing to Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza

                              Sioux Falls, SD 57193
                                  800-272-1642



Terms used in the current prospectus for the contract are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH

                        THE PROSPECTUS FOR THIS CONTRACT.

                                Dated May 1, 2003

                                Table of Contents

THE CONTRACT..................................................................4

   Contract Owner.............................................................4
   Death Benefit..............................................................4
   Payment Options............................................................5
   Premium Limitations........................................................6

ABOUT US......................................................................6

   Midland National Life Insurance Company....................................6
   Our Separate Account A.....................................................6
   Our Reports To Contract Owners.............................................6
   Dividends..................................................................7
   Distribution Of The Contracts..............................................7
   Regulation.................................................................8
   Discount For Employees Of Sammons Enterprises, Inc.........................8
   Legal Matters..............................................................8
   Financial Matters..........................................................8
   Additional Information.....................................................9

PERFORMANCE...................................................................9

   Historical Annualized Returns..............................................9
   Historical Cumulative Returns.............................................10

ILLUSTRATIONS................................................................11

Financial Statements.........................................................11



                                  THE CONTRACT

The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

Contract Owner

The contract owner is the insured unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract while the insured is alive. Without any beneficiary consent You can:

1.        Transfer ownership of Your contract by absolute assignment;
2.        Designate, change or revoke a contingent owner; or
3.        Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

1.        Change the irrevocable beneficiary during the insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or
3.        Agree with Us to any change or amendment of Your contract.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your contract. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                                Table of Death Benefits
                                                 Based on Contract Fund

  If the Insured        The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age        Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                 The Contract Fund                Is This                    Contract Fund
       0-40                         250%                         60                          130%
        41                          243%                         61                          128%
        42                          236%                         62                          126%
        43                          229%                         63                          124%
        44                          222%                         64                          122%
        45                          215%                         65                          120%
        46                          209%                         66                          119%
        47                          203%                         67                          118%
        48                          197%                         68                          117%
        49                          191%                         69                          116%
        50                          185%                         70                          115%
        51                          178%                         71                          113%
        52                          171%                         72                          111%
        53                          164%                         73                          109%
        54                          157%                         74                          107%
        55                          150%                       75-90                         105%
        56                          146%                         91                          104%
        57                          142%                         92                          103%
        58                          138%                         93                          102%
        59                          134%                         94                          101%
                                                               95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the contract fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $100,000 and a contract fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations

Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland National Life Insurance Company was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the contract.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

Our Reports To Contract Owners

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth contract months that show:

     o    the current death benefit for Your contract,

     o    Your contract fund,

     o    information about investment divisions,

     o    the cash surrender value of Your contract,

     o    the amount of Your outstanding contract loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds

Dividends

We do not pay any dividends on these contracts.

Distribution Of The Contracts

Sammons Securities Company, LLC is responsible for distributing the contracts pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the contracts. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, as well as other incentives or payments, are not charged directly to the contract owners or the Separate Account.

Sammons Securities Company may offer the contracts through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of contract sales or premium payments.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
                                                                       Aggregate Amount of Commissions Retained by

                       Aggregate Amount of Commissions Paid to         Sammons Securities Company After Payments to
Fiscal year            Sammons Securities Company*                     its Registered Persons and Other Broker-Dealers
---------------------- ----------------------------------------------- -----------------------------------------------------
2002                   $ 11,064,683                                    $0
---------------------- ----------------------------------------------- -----------------------------------------------------
* Includes sales compensation paid to registered persons of Sammons Securities
Company.

Prior to 2002, these policies were offered through Walnut Street Securities.
Walnut Street Securities received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ----------------------------------------------- -----------------------------------------------------
Fiscal year            Aggregate Amount of Commissions Paid to         Aggregate Amount of Commissions Retained by
                                                                       Walnut Street Securities After Payments to its
                       Walnut Street Securities*                       Registered Persons and Other Broker-Dealers
---------------------- ----------------------------------------------- -----------------------------------------------------
2000                   $12,326,061                                     $0
---------------------- ----------------------------------------------- -----------------------------------------------------
2001                   $12,806,659                                     $0
---------------------- ----------------------------------------------- -----------------------------------------------------
* Includes sales compensation paid to registered persons of Walnut Street Securities
Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain possessions and territories.

Regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the contracts.

Discount For Employees Of Sammons Enterprises, Inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National Life Insurance Company is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life Insurance Company will be paid into the employee's contract during the first year. All other contract provisions will apply.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the Federal securities laws. We are not currently involved in any material legal proceedings.

Financial Matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information

We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in SAI with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in the prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National Life Insurance Company may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

---------------------------------------------------------------------------------------------------------
                 Investment Division                      Date of        1-Year      5-Year    Life of
                                                         Inception                               Fund

---------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                          01/09/1989      -33.63%     -0.97%     11.03%
---------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                01/25/1995      -34.54%      2.31%     12.52%
---------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                   05/03/1993      -30.21%      3.36%     11.51%
---------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio            09/21/1988      -26.92%     -9.75%     7.43%
---------------------------------------------------------------------------------------------------------
American Century  VP Value                               05/01/1996      -13.43%      2.94%     7.41%
---------------------------------------------------------------------------------------------------------
American Century VP Balanced                             05/01/1991      -10.39%      0.66%     5.91%
---------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation                 11/20/1987      -21.94%     -1.02%     5.14%
---------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                      10/30/1997      -20.12%     -1.14%     0.29%
---------------------------------------------------------------------------------------------------------
American Century VP International                        05/01/1994      -21.12%     -2.69%     2.32%
---------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                                12/28/1998      -10.66%       N/A      14.61%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                   09/21/1999      -15.69%       N/A      0.91%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                      05/22/1997      -25.16%      4.28%     5.54%
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                              12/11/1989      -18.80%      2.18%     10.21%
---------------------------------------------------------------------------------------------------------
Lord Abbett International                                09/15/1999      -18.47%       N/A     -15.84%
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                09/15/1999      -10.62%       N/A      11.25%
---------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                           07/24/1995      -34.39%     -4.32%     3.71%
---------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                           10/09/1995      -21.70%     -3.74%     4.70%
---------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                             05/01/1998      -32.28%       N/A      1.65%
---------------------------------------------------------------------------------------------------------
MFS VIT Research Series                                  07/26/1995      -25.25%     -3.74%     3.74%
---------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                       09/01/1989      -3.73%      -5.02%     1.74%
---------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                      01/03/1995      -16.31%     -2.39%     5.99%
---------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                             09/06/1989      -9.57%       0.53%     7.37%
---------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                   01/03/1995      -9.56%       0.20%     5.23%
---------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                                 01/03/1995      -10.19%      2.76%     11.24%
---------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                              10/09/1986      -17.72%     -0.61%     9.03%
---------------------------------------------------------------------------------------------------------
VIP Growth & Income                                      12/31/1996      -17.39%     -0.18%     3.98%
---------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                       01/03/1995      -22.58%     -7.20%     3.95%
---------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                     10/09/1986      -30.77%     -1.27%     9.39%
---------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                                09/19/1985       2.50%      -6.90%     5.78%
---------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                                  08/27/1992      -22.98%     -1.75%     8.36%
---------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                      12/05/1988       9.34%       6.49%     7.01%
---------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                               04/01/1982       0.76%       3.60%     5.35%
---------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                   01/28/1987      -21.03%     -4.83%     3.28%

Historical Cumulative Returns

As of December 31, 2002.

                 Investment Division                     Date of       1-Year        5-Year      Life of
                                                        Inception                                  Fund
------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                        01/09/1989      -33.63%       -4.76%      331.93%
------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio              01/25/1995      -34.54%       12.10%      155.04%
------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                 05/03/1993      -30.21%       17.97%      186.72%
------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio          09/21/1988      -26.92%      -40.13%      178.37%
------------------------------------------------------------------------------------------------------------
American Century  VP Value                             05/01/1996      -13.43%       15.59%       61.10%
------------------------------------------------------------------------------------------------------------
American Century VP Balanced                           05/01/1991      -10.39%       3.34%        95.52%
------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation               11/20/1987      -21.94%       -5.00%      113.40%
------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                    10/30/1997      -20.12%       -5.57%       1.51%
------------------------------------------------------------------------------------------------------------
American Century VP International                      05/01/1994      -21.12%      -12.75%       22.01%
------------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                              12/28/1998      -10.66%        N/A         72.80%
------------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                 09/21/1999      -15.69%        N/A         3.02%
------------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                    05/22/1997      -25.16%       23.31%       35.35%
------------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                            12/11/1989      -18.80%       11.39%      256.07%
------------------------------------------------------------------------------------------------------------
Lord Abbett International                              09/15/1999      -18.47%        N/A        -43.36%
------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                              09/15/1999      -10.62%        N/A         42.10%
------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                         07/24/1995      -34.39%      -19.81%       31.15%
------------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                         10/09/1995      -21.70%      -17.35%       39.40%
------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                           05/01/1998      -32.28%        N/A         7.94%
------------------------------------------------------------------------------------------------------------
MFS VIT Research Series                                07/26/1995      -25.25%      -17.35%       31.41%
------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                     09/01/1989      -3.73%       -22.70%       25.87%
------------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                    01/03/1995      -16.31%      -11.39%       59.24%
------------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                           09/06/1989      -9.57%        2.68%       157.96%
------------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                 01/03/1995      -9.56%        1.00%        50.33%
------------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                               01/03/1995      -10.19%       14.58%      134.40%
------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                            10/09/1986      -17.72%       -3.01%      307.09%
------------------------------------------------------------------------------------------------------------
VIP Growth & Income                                    12/31/1996      -17.39%       -0.90%       26.40%
------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                     01/03/1995      -22.58%      -31.18%       36.32%
------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                   10/09/1986      -30.77%       -6.19%      329.47%
------------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                              09/19/1985       2.50%       -30.06%      164.25%
------------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                                08/27/1992      -22.98%       -8.45%      129.57%
------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                    12/05/1988       9.34%        36.94%      159.58%
------------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                             04/01/1982       0.76%        19.34%      195.12%
------------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                 01/28/1987      -21.03%      -21.93%       67.24%




                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

________________________________________________________________________________

Midland National Life
Insurance Company
Separate Account A

Report on Audited Financial Statements at and for the Years Ended December 31, 2002
and 2001

Midland National Life Insurance Company
Separate Account A
Index to Report on Audited Financial Statements

--------------------------------------------------------------------------------


                                                                  Page(s)

Report of Independent Accountants                                    1

Statement of Portfolios                                            2-36

Notes to Financial Statements                                      37-48

                            Report of Independent Accountants

The Board of Directors and Stockholder Midland National Life Insurance Company and Policyholders of Separate Account A:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the INVESCO Variable Investment Funds, Inc., the LEVCO Series Trust, and the Van Eck Worldwide Insurance Trust) at December 31, 2002, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2002, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

March 11, 2003

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios

-----------------------------------------------------------------------------------------------------------------------------
           Statement of Assets and Liabilities                                  Statement of Operations
                  At December 31, 2002                                     For the year ended December 31, 2002



ASSETS:                                                           INVESTMENT INCOME:
    Investment in Portfolios, at net asset                          Dividend income                             $   2,380,664
        value (cost $245,890,904)               $ 195,388,047       Capital gains distributions                       547,339
                                                                                                             -----------------

LIABILITIES                                                 -                                                       2,928,003
                                              ----------------

NET ASSETS                                      $ 195,388,047       Expenses:
                                              ----------------
                                                                      Administrative expense                          102,354
Number of units outstanding                        17,091,037         Mortality and expense risk                    1,765,476
                                              ----------------                                               -----------------

                                                                        Net investment income                       1,060,173

                                                                  REALIZED AND UNREALIZED GAINS
                                                                      (LOSSES) ON INVESTMENTS:
                                                                    Net realized losses on investments            (29,746,126)
                                                                    Net unrealized depreciation on
                                                                        investments                               (17,098,701)
                                                                                                             -----------------

                                                                  Net decrease in net assets resulting from
                                                                      operations                                $ (45,784,654)
                                                                                                             -----------------

------------------------------------------------------------------------------------------------------------------------------

     Statement of Changes in Net Assets
       For the years ended December 31, 2002 and 2001

                                                                                                2002               2001

Net assets at beginning of year                                                              $ 206,512,467      $ 191,426,037

Net decrease in net assets resulting from operations                                           (45,784,654)       (28,449,900)

Capital shares transactions:
    Net premiums                                                                                67,833,227         72,551,638
    Transfers of policy loans                                                                   (1,895,814)        (2,946,479)
    Transfers of cost of insurance                                                             (20,901,819)       (18,345,738)
    Transfers of surrenders                                                                     (7,593,708)        (6,703,980)
    Transfers of death benefits                                                                   (650,872)          (379,984)
    Transfers of other terminations                                                               (440,738)          (517,953)
    Interfund and net transfers to general account                                              (1,690,042)          (121,174)
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                34,660,234         43,536,330
                                                                                          -----------------  -----------------

Total (decrease) increase in net assets                                                        (11,124,420)        15,086,430
                                                                                          -----------------  -----------------

Net assets at end of year                                                                    $ 195,388,047      $ 206,512,467
                                                                                          -----------------  -----------------



    The accompanying notes are an integral part of the financial statements.


Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Money Market Portfolio

------------------------------------------------------------------------------------------

          Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                    For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 5,430,733                               Dividend income                                $   95,033
        shares at net asset value of  $1.00                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $5,430,733)                $  5,430,733
                                                                                                                        95,033

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,430,733        Administrative expense                            2,191
                                               -----------------
                                                                       Mortality and expense risk                       49,538
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          43,304

Product Group 1            319,535     $12.28      $  3,923,884    REALIZED AND UNREALIZED GAINS
Product Group 2             19,284     $11.09           213,863        (LOSSES) ON INVESTMENTS:
Product Group 3             70,119     $18.44         1,292,986      Net realized gains on investments                       -
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           408,938                 $  5,430,733          investments                                         -
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                   $   43,304
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  6,055,922       $  2,994,767

Net increase in net assets resulting from operations                                                 43,304            134,390

Capital shares transactions:
    Net premiums                                                                                  2,504,733          5,644,189
    Transfers of policy loans                                                                       (50,541)            (5,092)
    Transfers of cost of insurance                                                                 (598,658)          (302,491)
    Transfers of surrenders                                                                        (176,262)          (380,032)
    Transfers of death benefits                                                                      (8,261)              (627)
    Transfers of other terminations                                                                    (197)           (10,451)
    Interfund and net transfers to general account                                               (2,339,307)        (2,018,731)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (668,493)         2,926,765
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (625,189)         3,061,155
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,430,733       $  6,055,922
                                                                                            ----------------  -----------------

The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I High Income Portfolio

------------------------------------------------------------------------------------------

                  Statement of Assets and Liabilities                                   Statement of Operations
                       At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 485,596                                 Dividend income                               $   269,539
        shares at net asset value of  $5.93                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $3,348,964)                $  2,879,583
                                                                                                                       269,539

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,879,583        Administrative expense                            2,882
                                               -----------------
                                                                       Mortality and expense risk                       23,723
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         242,934

Product Group 1            169,959      $7.80      $  1,325,680    REALIZED AND UNREALIZED GAINS
Product Group 2              4,315      $6.97            30,078        (LOSSES) ON INVESTMENTS:
Product Group 3             77,469     $19.67         1,523,825      Net realized losses on investments               (630,819)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           251,743                 $  2,879,583          investments                                   459,724
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                   $   71,839
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,549,739       $  2,769,834

Net increase (decrease) in net assets resulting from operations                                      71,839           (365,802)

Capital shares transactions:
    Net premiums                                                                                    734,853            747,864
    Transfers of policy loans                                                                       (19,177)           (52,756)
    Transfers of cost of insurance                                                                 (332,643)          (318,770)
    Transfers of surrenders                                                                        (116,223)           (71,186)
    Transfers of death benefits                                                                      (1,433)            (5,617)
    Transfers of other terminations                                                                  (4,827)            (5,500)
    Interfund and net transfers to general account                                                   (2,545)          (148,328)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    258,005            145,707
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                             329,844           (220,095)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,879,583       $  2,549,739
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Equity-Income Portfolio

------------------------------------------------------------------------------------------

         Statement of Assets and Liabilities                                   Statement of Operations
              At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,080,792                               Dividend income                               $   475,360
        shares at net asset value of  $18.16                         Capital gains distributions                       349,245
                                                                                                              -----------------
        per share (cost $24,162,112)               $ 19,627,178
                                                                                                                       824,605

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $ 19,627,178        Administrative expense                           18,623
                                               -----------------
                                                                       Mortality and expense risk                      186,725
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         619,257

Product Group 1            979,148     $11.27      $ 11,035,003    REALIZED AND UNREALIZED GAINS
Product Group 2             40,470      $8.43           341,164        (LOSSES) ON INVESTMENTS:
Product Group 3            223,665     $36.89         8,251,011      Net realized losses on investments             (1,273,470)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                         1,243,283                 $ 19,627,178          investments                                (3,473,542)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (4,127,755)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $ 21,808,160       $ 21,063,063

Net (decrease) increase in net assets resulting from operations                                  (4,127,755)        (1,270,094)

Capital shares transactions:
    Net premiums                                                                                  4,349,869          4,401,416
    Transfers of policy loans                                                                      (220,048)          (360,380)
    Transfers of cost of insurance                                                               (1,781,384)        (1,642,000)
    Transfers of surrenders                                                                        (810,174)          (764,887)
    Transfers of death benefits                                                                     (59,566)           (21,566)
    Transfers of other terminations                                                                 (68,927)           (61,676)
    Interfund and net transfers to general account                                                  537,003            464,284
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,946,773          2,015,191
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (2,180,982)           745,097
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 19,627,178       $ 21,808,160
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Growth Portfolio

------------------------------------------------------------------------------------------

         Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                           For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,443,063                               Dividend income                               $    94,277
        shares at net asset value of  $23.44                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $51,350,076)              $  33,825,399
                                                                                                                        94,277

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                        $  33,825,399        Administrative expense                           32,766
                                               -----------------
                                                                       Mortality and expense risk                      341,971
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (280,460)

Product Group 1          1,828,370     $10.73     $  19,618,414    REALIZED AND UNREALIZED GAINS
Product Group 2            180,661      $5.05           912,340        (LOSSES) ON INVESTMENTS:
Product Group 3            354,524     $37.50        13,294,645      Net realized losses on investments             (7,873,135)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                         2,363,555                $  33,825,399          investments                                (6,196,513)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                $ (14,350,108)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                               $  44,809,920      $  48,923,881

Net decrease in net assets resulting from operations                                            (14,350,108)        (9,399,431)

Capital shares transactions:
    Net premiums                                                                                 10,563,965         12,154,741
    Transfers of policy loans                                                                      (370,201)          (732,846)
    Transfers of cost of insurance                                                               (3,901,008)        (3,737,903)
    Transfers of surrenders                                                                      (1,774,681)        (1,888,366)
    Transfers of death benefits                                                                     (68,854)           (75,188)
    Transfers of other terminations                                                                (111,727)          (124,414)
    Interfund and net transfers to general account                                                 (971,907)          (310,554)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,365,587          5,285,470
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                         (10,984,521)        (4,113,961)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                     $  33,825,399      $  44,809,920
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Overseas Portfolio

-------------------------------------------------------------------------------

               Statement of Assets and Liabilities                                   Statement of Operations
                   At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 427,363                                 Dividend income                                $   40,092
        shares at net asset value of  $10.98                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $6,850,940)                $  4,692,450
                                                                                                                        40,092

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,692,450        Administrative expense                            5,291
                                               -----------------
                                                                       Mortality and expense risk                       46,532
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (11,731)

Product Group 1            304,522      $7.79      $  2,372,227    REALIZED AND UNREALIZED GAINS
Product Group 2             18,372      $5.01            92,043        (LOSSES) ON INVESTMENTS:
Product Group 3            132,709     $16.79         2,228,180      Net realized losses on investments             (1,225,318)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           455,603                 $  4,692,450          investments                                    18,251
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,218,798)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  5,628,966       $  6,824,791

Net decrease in net assets resulting from operations                                             (1,218,798)        (1,508,618)

Capital shares transactions:
    Net premiums                                                                                  1,244,509          1,540,973
    Transfers of policy loans                                                                       (25,983)          (117,020)
    Transfers of cost of insurance                                                                 (523,903)          (546,316)
    Transfers of surrenders                                                                        (258,573)          (291,167)
    Transfers of death benefits                                                                      (9,668)            (6,759)
    Transfers of other terminations                                                                  (9,113)           (35,945)
    Interfund and net transfers to general account                                                 (134,987)          (230,973)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    282,282            312,793
                                                                                            ----------------  -----------------

Total decrease in net assets                                                                       (936,516)        (1,195,825)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,692,450       $  5,628,966
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Midcap Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 245,110                                 Dividend income                                $   21,217
        shares at net asset value of  $17.51                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $4,492,212)                $  4,291,869
                                                                                                                        21,217

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,291,869        Administrative expense                              242
                                               -----------------
                                                                       Mortality and expense risk                       27,209
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (6,234)

Product Group 1            432,940      $8.58      $  3,714,626    REALIZED AND UNREALIZED GAINS
Product Group 2             46,142      $8.66           399,587        (LOSSES) ON INVESTMENTS:
Product Group 3             19,289      $9.21           177,656      Net realized losses on investments                (69,619)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           498,371                 $  4,291,869          investments                                  (276,300)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (352,153)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,069,043        $   762,013

Net (decrease) increase in net assets resulting from operations                                    (352,153)            21,460

Capital shares transactions:
    Net premiums                                                                                  2,147,073          1,208,433
    Transfers of policy loans                                                                       (17,838)           (52,554)
    Transfers of cost of insurance                                                                 (273,033)          (117,072)
    Transfers of surrenders                                                                         (61,582)           (44,672)
    Transfers of death benefits                                                                     (96,376)                 -
    Transfers of other terminations                                                                  (1,426)            (5,248)
    Interfund and net transfers to general account                                                  878,161            296,683
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,574,979          1,285,570
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,222,826          1,307,030
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,291,869       $  2,069,043
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Asset Manager Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 545,912                                 Dividend income                               $   262,173
        shares at net asset value of  $12.75                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $8,177,690)                $  6,960,372
                                                                                                                       262,173

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  6,960,372        Administrative expense                            9,138
                                               -----------------
                                                                       Mortality and expense risk                       61,618
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         191,417

Product Group 1            215,345     $11.49      $  2,474,319    REALIZED AND UNREALIZED GAINS
Product Group 2              5,389      $8.28            44,618        (LOSSES) ON INVESTMENTS:
Product Group 3            177,871     $24.97         4,441,435      Net realized losses on investments               (468,713)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           398,605                 $  6,960,372          investments                                  (426,095)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (703,391)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  7,173,216       $  7,340,554

Net decrease in net assets resulting from operations                                               (703,391)          (371,087)

Capital shares transactions:
    Net premiums                                                                                  1,300,501          1,254,470
    Transfers of policy loans                                                                       (43,610)          (159,441)
    Transfers of cost of insurance                                                                 (563,492)          (474,507)
    Transfers of surrenders                                                                        (239,598)          (201,449)
    Transfers of death benefits                                                                     (12,793)           (41,736)
    Transfers of other terminations                                                                  (8,788)           (14,858)
    Interfund and net transfers to general account                                                   58,327           (158,730)
                                                                                            ----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         490,547            203,749
                                                                                            ----------------  -----------------

Total decrease in net assets                                                                       (212,844)          (167,338)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,960,372       $  7,173,216
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 410,254                                 Dividend income                                $   99,820
        shares at net asset value of  $13.70                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $5,348,509)                $  5,620,482
                                                                                                                        99,820

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,620,482        Administrative expense                            2,152
                                               -----------------
                                                                       Mortality and expense risk                       33,372
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          64,296

Product Group 1            268,293     $14.71      $  3,946,597    REALIZED AND UNREALIZED GAINS
Product Group 2             36,927     $13.11           484,112        (LOSSES) ON INVESTMENTS:
Product Group 3             54,303     $21.91         1,189,773      Net realized gains on investments                  82,499
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           359,523                 $  5,620,482          investments                                   211,440
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                  $   358,235
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  2,446,133       $  1,828,843

Net increase in net assets resulting from operations                                                358,235            137,705

Capital shares transactions:
    Net premiums                                                                                  1,644,863            584,144
    Transfers of policy loans                                                                       (14,796)           (30,215)
    Transfers of cost of insurance                                                                 (324,634)          (120,279)
    Transfers of surrenders                                                                         (97,680)           (38,188)
    Transfers of death benefits                                                                     (31,526)           (17,774)
    Transfers of other terminations                                                                  (4,985)            (6,822)
    Interfund and net transfers to general account                                                1,644,872            108,719
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,816,114            479,585
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,174,349            617,290
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,620,482       $  2,446,133
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Index 500 Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 268,224                                 Dividend income                               $   345,247
        shares at net asset value of  $99.92                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $34,280,862)               $ 26,800,947
                                                                                                                       345,247

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $ 26,800,947        Administrative expense                            9,413
                                               -----------------
                                                                       Mortality and expense risk                      244,488
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          91,346

Product Group 1          2,018,355     $10.66      $ 21,515,661    REALIZED AND UNREALIZED GAINS
Product Group 2            185,353      $6.11         1,132,507        (LOSSES) ON INVESTMENTS:
Product Group 3            197,940     $20.98         4,152,779      Net realized losses on investments             (4,117,851)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                         2,401,648                 $ 26,800,947          investments                                (3,209,018)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (7,235,523)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $ 29,306,628       $ 28,485,189

Net decrease in net assets resulting from operations                                             (7,235,523)        (3,914,973)

Capital shares transactions:
    Net premiums                                                                                  9,967,140          9,919,450
    Transfers of policy loans                                                                      (326,105)          (436,827)
    Transfers of cost of insurance                                                               (3,197,520)        (3,006,501)
    Transfers of surrenders                                                                        (939,097)          (827,609)
    Transfers of death benefits                                                                     (57,551)           (80,485)
    Transfers of other terminations                                                                 (67,892)           (56,935)
    Interfund and net transfers to general account                                                 (649,133)          (774,681)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,729,842          4,736,412
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (2,505,681)           821,439
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 26,800,947       $ 29,306,628
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Contrafund Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,305,872                               Dividend income                               $   198,149
        shares at net asset value of  $18.10                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $27,298,894)               $ 23,636,282
                                                                                                                       198,149

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $ 23,636,282        Administrative expense                           10,599
                                               -----------------
                                                                       Mortality and expense risk                      217,826
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (30,276)

Product Group 1          1,339,738     $13.41      $ 17,965,884    REALIZED AND UNREALIZED GAINS
Product Group 2            128,314      $7.32           939,256        (LOSSES) ON INVESTMENTS:
Product Group 3            238,345     $19.85         4,731,142      Net realized losses on investments             (2,722,874)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,706,397                 $ 23,636,282          investments                                    87,591
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (2,665,559)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $ 24,521,124       $ 23,682,213

Net decrease in net assets resulting from operations                                             (2,665,559)        (3,186,849)

Capital shares transactions:
    Net premiums                                                                                  6,861,266          7,754,025
    Transfers of policy loans                                                                      (254,625)          (374,971)
    Transfers of cost of insurance                                                               (2,308,703)        (2,200,936)
    Transfers of surrenders                                                                      (1,384,569)          (971,003)
    Transfers of death benefits                                                                    (114,428)           (60,572)
    Transfers of other terminations                                                                 (52,933)           (52,760)
    Interfund and net transfers to general account                                                 (965,291)           (68,023)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,780,717          4,025,760
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (884,842)           838,911
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 23,636,282       $ 24,521,124
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 355,002                                 Dividend income                               $   115,995
        shares at net asset value of  $10.33                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $4,589,193)                $  3,667,172
                                                                                                                       115,995

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  3,667,172        Administrative expense                            2,517
                                               -----------------
                                                                       Mortality and expense risk                       36,763
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          76,715

Product Group 1            246,405     $10.07      $  2,481,296    REALIZED AND UNREALIZED GAINS
Product Group 2              6,070      $6.75            40,972        (LOSSES) ON INVESTMENTS:
Product Group 3             77,358     $14.80         1,144,904      Net realized losses on investments               (755,577)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           329,833                 $  3,667,172          investments                                   (68,875)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (747,737)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  4,600,171       $  4,217,105

Net decrease in net assets resulting from operations                                               (747,737)          (373,338)

Capital shares transactions:
    Net premiums                                                                                    973,864          1,413,105
    Transfers of policy loans                                                                       (71,982)           (49,160)
    Transfers of cost of insurance                                                                 (403,864)          (402,563)
    Transfers of surrenders                                                                        (172,342)          (105,771)
    Transfers of death benefits                                                                      (8,019)            (8,107)
    Transfers of other terminations                                                                  (7,258)            (7,911)
    Interfund and net transfers to general account                                                 (495,661)           (83,189)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (185,262)           756,404
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (932,999)           383,066
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,667,172       $  4,600,171
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund III Balanced Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 171,403                                 Dividend income                                $   52,021
        shares at net asset value of  $12.16                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $2,266,601)                $  2,084,265
                                                                                                                        52,021

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,084,265        Administrative expense                              136
                                               -----------------
                                                                       Mortality and expense risk                       17,249
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          34,636

Product Group 1            175,948     $11.26      $  1,981,176    REALIZED AND UNREALIZED GAINS
Product Group 2              3,037      $8.47            25,724        (LOSSES) ON INVESTMENTS:
Product Group 3              6,739     $11.48            77,365      Net realized losses on investments               (133,045)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           185,724                 $  2,084,265          investments                                   (94,299)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (192,708)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  1,912,742       $  1,601,392

Net decrease in net assets resulting from operations                                               (192,708)           (38,907)

Capital shares transactions:
    Net premiums                                                                                    689,969            672,974
    Transfers of policy loans                                                                       (28,331)           (14,373)
    Transfers of cost of insurance                                                                 (230,403)          (183,279)
    Transfers of surrenders                                                                         (43,710)           (50,454)
    Transfers of death benefits                                                                      (8,155)            (8,212)
    Transfers of other terminations                                                                  (4,771)            (2,052)
    Interfund and net transfers to general account                                                  (10,368)           (64,347)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    364,231            350,257
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        171,523            311,350
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,084,265       $  1,912,742
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund III Growth & Income Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 472,390                                 Dividend income                                $   68,430
        shares at net asset value of  $10.86                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $6,121,708)                $  5,130,153
                                                                                                                        68,430

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,130,153        Administrative expense                              614
                                               -----------------
                                                                       Mortality and expense risk                       46,495
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          21,321

Product Group 1            402,236     $11.78      $  4,738,344    REALIZED AND UNREALIZED GAINS
Product Group 2             13,388      $7.22            96,663        (LOSSES) ON INVESTMENTS:
Product Group 3             24,272     $12.16           295,146      Net realized losses on investments               (629,310)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           439,896                 $  5,130,153          investments                                  (409,819)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,017,808)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  5,539,047       $  5,361,211

Net decrease in net assets resulting from operations                                             (1,017,808)          (512,202)

Capital shares transactions:
    Net premiums                                                                                  1,643,089          1,944,919
    Transfers of policy loans                                                                       (39,267)          (106,334)
    Transfers of cost of insurance                                                                 (629,111)          (615,007)
    Transfers of surrenders                                                                        (228,342)          (132,857)
    Transfers of death benefits                                                                     (14,869)           (11,457)
    Transfers of other terminations                                                                  (7,445)           (12,700)
    Interfund and net transfers to general account                                                 (115,141)          (376,526)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    608,914            690,038
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (408,894)           177,836
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,130,153       $  5,539,047
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 523,434                                 Dividend income                                $   65,278
        shares at net asset value of  $11.71                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $8,022,134)                $  6,129,407
                                                                                                                        65,278

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  6,129,407        Administrative expense                              673
                                               -----------------
                                                                       Mortality and expense risk                       56,731
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,874

Product Group 1            705,362      $8.08      $  5,699,328    REALIZED AND UNREALIZED GAINS
Product Group 2              4,595      $5.46            25,087        (LOSSES) ON INVESTMENTS:
Product Group 3             48,271      $8.39           404,992      Net realized losses on investments             (1,258,813)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           758,228                 $  6,129,407          investments                                  (396,061)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,647,000)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  6,951,789       $  7,012,526

Net decrease in net assets resulting from operations                                             (1,647,000)        (1,104,803)

Capital shares transactions:
    Net premiums                                                                                  2,059,274          2,539,799
    Transfers of policy loans                                                                       (92,728)           (92,928)
    Transfers of cost of insurance                                                                 (816,090)          (842,311)
    Transfers of surrenders                                                                        (305,281)          (195,709)
    Transfers of death benefits                                                                      (2,465)           (24,964)
    Transfers of other terminations                                                                 (19,011)           (18,555)
    Interfund and net transfers to general account                                                      919           (321,266)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    824,618          1,044,066
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (822,382)           (60,737)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,129,407       $  6,951,789
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Balanced Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 195,468                                 Dividend income                                $   23,746
        shares at net asset value of  $5.81                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,235,602)                $  1,135,668
                                                                                                                        23,746

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,135,668        Administrative expense                               15
                                               -----------------
                                                                       Mortality and expense risk                        8,895
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          14,836

Product Group 1             96,220     $11.52      $  1,108,459    REALIZED AND UNREALIZED GAINS
Product Group 2              1,294      $8.37            10,832        (LOSSES) ON INVESTMENTS:
Product Group 3              1,400     $11.70            16,377      Net realized losses on investments                (75,367)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            98,914                 $  1,135,668          investments                                   (45,052)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (105,583)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   888,981        $   655,058

Net decrease in net assets resulting from operations                                               (105,583)           (30,813)

Capital shares transactions:
    Net premiums                                                                                    513,385            384,171
    Transfers of policy loans                                                                       (18,902)            (6,099)
    Transfers of cost of insurance                                                                 (125,899)           (91,365)
    Transfers of surrenders                                                                         (28,042)           (18,352)
    Transfers of death benefits                                                                      (1,371)                 -
    Transfers of other terminations                                                                    (841)            (2,142)
    Interfund and net transfers to general account                                                   13,940             (1,477)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    352,270            264,736
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        246,687            233,923
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,135,668        $   888,981
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Capital Appreciation Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 407,015                                 Dividend income                                 $       -
        shares at net asset value of  $5.91                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $2,973,447)                $  2,405,459
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,405,459        Administrative expense                              454
                                               -----------------
                                                                       Mortality and expense risk                       22,935
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,389)

Product Group 1            212,456     $10.10      $  2,145,809    REALIZED AND UNREALIZED GAINS
Product Group 2             20,441      $6.09           124,487        (LOSSES) ON INVESTMENTS:
Product Group 3             12,632     $10.70           135,163      Net realized losses on investments               (830,070)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           245,529                 $  2,405,459          investments                                   195,992
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (657,467)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,616,705       $  2,614,605

Net decrease in net assets resulting from operations                                               (657,467)          (876,458)

Capital shares transactions:
    Net premiums                                                                                  1,004,219          1,479,989
    Transfers of policy loans                                                                       (29,249)           (33,242)
    Transfers of cost of insurance                                                                 (339,503)          (315,570)
    Transfers of surrenders                                                                         (38,695)           (45,607)
    Transfers of death benefits                                                                     (59,696)               (78)
    Transfers of other terminations                                                                  (4,164)            (2,006)
    Interfund and net transfers to general account                                                  (86,691)          (204,928)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    446,221            878,558
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (211,246)             2,100
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,405,459       $  2,616,705
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. International Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,018,885                               Dividend income                                $   39,695
        shares at net asset value of  $5.21                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $7,091,188)                $  5,308,390
                                                                                                                        39,695

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,308,390        Administrative expense                              672
                                               -----------------
                                                                       Mortality and expense risk                       47,862
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (8,839)

Product Group 1            536,913      $9.07      $  4,869,799    REALIZED AND UNREALIZED GAINS
Product Group 2             32,423      $4.62           149,792        (LOSSES) ON INVESTMENTS:
Product Group 3             30,496      $9.47           288,799      Net realized losses on investments             (1,677,192)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           599,832                 $  5,308,390          investments                                   393,644
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,292,387)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  5,449,486       $  5,843,591

Net decrease in net assets resulting from operations                                             (1,292,387)        (1,975,205)

Capital shares transactions:
    Net premiums                                                                                  2,152,675          2,421,006
    Transfers of policy loans                                                                       (41,538)           (50,180)
    Transfers of cost of insurance                                                                 (597,031)          (597,389)
    Transfers of surrenders                                                                        (143,124)          (125,944)
    Transfers of death benefits                                                                      (5,084)              (410)
    Transfers of other terminations                                                                  (6,462)           (16,760)
    Interfund and net transfers to general account                                                 (208,145)           (49,223)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,151,291          1,581,100
                                                                                            ----------------  -----------------

Total decrease in net assets                                                                       (141,096)          (394,105)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,308,390       $  5,449,486
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Value Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 672,998                                 Dividend income                                $   30,594
        shares at net asset value of  $6.12                          Capital gains distributions                       197,571
                                                                                                              -----------------
        per share (cost $4,544,237)                $  4,118,748
                                                                                                                       228,165

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,118,748        Administrative expense                              619
                                               -----------------
                                                                       Mortality and expense risk                       34,701
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         192,845

Product Group 1            279,177     $13.59      $  3,794,015    REALIZED AND UNREALIZED GAINS
Product Group 2              8,211     $11.47            94,177        (LOSSES) ON INVESTMENTS:
Product Group 3             16,386     $14.07           230,556      Net realized gains on investments                  37,114
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           303,774                 $  4,118,748          investments                                  (833,284)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (603,325)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  3,233,975       $  1,918,616

Net (decrease) increase in net assets resulting from operations                                    (603,325)           298,523

Capital shares transactions:
    Net premiums                                                                                  1,467,537          1,005,997
    Transfers of policy loans                                                                       (63,481)           (25,570)
    Transfers of cost of insurance                                                                 (350,205)          (223,343)
    Transfers of surrenders                                                                        (116,729)          (125,620)
    Transfers of death benefits                                                                      (7,012)                 -
    Transfers of other terminations                                                                 (15,972)           (15,300)
    Interfund and net transfers to general account                                                  573,960            400,672
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,488,098          1,016,836
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        884,773          1,315,359
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,118,748       $  3,233,975
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Income and Growth Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                  At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 273,648                                 Dividend income                                $   14,408
        shares at net asset value of  $5.16                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,731,693)                $  1,412,025
                                                                                                                        14,408

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,412,025        Administrative expense                               91
                                               -----------------
                                                                       Mortality and expense risk                       12,294
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           2,023

Product Group 1            142,431      $8.98      $  1,279,030    REALIZED AND UNREALIZED GAINS
Product Group 2             14,393      $6.51            93,700        (LOSSES) ON INVESTMENTS:
Product Group 3              4,415      $8.90            39,295      Net realized losses on investments               (135,530)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           161,239                 $  1,412,025          investments                                  (186,668)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (320,175)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  1,426,734       $  1,128,552

Net decrease in net assets resulting from operations                                               (320,175)          (113,287)

Capital shares transactions:
    Net premiums                                                                                    523,390            600,041
    Transfers of policy loans                                                                       (14,649)           (13,354)
    Transfers of cost of insurance                                                                 (161,402)          (146,945)
    Transfers of surrenders                                                                         (53,872)           (21,619)
    Transfers of death benefits                                                                        (101)            (4,490)
    Transfers of other terminations                                                                  (1,123)            (7,974)
    Interfund and net transfers to general account                                                   13,223              5,810
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    305,466            411,469
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (14,709)           298,182
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,412,025       $  1,426,734
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

Emerging Growth Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 535,105                                 Dividend income                                 $       -
        shares at net asset value of  $11.91                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $8,492,242)                $  6,373,101
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  6,373,101        Administrative expense                              811
                                               -----------------
                                                                       Mortality and expense risk                       60,698
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (61,509)

Product Group 1            759,185      $7.60      $  5,769,807    REALIZED AND UNREALIZED GAINS
Product Group 2             85,250      $3.49           297,523        (LOSSES) ON INVESTMENTS:
Product Group 3             40,607      $7.53           305,771      Net realized losses on investments             (3,228,272)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           885,042                 $  6,373,101          investments                                   319,970
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (2,969,811)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  8,123,686       $  7,413,717

Net decrease in net assets resulting from operations                                             (2,969,811)        (2,904,350)

Capital shares transactions:
    Net premiums                                                                                  3,385,736          4,420,007
    Transfers of policy loans                                                                       (39,975)           (86,182)
    Transfers of cost of insurance                                                               (1,007,902)          (989,771)
    Transfers of surrenders                                                                        (184,872)          (169,259)
    Transfers of death benefits                                                                     (18,635)           (11,554)
    Transfers of other terminations                                                                 (14,587)           (19,498)
    Interfund and net transfers to general account                                                 (900,539)           470,576
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,219,226          3,614,319
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (1,750,585)           709,969
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,373,101       $  8,123,686
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

Investors Trust Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 85,038                                  Dividend income                                $    5,711
        shares at net asset value of  $13.47                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,449,248)                $  1,145,465
                                                                                                                         5,711

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,145,465        Administrative expense                               48
                                               -----------------
                                                                       Mortality and expense risk                        9,854
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (4,191)

Product Group 1            141,327      $7.89      $  1,115,067    REALIZED AND UNREALIZED GAINS
Product Group 2              1,366      $6.53             8,922        (LOSSES) ON INVESTMENTS:
Product Group 3              2,746      $7.82            21,476      Net realized losses on investments               (108,805)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           145,439                 $  1,145,465          investments                                  (158,783)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (271,779)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  1,089,989        $   907,718

Net (decrease) increase in net assets resulting from operations                                    (271,779)          (174,102)

Capital shares transactions:
    Net premiums                                                                                    481,310            459,137
    Transfers of policy loans                                                                        (3,795)            (2,454)
    Transfers of cost of insurance                                                                 (141,556)          (115,982)
    Transfers of surrenders                                                                         (30,844)           (14,873)
    Transfers of death benefits                                                                           -                (80)
    Transfers of other terminations                                                                    (806)            (1,619)
    Interfund and net transfers to general account                                                   22,946             32,244
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    327,255            356,373
                                                                                            ----------------  -----------------

Total increase in net assets                                                                         55,476            182,271
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,145,465       $  1,089,989
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

New Discovery Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 345,529                                 Dividend income                                 $       -
        shares at net asset value of  $10.44                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $4,621,230)                $  3,607,321
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  3,607,321        Administrative expense                              719
                                               -----------------
                                                                       Mortality and expense risk                       34,641
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (35,360)

Product Group 1            239,271     $13.76      $  3,292,366    REALIZED AND UNREALIZED GAINS
Product Group 2              9,985      $6.27            62,603        (LOSSES) ON INVESTMENTS:
Product Group 3             18,514     $13.63           252,352      Net realized losses on investments               (606,977)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           267,770                 $  3,607,321          investments                                  (903,511)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,545,848)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  4,167,704       $  2,558,124

Net decrease in net assets resulting from operations                                             (1,545,848)          (140,742)

Capital shares transactions:
    Net premiums                                                                                  1,716,387          1,711,540
    Transfers of policy loans                                                                       (18,352)           (29,628)
    Transfers of cost of insurance                                                                 (389,493)          (322,554)
    Transfers of surrenders                                                                         (69,888)           (72,397)
    Transfers of death benefits                                                                        (944)               (73)
    Transfers of other terminations                                                                  (4,466)            (6,938)
    Interfund and net transfers to general account                                                 (247,779)           470,372
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    985,465          1,750,322
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (560,383)         1,609,580
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,607,321       $  4,167,704
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

Research Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                  At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 259,092                                 Dividend income                                $    7,459
        shares at net asset value of  $10.78                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $3,584,605)                $  2,793,015
                                                                                                                         7,459

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,793,015        Administrative expense                              336
                                               -----------------
                                                                       Mortality and expense risk                       25,261
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (18,138)

Product Group 1            320,332      $7.99      $  2,559,449    REALIZED AND UNREALIZED GAINS
Product Group 2             21,173      $5.57           117,933        (LOSSES) ON INVESTMENTS:
Product Group 3             14,619      $7.91           115,633      Net realized losses on investments               (757,208)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           356,124                 $  2,793,015          investments                                   (73,771)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (849,117)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,933,918       $  2,068,139

Net decrease in net assets resulting from operations                                               (849,117)          (561,958)

Capital shares transactions:
    Net premiums                                                                                  1,249,396          1,506,984
    Transfers of policy loans                                                                       (15,414)           (19,561)
    Transfers of cost of insurance                                                                 (347,262)          (255,665)
    Transfers of surrenders                                                                         (84,841)           (25,368)
    Transfers of death benefits                                                                      (2,709)              (141)
    Transfers of other terminations                                                                  (2,015)            (5,843)
    Interfund and net transfers to general account                                                  (88,941)           227,331
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    708,214          1,427,737
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (140,903)           865,779
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,793,015       $  2,933,918
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 212,633                                 Dividend income                                $   23,406
        shares at net asset value of  $18.83                         Capital gains distributions                           523
                                                                                                              -----------------
        per share (cost $4,532,601)                $  4,003,870
                                                                                                                        23,929

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,003,870        Administrative expense                              294
                                               -----------------
                                                                       Mortality and expense risk                       30,291
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (6,656)

Product Group 1            316,508     $11.43      $  3,617,690    REALIZED AND UNREALIZED GAINS
Product Group 2             19,404      $8.72           169,207        (LOSSES) ON INVESTMENTS:
Product Group 3             19,167     $11.32           216,973      Net realized losses on investments               (193,790)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           355,079                 $  4,003,870          investments                                  (505,376)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (705,822)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  3,115,424       $  1,443,931

Net decrease in net assets resulting from operations                                               (705,822)           (73,239)

Capital shares transactions:
    Net premiums                                                                                  1,880,160          1,550,894
    Transfers of policy loans                                                                       (15,166)           (23,672)
    Transfers of cost of insurance                                                                 (427,998)          (223,813)
    Transfers of surrenders                                                                         (64,071)           (23,541)
    Transfers of death benefits                                                                        (633)               (94)
    Transfers of other terminations                                                                  (5,558)            (7,410)
    Interfund and net transfers to general account                                                  227,534            472,368
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,594,268          1,744,732
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        888,446          1,671,493
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,003,870       $  3,115,424
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio

------------------------------------------------------------------------------------------

           Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 359,667                                 Dividend income                                $   27,851
        shares at net asset value of  $13.86                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $5,260,793)                $  4,984,990
                                                                                                                              27,851

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,984,990        Administrative expense                              866
                                               -----------------
                                                                       Mortality and expense risk                       37,085
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,100)

Product Group 1            280,728     $14.93      $  4,191,266    REALIZED AND UNREALIZED GAINS
Product Group 2             30,277     $14.64           443,260        (LOSSES) ON INVESTMENTS:
Product Group 3             23,825     $14.71           350,464      Net realized losses on investments                (31,425)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           334,830                 $  4,984,990          investments                                  (474,583)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (516,108)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  3,571,997        $   927,688

Net (decrease) increase in net assets resulting from operations                                    (516,108)           223,057

Capital shares transactions:
    Net premiums                                                                                  2,060,246          1,674,245
    Transfers of policy loans                                                                       (38,409)           (29,244)
    Transfers of cost of insurance                                                                 (353,821)          (201,159)
    Transfers of surrenders                                                                        (101,465)           (58,397)
    Transfers of death benefits                                                                        (466)                 -
    Transfers of other terminations                                                                 (14,970)            (9,049)
    Interfund and net transfers to general account                                                  377,986          1,044,856
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,929,101          2,421,252
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,412,993          2,644,309
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,984,990       $  3,571,997
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Lord Abbett Series Fund, Inc. VC International Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 55,315                                  Dividend income                                $    2,732
        shares at net asset value of  $5.10                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $313,863)                   $   282,105
                                                                                                                               2,732

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   282,105        Administrative expense                               31
                                               -----------------
                                                                       Mortality and expense risk                        2,040
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                             661

Product Group 1             47,213      $5.40       $   254,949    REALIZED AND UNREALIZED GAINS
Product Group 2              2,704      $4.24            11,463        (LOSSES) ON INVESTMENTS:
Product Group 3              2,928      $5.36            15,693      Net realized losses on investments                (37,290)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            52,845                  $   282,105          investments                                   (12,514)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $   (49,143)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   186,047        $   101,989

Net decrease in net assets resulting from operations                                                (49,143)           (66,804)

Capital shares transactions:
    Net premiums                                                                                    184,472            155,384
    Transfers of policy loans                                                                          (604)              (158)
    Transfers of cost of insurance                                                                  (36,732)           (28,596)
    Transfers of surrenders                                                                          (5,364)              (534)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -             (2,671)
    Interfund and net transfers to general account                                                    3,429             27,437
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    145,201            150,862
                                                                                            ----------------  -----------------

Total increase in net assets                                                                         96,058             84,058
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   282,105        $   186,047
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 43,086                                  Dividend income                                 $     365
        shares at net asset value of  $24.63                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,324,806)                $  1,061,218
                                                                                                                           365

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,061,218        Administrative expense                               19
                                               -----------------
                                                                       Mortality and expense risk                        8,664
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (8,318)

Product Group 1            218,476      $4.71      $  1,029,024    REALIZED AND UNREALIZED GAINS
Product Group 2              4,903      $4.76            23,336        (LOSSES) ON INVESTMENTS:
Product Group 3              1,530      $5.79             8,858      Net realized losses on investments               (156,699)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           224,909                 $  1,061,218          investments                                  (219,752)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (384,769)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   817,449         $   80,823

Net decrease in net assets resulting from operations                                               (384,769)           (51,959)

Capital shares transactions:
    Net premiums                                                                                    928,666            736,161
    Transfers of policy loans                                                                          (900)                 9
    Transfers of cost of insurance                                                                 (134,891)           (52,687)
    Transfers of surrenders                                                                         (10,671)           (16,248)
    Transfers of death benefits                                                                        (971)                 -
    Transfers of other terminations                                                                       -               (812)
    Interfund and net transfers to general account                                                 (152,695)           122,162
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    628,538            788,585
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        243,769            736,626
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,061,218        $   817,449
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio

------------------------------------------------------------------------------------------

           Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 127,719                                 Dividend income                                 $       -
        shares at net asset value of  $12.45                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,958,259)                $  1,590,097
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,590,097        Administrative expense                               16
                                               -----------------
                                                                       Mortality and expense risk                       12,673
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (12,689)

Product Group 1            258,003      $5.63      $  1,452,556    REALIZED AND UNREALIZED GAINS
Product Group 2             22,829      $5.68           129,671        (LOSSES) ON INVESTMENTS:
Product Group 3              1,175      $6.70             7,870      Net realized losses on investments               (326,079)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           282,007                 $  1,590,097          investments                                  (187,902)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (526,670)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  1,311,633        $   236,992

Net decrease in net assets resulting from operations                                               (526,670)           (16,146)

Capital shares transactions:
    Net premiums                                                                                    891,796          1,038,616
    Transfers of policy loans                                                                        (3,049)            (3,359)
    Transfers of cost of insurance                                                                 (186,319)           (88,052)
    Transfers of surrenders                                                                          (6,581)           (13,594)
    Transfers of death benefits                                                                           1                  -
    Transfers of other terminations                                                                       -             (1,165)
    Interfund and net transfers to general account                                                  109,286            158,341
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    805,134          1,090,787
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        278,464          1,074,641
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,590,097       $  1,311,633
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 135,745                                 Dividend income                                 $     192
        shares at net asset value of  $20.85                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $3,408,015)                $  2,830,287
                                                                                                                           192

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,830,287        Administrative expense                               53
                                               -----------------
                                                                       Mortality and expense risk                       21,012
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (20,873)

Product Group 1            625,431      $4.10      $  2,564,268    REALIZED AND UNREALIZED GAINS
Product Group 2             54,000      $4.14           223,562        (LOSSES) ON INVESTMENTS:
Product Group 3              7,148      $5.94            42,457      Net realized losses on investments               (462,190)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           686,579                 $  2,830,287          investments                                  (568,053)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,051,116)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  1,935,789        $   625,949

Net decrease in net assets resulting from operations                                             (1,051,116)          (197,441)

Capital shares transactions:
    Net premiums                                                                                  1,721,234          1,396,002
    Transfers of policy loans                                                                       (17,850)           (38,796)
    Transfers of cost of insurance                                                                 (301,282)          (161,460)
    Transfers of surrenders                                                                         (43,792)            (6,434)
    Transfers of death benefits                                                                     (59,200)                 -
    Transfers of other terminations                                                                    (474)            (2,939)
    Interfund and net transfers to general account                                                  646,978            320,908
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,945,614          1,507,281
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        894,498          1,309,840
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,830,287       $  1,935,789
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 67,789                                  Dividend income                                 $       -
        shares at net asset value of  $12.21                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $912,691)                   $   827,703
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   827,703        Administrative expense                               42
                                               -----------------
                                                                       Mortality and expense risk                        4,190
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (4,232)

Product Group 1            183,207      $4.07       $   745,652    REALIZED AND UNREALIZED GAINS
Product Group 2             16,135      $4.10            66,152        (LOSSES) ON INVESTMENTS:
Product Group 3              2,512      $6.33            15,899      Net realized losses on investments                (47,193)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           201,854                  $   827,703          investments                                   (82,067)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (133,492)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   270,350         $   33,163

Net decrease in net assets resulting from operations                                               (133,492)           (36,427)

Capital shares transactions:
    Net premiums                                                                                    679,179            230,962
    Transfers of policy loans                                                                           922                (92)
    Transfers of cost of insurance                                                                  (77,850)           (21,452)
    Transfers of surrenders                                                                          (2,743)            (2,843)
    Transfers of death benefits                                                                         (87)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                   91,424             67,039
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    690,845            273,614
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        557,353            237,187
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   827,703        $   270,350
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

INVESCO Variable Investment Funds, Inc. Financial Services Fund

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 27,300                                  Dividend income                                $    1,874
        shares at net asset value of  $10.50                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $273,254)                   $   286,647
                                                                                                                         1,874

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   286,647        Administrative expense                                4
                                               -----------------
                                                                       Mortality and expense risk                          860
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           1,010

Product Group 1             33,359      $8.39       $   279,879    REALIZED AND UNREALIZED GAINS
Product Group 3                808      $8.38             6,768        (LOSSES) ON INVESTMENTS:
                       ------------            -----------------
                                                                     Net realized losses on investments                (19,418)
                            34,167                  $   286,647      Net unrealized appreciation on
                       ------------            -----------------
                                                                         investments                                    13,393
                                                                                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $    (5,015)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                       2002

Net assets at beginning of year                                                                                      $       -

Net decrease in net assets resulting from operations                                                                    (5,015)

Capital shares transactions:
    Net premiums                                                                                                        89,296
    Transfers of policy loans                                                                                             (100)
    Transfers of cost of insurance                                                                                     (12,598)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                     215,064
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                       291,662
                                                                                                              -----------------

Total increase in net assets                                                                                           286,647
                                                                                                              -----------------

Net assets at end of year                                                                                          $   286,647
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A

INVESCO Variable Investment Funds, Inc. Health Sciences Fund

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 13,276                                  Dividend income                                 $       -
        shares at net asset value of  $13.75                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $190,751)                   $   182,544
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   182,544        Administrative expense                                2
                                               -----------------
                                                                       Mortality and expense risk                          564
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                              (566)

Product Group 1             22,051      $8.16       $   179,933    REALIZED AND UNREALIZED GAINS
Product Group 2                  4      $8.18                29        (LOSSES) ON INVESTMENTS:
Product Group 3                317      $8.14             2,582      Net realized losses on investments                 (9,124)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            22,372                  $   182,544          investments                                    (8,207)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $   (17,897)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                                2002

Net assets at beginning of year                                                                                      $       -

Net decrease in net assets resulting from operations                                                                   (17,897)

Capital shares transactions:
    Net premiums                                                                                                        79,780
    Transfers of policy loans                                                                                              (71)
    Transfers of cost of insurance                                                                                     (10,293)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                     131,025
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                       200,441
                                                                                                              -----------------

Total increase in net assets                                                                                           182,544
                                                                                                              -----------------

Net assets at end of year                                                                                          $   182,544
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund

------------------------------------------------------------------------------------------

           Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 4,273                                   Dividend income                                 $       -
        shares at net asset value of  $7.91                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $33,714)                     $   33,802
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                           $   33,802        Administrative expense                                6
                                               -----------------
                                                                       Mortality and expense risk                           81
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                               (87)

Product Group 1              3,678      $7.38        $   27,142    REALIZED AND UNREALIZED GAINS
Product Group 2                  4      $7.40                31        (LOSSES) ON INVESTMENTS:
Product Group 3                899      $7.37             6,629      Net realized losses on investments                   (784)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                             4,581                   $   33,802          investments                                        88
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                   $     (783)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                       2002

Net assets at beginning of year                                                                                      $       -

Net decrease in net assets resulting from operations                                                                      (783)

Capital shares transactions:
    Net premiums                                                                                                        23,787
    Transfers of policy loans                                                                                                -
    Transfers of cost of insurance                                                                                      (2,259)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                      13,057
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                        34,585
                                                                                                              -----------------

Total increase in net assets                                                                                            33,802
                                                                                                              -----------------

Net assets at end of year                                                                                           $   33,802
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A

Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 22,262                                  Dividend income                                 $       -
        shares at net asset value of  $10.30                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $218,049)                   $   229,300
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   229,300        Administrative expense                               19
                                               -----------------
                                                                       Mortality and expense risk                          635
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                              (654)

Product Group 1             22,818      $8.55       $   195,096    REALIZED AND UNREALIZED GAINS
Product Group 3              3,986      $8.58            34,204        (LOSSES) ON INVESTMENTS:
                       ------------            -----------------
                                                                     Net realized losses on investments                 (3,782)
                            26,804                  $   229,300      Net unrealized appreciation on
                       ------------            -----------------
                                                                         investments                                    11,251
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                   $    6,815
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                       2002

Net assets at beginning of year                                                                                      $       -

Net increase in net assets resulting from operations                                                                     6,815

Capital shares transactions:
    Net premiums                                                                                                       115,608
    Transfers of policy loans                                                                                                -
    Transfers of cost of insurance                                                                                     (13,077)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                     119,954
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                       222,485
                                                                                                              -----------------

Total increase in net assets                                                                                           229,300
                                                                                                              -----------------

Net assets at end of year                                                                                          $   229,300
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements

--------------------------------------------------------------------------------


1.     Organization and Significant Accounting Policies

       Organization

       Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of ten insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation serves as the underwriter of the Separate Account.

       Investments

       The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), LEVCO Series Trust ("LEVCO"), INVESCO Variable Investment Funds, Inc. ("INVESCO"), and Van Eck Global Worldwide Insurance Trust ("VANECK") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.

       The VIPF Mid-Cap portfolio and the FAM Growth, MidCap Growth, Leveraged AllCap and Small Capitalization portfolios were introduced in 2000. The LEVCO Equity Value Fund, the VANECK Worldwide Hard Assets Fund, and the INVESCO Health Sciences Fund and Financial Services Fund were introduced effective May 1, 2002. All other portfolios have been in existence for more than three years.

       Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

       Investment income is recorded when earned. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

       Federal Income Taxes

       The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

       Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Expenses and Related Party Transactions

       The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

       o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

       o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

       o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

       o A premium charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $3,038 and $3,012 in 2002 and 2001, respectively.

       Each management company of the Separate Account charges fees for their management advisory services as well as other operating expenses. The fees differ between companies and by portfolio within each company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2002 and 2001, respectively, were as follows:

                                                                                            2002         2001

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                                                                    0.28%        0.35%
    High Income Portfolio                                                                     0.71%        0.68%
    Equity-Income Portfolio                                                                   0.58%        0.56%
    Growth Portfolio                                                                          0.68%        0.65%
    Overseas Portfolio                                                                        0.92%        0.89%
    Midcap Portfolio                                                                          0.69%        0.74%
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                                                                   0.64%        0.61%
    Investment Grade Bond Portfolio                                                           0.54%        0.54%
    Index 500 Portfolio                                                                       0.28%        0.28%
    Contrafund Portfolio                                                                      0.68%        0.66%
    Asset Manager: Growth Portfolio                                                           0.73%        0.69%
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                                                                        0.57%        0.58%
    Growth & Income Portfolio                                                                 0.59%        0.58%
    Growth Opportunities Portfolio                                                            0.69%        0.68%
American Century Variable Portfolios. Inc.:
    Balanced Portfolio                                                                        0.90%        0.90%
    Capital Appreciation Portfolio                                                            1.00%        0.98%
    International Portfolio                                                                   1.50%        1.23%
    Value Portfolio                                                                           1.00%        1.00%
    Income and Growth Portfolio                                                               0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust:
    Emerging Growth Series Portfolio                                                          0.87%        0.85%
    Investors Trust Series Portfolio                                                          0.90%        0.87%
    New Discovery Series Portfolio                                                            1.05%        1.06%
    Research Series Portfolio                                                                 0.90%        0.85%
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                                                              0.72%        1.03%
    VC Mid-Cap Value Portfolio                                                                0.85%        0.35%
    VC International Portfolio                                                                1.10%        0.35%
Alger American Fund:
    Growth Portfolio                                                                          0.81%        0.79%
    MidCap Growth Portfolio                                                                   0.88%        0.84%
    Leveraged AllCap Portfolio                                                                0.92%        0.90%
    Small Capitalization Portfolio                                                            0.92%        0.90%
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                                                                   1.07%
    Health Sciences Fund                                                                      1.06%
LEVCO Series Trust:
    Equity Value Fund                                                                         1.10%
Van Eck Worldwide Insurance Trust:
    Worldwise Hard Assets Fund                                                                1.15%

3.     Purchases and Sales of Investment Securities

       The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2002 and 2001 were as follows:

                                                              2002                               2001
                                               ---------------------------------  -------------------------------
 Portfolio                                        Purchases          Sales           Purchases         Sales

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                        $  5,702,765      $ 6,327,955       $ 9,884,571     $6,823,416
    High Income Portfolio                            1,273,767          772,828           199,379        140,214
    Equity-Income Portfolio                          7,562,862        4,996,831           329,926        196,681
    Growth Portfolio                                14,784,910       11,699,783           554,055        341,645
    Overseas Portfolio                               2,002,682        1,732,132           185,885        121,750
    Midcap Portfolio                                 3,992,810        1,424,064            96,538         28,604
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                          2,318,039        1,636,075           155,318        119,739
    Investment Grade Bond Portfolio                  4,615,047        1,734,636           173,290        129,222
    Index 500 Portfolio                             13,568,056        8,746,868           109,850         75,033
    Contrafund Portfolio                            10,047,268        8,296,828           529,288        308,715
    Asset Manager: Growth Portfolio                  1,372,554        1,481,100           152,859         79,255
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                               1,050,227          651,360            67,729         39,140
    Growth & Income Portfolio                        2,393,955        1,763,718           199,113        130,494
    Growth Opportunities Portfolio                   2,847,644        2,015,152           200,260        136,084
American Century Variable Portfolios, Inc.:
    Balanced Portfolio                                 676,315          309,211            75,748         30,954
    Capital Appreciation Portfolio                   1,495,143        1,072,311           313,339        130,136
    International Portfolio                          2,824,515        1,682,062           478,128        222,416
    Value Portfolio                                  3,411,569        1,730,626           287,833        140,807
    Income & Growth Portfolio                          655,939          348,451           118,727         56,598
Massachusetts Financial Services Variable
      Insurance Trust:

    Emerging Growth Series Portfolio                 4,493,241        3,335,524           336,568        141,814
    Investors Trust Series Portfolio                   606,376          283,312            35,437         15,011
    New Discovery Series Portfolio                   2,559,946        1,609,842           200,314         81,391
    Research Series Series Portfolio                 1,558,874          868,799           149,586         44,134
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                     2,894,657        1,307,083           116,299         38,226
    VC Mid-Cap Value Portfolio                       3,863,571        1,944,533           230,833         64,148
    VC International Portfolio                         281,542          135,672            46,646         28,840
Alger American Fund:
    Growth Portfolio                                 1,179,384          559,163            26,683          6,162
    MidCap Growth Portfolio                          1,333,468          541,024            84,537         18,048
    Leveraged AllCap Portfolio                       3,340,302        1,415,560            72,514         27,291
    Small Capitalization Portfolio                     884,211          197,599            24,210          9,287
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                            433,581          140,909
    Health Sciences Fund                               295,946           96,071
LEVCO Series Trust:
    Equity Value Fund                                   47,614           13,116
Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Trust                        308,152           86,321
                                               ----------------  ---------------  ----------------  -------------

                                                  $106,676,932      $70,956,519       $15,435,463     $9,725,255
                                               ----------------  ---------------  ----------------  -------------

       Purchases and sales in investment shares for the years ended December 31, 2002 and 2001 were as follows:

                                                                  2002                            2001
                                                    ------------------------------  -----------------------------
 Portfolio                                            Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                              5,702,765       6,327,954       9,884,571      6,823,416
    High Income Portfolio                                 223,404         135,583         199,379        140,214
    Equity-Income Portfolio                               375,323         253,132         329,926        196,681
    Growth Portfolio                                      539,902         430,071         554,055        341,645
    Overseas Portfolio                                    160,952         139,134         185,885        121,750
    Midcap Portfolio                                      218,544          78,998          96,538         28,604
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                               177,099         125,551         155,318        119,739
    Investment Grade Bond Portfolio                       353,542         132,617         173,290        129,222
    Index 500 Portfolio                                   122,514          79,604         109,850         75,033
    Contrafund Portfolio                                  522,711         434,977         529,288        308,715
    Asset Manager: Growth Portfolio                       124,257         135,510         152,859         79,255
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                                     83,801          51,810          67,729         39,140
    Growth & Income Portfolio                             205,925         153,478         199,113        130,494
    Growth Opportunities Portfolio                        218,941         154,978         200,260        136,084
American Century Variable Portfolios, Inc.:
    Balanced Portfolio                                    112,005          51,436          75,748         30,954
    Capital Appreciation Portfolio                        222,024         163,903         313,339        130,136
    International Portfolio                               484,019         292,066         478,128        222,416
    Value Portfolio                                       509,900         271,576         287,833        140,807
    Income & Growth Portfolio                             115,054          62,262         118,727         56,598
Massachusetts Financial Services Variable
      Insurance Trust:

    Emerging Growth Series Portfolio                      316,964         233,677         336,568        141,814
    Investors Trust Series Portfolio                       40,395          18,987          35,437         15,011
    New Discovery Series Portfolio                        203,409         130,814         200,314         81,391
    Research Series Portfolio                             127,063          72,853         149,586         44,134
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                          140,462          62,638         116,299         38,226
    VC Mid-Cap Value Portfolio                            264,229         135,759         230,833         64,148
    VC International Portfolio                             50,303          24,708          46,646         28,840
Alger American Fund:
    Growth Portfolio                                       39,040          18,186          26,683          6,162
    MidCap Growth Portfolio                                90,956          37,467          84,537         18,048
    Leveraged AllCap Portfolio                            133,586          59,197          72,514         27,291
    Small Capitalization Portfolio                         66,009          14,555          24,210          9,287
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                                40,500          13,200
    Health Sciences Fund                                   19,956           6,680
LEVCO Series Trust:
    Equity Value Fund                                       5,957           1,684
Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Fund                             31,212           8,950
                                                    --------------  --------------  --------------  -------------

                                                       12,042,723      10,313,995      15,435,463      9,725,255
                                                    --------------  --------------  --------------  -------------

4.     Purchases and Sales of Investment Securities

       Transactions in units for the years ended December 31, 2002 and 2001 were as follows:

                                                                 2002                            2001
                                                    ------------------------------  -----------------------------
 Portfolio                                            Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                                420,738         485,068         771,755        530,420
    High Income Portfolio                                 100,939          70,494          96,272         79,138
    Equity-Income Portfolio                               444,623         276,868         361,660        201,112
    Growth Portfolio                                    1,063,657         723,290         893,350        494,152
    Overseas Portfolio                                    182,297         138,358         166,981        120,974
    Midcap Portfolio                                      427,499         144,058         195,007         56,199
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                               133,010          86,961         110,693         79,682
    Investment Grade Bond Portfolio                       305,167         104,833         138,012         98,760
    Index 500 Portfolio                                 1,108,992         659,082         850,170        508,277
    Contrafund Portfolio                                  688,903         550,555         655,261        370,353
    Asset Manager: Growth Portfolio                       109,143         125,525         133,562         71,650
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                                     86,269          54,694          70,514         42,591
    Growth & Income Portfolio                             174,879         127,803         166,195        116,472
    Growth Opportunities Portfolio                        306,572         215,580         285,404        188,080
American Century Variable Portfolios, Inc.:
    Balanced Portfolio                                     54,637          25,087          36,096         16,253
    Capital Appreciation Portfolio                        129,960          94,796         140,449         76,278
    International Portfolio                               277,326         161,175         247,765        124,564
    Value Portfolio                                       214,449         116,786         133,127         62,879
    Income & Growth Portfolio                              65,834          34,689          68,048         31,602
Massachusetts Financial Services Variable
      Insurance Trust:

    Emerging Growth Series Portfolio                      516,846         368,066         532,830        227,120
    Investors Trust Series Portfolio                       68,368          31,239          58,104         24,879
    New Discovery Series Portfolio                        156,315          98,373         150,090         61,781
    Research Series Portfolio                             171,099          95,730         187,111         59,334
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                          232,682         101,358         191,050         62,303
    VC Mid-Cap Value Portfolio                            238,704         118,700         212,969         58,085
    VC International Portfolio                             47,743          23,093          43,983         26,968
Alger American Fund:
    Growth Portfolio                                      202,336          92,382         136,502         31,498
    MidCap Growth Portfolio                               199,530          79,976         176,206         40,985
    Leveraged AllCap Portfolio                            671,882         294,480         352,923        129,008
    Small Capitalization Portfolio                        195,477          41,410          70,468         26,848
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                                50,629          16,463
    Health Sciences Fund                                   33,543          11,172
LEVCO Series Trust:
    Equity Value Fund                                       6,357           1,776
Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Fund                             30,281           3,476
                                                    --------------  --------------  --------------  -------------

                                                        9,116,686       5,573,396       7,632,557      4,018,245
                                                    --------------  --------------  --------------  -------------

5.     Net Assets

       Net assets at December 31, 2002, consisted of the following:

                                                                   Accumulated           Net
                                                                   Net Investment     Unrealized
                                                   Capital          Income and       Appreciation
                                                    Share          Net Realized     (Depreciation)
 Portfolio                                       Transactions      Gains (Losses)   of Investments        Total

Fidelity Variable Insurance Products Fund I:
   Money Market Portfolio                          $ 4,679,774        $  750,959          $       -      $ 5,430,733
   High Income Portfolio                             3,356,688            (7,725)          (469,380)       2,879,583
   Equity-Income Portfolio                          17,772,825         6,389,286         (4,534,933)      19,627,178
   Growth Portfolio                                 38,877,395        12,472,681        (17,524,677)      33,825,399
   Overseas Portfolio                                5,745,880         1,105,060         (2,158,490)       4,692,450
   Midcap Portfolio                                  4,600,536          (108,324)          (200,343)       4,291,869
Fidelity Variable Insurance Products Fund II:
   Asset Manager Portfolio                           4,913,264         3,264,425         (1,217,317)       6,960,372
   Investment Grade Bond Portfolio                   4,750,844           597,665            271,973        5,620,482
   Index 500 Portfolio                              34,752,329          (471,467)        (7,479,915)      26,800,947
   Contrafund Portfolio                             25,056,510         2,242,384         (3,662,612)      23,636,282
   Asset Manager: Growth Portfolio                   4,388,486           200,707           (922,021)       3,667,172
Fidelity Variable Insurance Products Fund III:
   Balanced Portfolio                                2,292,006           (25,405)          (182,336)       2,084,265
   Growth & Income Portfolio                         6,392,167          (270,460)          (991,554)       5,130,153
   Growth Opportunities Portfolio                    9,605,551        (1,583,417)        (1,892,727)       6,129,407
American Century Variable Portfolios, Inc.:

   Balanced Portfolio                                1,229,059             6,543            (99,934)       1,135,668
   Capital Appreciation Portfolio                    3,724,651          (751,203)          (567,989)       2,405,459
   International Portfolio                           8,228,269        (1,137,081)        (1,782,798)       5,308,390
   Value Portfolio                                   4,176,641           367,596           (425,489)       4,118,748
   Income & Growth Portfolio                         1,908,187          (176,494)          (319,668)       1,412,025
Massachusetts Financial Services Variable
     Insurance Trust:

   Emerging Growth Series Portfolio                 13,192,281        (4,700,039)        (2,119,141)       6,373,101
   Investors Trust Series Portfolio                  1,571,802          (122,554)          (303,783)       1,145,465
   New Discovery Series Portfolio                    5,387,100          (765,869)        (1,013,910)       3,607,321
   Research Series Portfolio                         4,163,424          (578,819)          (791,590)       2,793,015
Lord Abbett Series Fund, Inc.
   VC Growth & Income Portfolio                      4,576,483           (43,844)          (528,769)       4,003,870
   VC Mid-Cap Value Portfolio                        5,152,531           108,223           (275,764)       4,984,990
   VC International Portfolio                          441,575          (127,712)           (31,758)         282,105
Alger American Fund:
   Growth Portfolio                                  1,500,660          (175,855)          (263,587)       1,061,218
   MidCap Growth Portfolio                           2,134,873          (176,615)          (368,161)       1,590,097
   Leveraged AllCap Portfolio                        4,150,506          (742,492)          (577,727)       2,830,287
   Small Capitalization Portfolio                      999,919           (87,228)           (84,988)         827,703
INVESCO Variable Investment Funds, Inc.:
   Financial Services Fund                             291,662           (18,408)            13,393          286,647
   Health Sciences Fund                                200,441            (9,690)            (8,207)         182,544
LEVCO Series Trust:
   Equity Value Fund                                    34,585              (871)                88           33,802
Van Eck Worldwide Insurance Trust:
   Worldwide Hard Assets Fund                          222,485            (4,436)            11,251          229,300
                                                ---------------   ---------------  -----------------  ---------------

                                                  $230,471,389       $15,419,521       $(50,502,863)    $195,388,047
                                                ---------------   ---------------  -----------------  ---------------

6.

Financial Highlights

       The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

       The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                             At December 31                            For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------
Net assets represented by:
   Fidelity Variable Insurance Products
     Fund I:

    Money Market Portfolio

         2002                        408,938  $11.09 to 18.44    $5,430,733       1.65%   0.50% to 1.10%     0.60% to 1.19%
         2001                        473,267  $10.96 to 18.33    $6,055,922       3.91%   0.50% to 1.10%      2.98% 3.59%
         2000                        231,932  $10.58 to 17.80    $2,994,767       5.19%   0.50% to 1.10%     5.14% to 5.80%
         1999                        371,899  $11.20 to 16.93    $4,656,942       4.99%   0.50% to 1.10%     4.06% to 4.28%

    High Income Portfolio

         2002                        251,743   6.97 to 19.67     $2,879,583       9.93%   0.50% to 1.10%     2.29% to 2.95%
         2001                        221,299   6.77 to 19.23     $2,549,739      12.70%   0.50% to 1.10%    -12.67% to -12.19%
         2000                        204,165   7.71 to 22.02     $2,769,834       0.76%   0.50% to 1.10%    -23.33% to -22.90%
         1999                        191,212  11.32 to 28.72     $3,555,219       8.87%   0.50% to 1.10%     6.96% to 7.20%

    Equity-Income Portfolio

         2002                      1,243,283   9.43 to 36.89    $19,627,178       1.57%   0.50% to 1.10%    -17.88% to -17.35%
         2001                      1,075,529  10.20 to 44.92    $21,808,160       1.62%   0.50% to 1.10%    -6.01% to -5.47%
         2000                        914,981  10.79 to 47.79    $21,063,063       1.61%   0.50% to 1.10%     7.25% to 7.90%
         1999                        833,908  13.52 to 44.56    $19,166,789       1.39%   0.50% to 1.10%     5.14% to 5.38%

    Growth Portfolio

         2002                      2,363,555   5.05 to 37.50    $33,825,399       0.24%   0.50% to 1.10%    -30.88% to -30.44%
         2001                      2,023,189   7.26 to 54.25    $44,809,920       0.07%   0.50% to 1.10%    -18.56% to -18.06%
         2000                      1,623,991   8.86 to 66.61    $48,923,881       0.11%   0.50% to 1.10%    -11.96% to -11.40%
         1999                      1,106,225  21.51 to 75.66    $46,051,700       0.14%   0.50% to 1.10%    35.93% to 36.23%

    Overseas Portfolio

         2002                        455,603   5.01 to 16.79     $4,692,450       0.78%   0.50% to 1.10%    -21.17% to -20.60%
         2001                        411,664   6.31 to 21.30     $5,628,966       5.08%   0.50% to 1.10%    -22.04% to -21.61%
         2000                        365,657   8.05 to 27.32     $6,824,791       1.42%   0.50% to 1.10%    -20.00% to -19.50%
         1999                        281,937  15.74 to 34.15     $7,360,544       1.23%   0.50% to 1.10%    41.06% to 41.29%

    Midcap Portfolio

         2002                        498,371   8.58 to 9.21      $4,291,869       0.67%   0.50% to 1.10%    -10.76% to -10.26%
         2001                        214,930   9.60 to 10.32     $2,069,043       0.00%   0.50% to 1.10%    -4.10% to -3.69%
         2000                         76,122  10.00 to 15.74       $762,013       0.55%   0.50% to 1.10%          N/A


                                              At December 31                           For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   Fidelity Variable Insurance Products
     Fund II:

    Asset Manager Portfolio

         2002                        398,605   8.28 to 24.97     $6,960,372       3.71%   0.50% to 1.10%    -9.73% to -9.21%
         2001                        352,556   9.12 to 27.66     $7,173,216       4.04%   0.50% to 1.10%    -5.14% to -4.60%
         2000                        321,545   9.56 to 29.16     $7,340,554       3.28%   0.50% to 1.10%    -4.99% to 4.40%
         1999                        314,201  14.04 to 30.69     $8,020,155       3.17%   0.50% to 1.10%    9.88% to 10.12%

    Investment Grade Bond Portfolio

         2002                        359,523  13.11 to 21.91     $5,620,482       2.47%   0.50% to 1.10%     9.11% to 9.80%
         2001                        159,189  11.94 to 20.08     $2,446,133       4.27%   0.50% to 1.10%     7.26% to 7.86%
         2000                        119,937  11.07 to 18.72     $1,828,843       6.10%   0.50% to 1.10%    9.99% to 10.70%
         1999                        106,290  11.35 to 17.02     $1,475,493       3.45%   0.50% to 1.10%    -2.13% to -1.99%

    Index 500 Portfolio

         2002                      2,401,648   6.11 to 20.98    $26,800,947       1.23%   0.50% to 1.10%    -23.09% to -22.56%
         2001                      1,951,738   7.89 to 27.28    $29,306,628       1.08%   0.50% to 1.10%    -13.07% to -12.53%
         2000                      1,609,845   9.02 to 31.38    $28,485,189       0.97%   0.50% to 1.10%    -10.32% to 9.80%
         1999                      1,143,206  17.67 to 34.99    $23,862,419       0.71%   0.50% to 1.10%    19.22% to 19.39%

    Contrafund Portfolio

         2002                      1,706,397   7.32 to 19.85    $23,636,282       0.82%   0.50% to 1.10%    -10.34% to -9.74%
         2001                      1,568,048   8.11 to 22.14    $24,521,124       0.73%   0.50% to 1.10%    -13.21% to -12.70%
         2000                      1,283,140   9.29 to 25.51    $23,682,213       0.33%   0.50% to 1.10%    -7.64% to -7.10%
         1999                        919,568  18.55 to 27.62    $19,665,270       0.37%   0.50% to 1.10%    22.92% to 23.17%

    Asset Manager: Growth Portfolio

         2002                        329,833   6.75 to 14.80     $3,667,172       2.81%   0.50% to 1.10%    -16.48% to -15.94%
         2001                        346,215   8.03 to 17.72     $4,600,171       2.75%   0.50% to 1.10%    -8.38% to -7.81%
         2000                        284,303   8.71 to 19.34     $4,217,105       2.11%   0.50% to 1.10%    -13.47% to -12.90%
         1999                        238,862  15.10 to 22.35     $4,209,771       1.99%   0.50% to 1.10%    14.03% to 14.22%

   Fidelity Variable Insurance Products
     Fund III:

    Balanced Portfolio

         2002                        185,724   8.47 to 11.48     $2,084,265       2.60%   0.50% to 1.10%    -9.75% to -9.22%
         2001                        154,149   9.33 to 12.72     $1,912,742       3.33%   0.50% to 1.10%    -2.68% to -2.00%
         2000                        126,226   9.52 to 13.07     $1,601,392       2.81%   0.50% to 1.10%    -5.36% to -4.80%
         1999                         97,602  13.45 to 13.81     $1,314,548       1.74%   0.50% to 1.10%     3.45% to 3.62%

    Growth & Income Portfolio

         2002                        439,896   7.22 to 12.16     $5,130,153       1.28%   0.50% to 1.10%    -17.56% to -17.11%
         2001                        392,820   8.71 to 14.75     $5,539,047       1.25%   0.50% to 1.10%    -9.73% to -9.18%
         2000                        343,097   9.59 to 16.34     $5,361,211       1.03%   0.50% to 1.10%    -4.67% to -4.10%
         1999                        267,074  16.50 to 17.14     $4,422,690       0.39%   0.50% to 1.10%     7.93% to 8.20%

    Growth Opportunities Portfolio

         2002                        758,228   5.46 to 8.39      $6,129,407       1.00%   0.50% to 1.10%    -22.67% to -22.33%
         2001                        667,236   7.03 to 10.85     $6,951,789       0.35%   0.50% to 1.10%    -15.37% to -14.79%
         2000                        569,912   8.25 to 12.82     $7,012,526       1.22%   0.50% to 1.10%    -17.98% to -17.50%
         1999                        440,086  14.96 to 15.63     $6,611,175       0.76%   0.50% to 1.10%     3.10% to 3.31%



                                                At December 31                          For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   American Century Variable
     Portfolios, Inc.:

    Balanced Portfolio

         2002                         98,914   8.36 to 11.70     $1,135,668       2.35%   0.50% to 1.10%    -10.55% to -10.35%
         2001                         69,364   9.30 to 13.08       $888,981       2.36%   0.50% to 1.10%    -4.60% to -3.72%
         2000                         49,521   9.69 to 13.71       $655,058       1.93%   0.50% to 1.10%    -3.72% to -3.10%
         1999                         40,629  13.94 to 14.24       $566,994       1.54%   0.50% to 1.10%     8.87% to 9.08%

    Capital Appreciation Portfolio

         2002                        245,529   6.09 to 10.71     $2,405,459       0.00%   0.50% to 1.10%    -22.05% to -21.52%
         2001                        210,366   7.76 to 13.74     $2,616,705       0.00%   0.50% to 1.10%    -28.85% to -28.48%
         2000                        146,195  10.85 to 19.31     $2,614,605       0.00%   0.50% to 1.10%     7.88% to 8.50%
         1999                         48,931   16.78 to 17.9       $831,750       0.00%   0.50% to 1.10%    62.73% to 63.07%

    International Portfolio

         2002                        599,832   4.62 to 9.47      $5,308,390       0.74%   0.50% to 1.10%    -21.21% to -20.75%
         2001                        483,680   5.83 to 12.02     $5,449,486       0.08%   0.50% to 1.10%    -29.99% to -29.59%
         2000                        360,479   8.28 to 19.31     $5,843,591       0.10%   0.50% to 1.10%    -17.73% to -17.20%
         1999                        169,545  19.87 to 20.87     $3,387,853       0.00%   0.50% to 1.10%    62.29% to 62.60%

    Value Portfolio

         2002                        303,774  11.47 to 14.07     $4,118,748       0.83%   0.50% to 1.10%    -13.57% to -13.11%
         2001                        206,111   13.2 to 16.28     $3,233,975       0.89%   0.50% to 1.10%    11.58% to 12.24%
         2000                        135,863  11.76 to 17.17     $1,918,616       0.99%   0.50% to 1.10%    16.81% to 17.60%
         1999                         95,479  11.99 to 12.49     $1,149,267       0.89%   0.50% to 1.10%    -1.89% to -1.72%

    Income & Growth Portfolio

         2002                        161,239   6.51 to 8.90      $1,412,025       1.02%   0.50% to 1.10%    -20.25% to -19.73%
         2001                        130,094   8.11 to 11.24     $1,426,734       0.77%   0.50% to 1.10%    -9.42% to -8.77%
         2000                         93,648   8.89 to 12.38     $1,128,552       0.45%   0.50% to 1.10%    -11.56% to -11.10%
         1999                         38,925  13.93 to 13.97       $543,814       0.01%   0.50% to 1.10%    16.67% to 16.90%

   Massachusetts Variable Insurance
     Trust:

    Emerging Growth Series

         2002                        885,042   3.49 to 7.60      $6,373,101       0.00%   0.50% to 1.10%    -34.46% to -34.03%
         2001                        736,262   5.29 to 11.57     $8,123,686       0.00%   0.50% to 1.10%    -34.23% to -33.88%
         2000                        430,552   8.00 to 17.56     $7,413,717       5.30%   0.50% to 1.10%    -20.52% to -20.00%
         1999                         96,719  21.98 to 22.04     $2,130,426       0.00%   0.50% to 1.10%    74.86% to 75.20%

    Investors Trust Series

         2002                        145,439   6.53 to 7.89      $1,145,465       0.51%   0.50% to 1.10%    -21.88% to -21.42%
         2001                        108,310   8.31 to 10.08     $1,089,989       0.47%   0.50% to 1.10%    -16.86% to -16.40%
         2000                         75,085   9.94 to 12.10       $907,718       1.37%   0.50% to 1.10%    -45.50% to -0.60%
         1999                         26,812  12.19 to 22.20       $327,730       0.16%   0.50% to 1.10%    5.54% to 92.04%

    New Discovery Series

         2002                        267,770   6.27 to 13.76     $3,607,321       0.00%   0.50% to 1.10%    -32.39% to -32.00%
         2001                        209,828   9.22 to 20.30     $4,167,704       0.00%   0.50% to 1.10%    -6.10% to -5.44%
         2000                        121,519   9.75 to 21.57     $2,558,124       1.25%   0.50% to 1.10%    -5.72% to -3.03%
         1999                         11,736  22.14 to 22.20       $260,546       0.00%   0.50% to 1.10%    71.49% to 71.83%




                                               At December 31                           For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   Massachusetts Variable Insurance
     Trust (continued):

    Research Series

         2002                        356,124   5.57 to 7.99      $2,793,015       0.26%   0.50% to 1.10%    -25.38% to -24.93%
         2001                        280,754   7.42 to 10.68     $2,933,918       0.01%   0.50% to 1.10%    -22.17% to -21.65%
         2000                        152,977   9.47 to 13.68     $2,068,139       5.31%   0.50% to 1.10%    -5.81% to -5.30%
         1999                         64,738  14.46 to 14.51       $938,619       0.14%   0.50% to 1.10%    22.65% to 22.97%

   Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio
         2002                        355,079   8.72 to 11.43     $4,003,870       0.66%   0.50% to 1.10%    -18.97% to -18.43%
         2001                        223,756  10.69 to 14.07     $3,115,424       0.69%   0.50% to 1.10%    -7.73% to -7.20%
         2000                         95,009  11.52 to 15.22     $1,443,931       1.16%   0.50% to 1.10%    14.52% to 15.20%
         1999                         33,277  13.22 to 13.26       $443,354       3.13%   0.50% to 1.10%    23.09% to 23.35%

    VC Mid-Cap Value Portfolio

         2002                        334,830  14.64 to 14.93     $4,984,990       0.65%   0.50% to 1.10%    -10.74% to -10.24%
         2001                        214,826  16.31 to 16.70     $3,571,997       0.47%   0.50% to 1.10%     6.80% to 7.51%
         2000                         59,942  15.17 to 15.59       $927,688       1.25%   0.50% to 1.10%    50.10% to 51.70%
         1999                            630  10.28 to 10.29         $6,486       0.25%   0.50% to 1.10%     2.80% to 2.90%

    VC International Portfolio

         2002                         52,845   4.24 to 5.40        $282,105       1.17%   0.50% to 1.10%    -18.66% to -18.15%
         2001                         28,194   5.18 to 6.62        $186,047       0.25%   0.50% to 1.10%    -27.50% to -27.04%
         2000                         11,179   7.10 to 9.11        $101,989       6.58%   0.50% to 1.10%    -29.43% to -29.00%
         1999                            428  12.88 to 12.89         $5,519       0.43%   0.50% to 1.10%    28.80% to 28.90%

   Alger American Fund:
    Growth Portfolio

         2002                        224,909   4.71 to 5.79      $1,061,218       0.04%   0.50% to 1.10%    -33.75% to -33.24%
         2001                        114,955   7.10 to 8.74        $817,449       0.23%   0.50% to 1.10%    -12.60% to -12.30%
         2000                          9,951   8.12 to 8.13         $80,823       0.00%   0.50% to 1.10%    -18.80% to -18.70%

    Mid-Cap Growth Portfolio

         2002                        282,007   5.63 to 6.70      $1,590,097       0.00%   0.50% to 1.10%    -30.28% to -29.88%
         2001                        162,453   8.06 to 9.61      $1,311,633       0.00%   0.50% to 1.10%    -7.36% to -3.90%
         2000                         27,232   8.70 to 8.71        $236,992       0.00%   0.50% to 1.10%    -13.00 to -12.90%

    Leveraged AllCap Portfolio

         2002                        686,579   4.10 to 5.94      $2,830,287       0.01%   0.50% to 1.10%    -34.58% to -34.29%
         2001                        307,177   6.26 to 9.08      $1,935,789       0.00%   0.50% to 1.10%    -16.76% to -9.20%
         2000                         83,262   7.52 to 7.53        $625,949       0.00%   0.50% to 1.10%    -24.80% to -24.70%

    Small Capitalization Portfolio

         2002                        201,854   4.07 to 6.33        $827,703       0.00%   0.50% to 1.10%    -26.99% to -26.65%
         2001                         47,786   5.56 to 8.67        $270,350       0.04%   0.50% to 1.10%    -30.15% to -13.30%
         2000                          4,166   7.96 to 7.97         $33,163       0.00%   0.50% to 1.10%    -20.40% to -20.30%





                                               At December 31                          For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   INVESCO Variable Investment
     Funds, Inc.

    Financial Services Fund

         2002                         34,167   8.38 to 8.41        $286,647       1.31%   0.50% to 1.10%    -16.20% to -15.90%

    Health Sciences Fund

         2002                         22,372   8.14 to 8.18        $182,544       0.00%   0.50% to 1.10%    -18.60% to -18.20%

   LEVCO Series Trust:
    Equity Value Fund

         2002                          4,581   7.37 to 7.40         $33,802       0.00%   0.50% to 1.10%    -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Fund
         2002                         26,804   8.54 to 8.58        $229,300       0.00%   0.50% to 1.10%    -14.60% to -14.20%




* The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

Midland National Life Insurance Company

Report on Audited Financial Statements at and for the Years Ended December 31, 2002, 2001 and 2000

Midland National Life Insurance Company
Index to Financial Statements

--------------------------------------------------------------------------------


                                                                      Page(s)

Report of Independent Accountants                                        1

Balance Sheets                                                           2

Statements of Income                                                     3

Statements of Stockholder's Equity                                       4

Statements of Cash Flows                                                5-6

Notes to Financial Statements                                          7-26

                        Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments in 2001 by adopting Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 137 and No. 138.






March 11, 2003

Midland National Life Insurance Company
Balance Sheets

At December 31, 2002 and 2001

(Amounts in thousands, except share and per share amounts)

----------------------------------------------------------------------------------------------------------------------------------

                         ASSETS                                                             2002               2001

Investments:
    Fixed maturities                                                                      $7,121,761         $4,391,779
    Equity securities                                                                        233,943            223,868
    Policy loans                                                                             226,451            226,623
    Short-term investments                                                                   377,913            289,281
    Other invested assets and derivatives                                                    257,318            156,871
                                                                                     ----------------   ----------------

      Total investments                                                                    8,217,386          5,288,422

Cash                                                                                          23,616             10,324
Accrued investment income                                                                     94,817             62,130
Deferred policy acquisition costs                                                            966,311            805,576
Present value of future profits of acquired businesses                                        12,214             15,221
Federal income tax asset                                                                           -             20,736
Other receivables and other assets                                                            24,149             21,824
Reinsurance receivables                                                                      194,537                  -
Separate accounts assets                                                                     352,703            418,100
                                                                                     ----------------   ----------------

      Total assets                                                                        $9,885,733         $6,642,333
                                                                                     ----------------   ----------------

                        LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
    Policyholder account balances                                                         $6,800,463         $4,323,608
    Policy benefit reserves                                                                  542,587            461,904
    Policy claims and benefits payable                                                        57,300             41,304
    Repurchase agreements and collateral on swap agreements                                1,073,022            457,926
    Federal income tax liability                                                              17,696                  -
    Due to brokers                                                                                 -             91,786
    Other liabilities                                                                        206,224            147,851
    Separate account liabilities                                                             352,703            418,100
                                                                                     ----------------   ----------------

      Total liabilities                                                                    9,049,995          5,942,479
                                                                                     ----------------   ----------------

Commitments and contingencies

Stockholder's equity:
    Common stock, $1 par value, 2,549,439 shares authorized,
         2,548,878 shares outstanding                                                          2,549              2,549
    Additional paid-in capital                                                                43,707             33,707
    Accumulated other comprehensive income (loss)                                             39,596            (31,568)
    Retained earnings                                                                        749,886            695,166
                                                                                     ----------------   ----------------

      Total stockholder's equity                                                             835,738            699,854
                                                                                     ----------------   ----------------

      Total liabilities and stockholder's equity                                          $9,885,733         $6,642,333
                                                                                     ----------------   ----------------

The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Statements of Income

For the years ended December 31, 2002, 2001 and 2000
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  2002              2001              2000

Revenues:
    Premiums                                                                     $ 96,815         $ 95,475         $ 102,663
    Interest sensitive life and investment product charges                        157,699          156,018           153,295
    Net investment income                                                         324,374          267,960           235,739
    Net realized investment gains (losses)                                         14,514           (2,725)           (7,372)
    Net unrealized (losses) gains on derivative instruments                       (22,115)           2,753                 -
    Net unrealized losses on trading securities                                         -                -              (275)
    Other income                                                                    5,066            5,963             6,393
                                                                          ----------------  ---------------   ---------------

      Total revenue                                                               576,353          525,444           490,443
                                                                          ----------------  ---------------   ---------------

Benefits and expenses:
    Benefits incurred                                                             145,414          154,314           148,750
    Interest credited to policyholder account balances                            211,811          162,779           133,563
                                                                          ----------------  ---------------   ---------------

      Total benefits                                                              357,225          317,093           282,313
                                                                          ----------------  ---------------   ---------------

Operating expenses (net of commissions and other
      expenses deferred)                                                           44,386           41,884            46,290
Amortization of deferred policy acquisition costs and
      present value of future profits of acquired businesses                       50,001           59,131            60,368
                                                                          ----------------  ---------------   ---------------

      Total benefits and expenses                                                 451,612          418,108           388,971
                                                                          ----------------  ---------------   ---------------

Income before income taxes and cumulative effect
      of a change in accounting principle                                         124,741          107,336           101,472

Income tax expense                                                                 43,021           37,385            36,539
                                                                          ----------------  ---------------   ---------------

Income before cumulative effect of a change
      in accounting principle                                                      81,720           69,951            64,933

Cumulative effect on prior years of change in
      accounting for derivative instruments                                             -           (1,012)                -
                                                                          ----------------  ---------------   ---------------

      Net income                                                                 $ 81,720         $ 68,939          $ 64,933
                                                                          ----------------  ---------------   ---------------


Midland National Life Insurance Company
Statements of Stockholder's Equity

For the years ended December 31, 2002, 2001 and 2000
(Amounts in thousands)

----------------------------------------------------------------------------------------------------------------------------------



                                                                                Additional
                                                                   Common        Paid-in            Comprehensive
                                                                    Stock        Capital            Income (Loss)

Balance at December 31, 1999                                         $ 2,549      $ 33,707

Comprehensive income:
    Net income                                                                                       $  64,933
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments                                             35,024
                                                                                                 --------------

      Total comprehensive income                                                                     $  99,957
                                                                                                 --------------

Dividends paid on common stock
                                                                 ------------  ------------

Balance at December 31, 2000                                           2,549        33,707

Comprehensive income:
    Net income                                                                                       $  68,939
    Other comprehensive income:
      Net unrealized loss on available-for-sale investments
           and certain interest rate swaps (net of tax ($8,325))                                       (15,462)
                                                                                                 --------------

      Total comprehensive income                                                                     $  53,477
                                                                                                 --------------

Dividends paid on common stock
                                                                 ------------  ------------

Balance at December 31, 2001                                           2,549        33,707

Comprehensive income:
    Net income                                                                                       $  81,720
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments
           and certain interest rate swaps (net of tax $37,095)                                         71,164
                                                                                                 --------------

      Total comprehensive income                                                                    $  152,884
                                                                                                 --------------

Capital contribution                                                                10,000
Dividends paid on common stock
                                                                 ------------  ------------

Balance at December 31, 2002                                         $ 2,549      $ 43,707
                                                                 ------------  ------------



                                                                    Accumulated
                                                                       Other                               Total
                                                                    Comprehensive     Retained        Stockholder's
                                                                    Income (Loss)     Earnings           Equity

Balance at December 31, 1999                                         $ (51,130)         $643,294         $ 628,420

Comprehensive income:
    Net income                                                                            64,933            64,933
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments             35,024                              35,024


      Total comprehensive income


Dividends paid on common stock                                                           (60,000)          (60,000)
                                                                  -------------      ------------     -------------

Balance at December 31, 2000                                           (16,106)          648,227           668,377

Comprehensive income:
    Net income                                                                            68,939            68,939
    Other comprehensive income:
      Net unrealized loss on available-for-sale investments
           and certain interest rate swaps (net of tax ($8,325))       (15,462)                            (15,462)


      Total comprehensive income


Dividends paid on common stock                                                           (22,000)          (22,000)
                                                                  -------------      ------------     -------------

Balance at December 31, 2001                                           (31,568)          695,166           699,854

Comprehensive income:
    Net income                                                                            81,720         $  81,720
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments
           and certain interest rate swaps (net of tax $37,095)         71,164                              71,164


      Total comprehensive income


Capital contribution                                                                                        10,000
Dividends paid on common stock                                                           (27,000)          (27,000)
                                                                  -------------      ------------     -------------

Balance at December 31, 2002                                         $  39,596          $749,886         $ 835,738
                                                                  -------------      ------------     -------------


Midland National Life Insurance Company
Statements of Cash Flows

For the years ended December 31, 2002, 2001 and 2000
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------

                                                                          2002               2001               2000

Cash flows from operating activities:

    Net income                                                          $  81,720          $  68,939          $  64,933
    Adjustments to reconcile net income to net cash
         used in operating activities:
      Amortization of deferred policy acquisition costs
           and present value of future profits of
           acquired businesses                                             50,001             59,131             60,368
      Net amortization of premiums and discounts on
           investments                                                     46,795             32,027             (4,150)
      Policy acquisition costs deferred                                  (369,222)          (283,282)          (151,930)
      Net realized investment (gains) losses                              (14,514)             2,725              7,372
      Net unrealized losses (gains) on
           derivative instruments                                          22,115             (2,753)                 -
      Net unrealized losses on trading securities                               -                  -                275
      Cumulative effect of accounting change                                    -              1,012                  -
      Deferred income taxes                                               (18,166)              (151)            (4,577)
      Net interest credited and product charges on
           universal life and investment policies                         132,368             28,009            (27,046)
      Receivables on annuity reinsurance agreement                        (70,130)                 -                  -
      Changes in other assets and liabilities:
         Net receivables                                                   47,785            (12,018)           (10,120)
         Net payables                                                      (9,203)            13,607             45,052
         Policy benefits                                                    6,319             17,483             14,033
         Other                                                                188              1,212                455
                                                                  ----------------   ----------------   ----------------

      Net cash used in operating activities                               (93,944)           (74,059)            (5,335)
                                                                  ----------------   ----------------   ----------------

Cash flows from investing activities:
    Proceeds from investments sold, matured or repaid:

      Fixed maturities                                                  5,274,090          1,628,781            571,872
      Equity securities                                                   118,338            263,191            295,377
      Other invested assets and derivatives                                38,282             11,709             12,371
    Cost of investments acquired:
      Fixed maturities                                                 (7,789,238)        (3,469,665)        (1,018,000)
      Equity securities                                                  (129,451)           (78,270)          (305,655)
      Other invested assets and derivatives                              (122,988)          (114,619)           (21,167)
    Net change in policy loans                                                172             (4,025)            (5,586)
    Net change in short-term investments                                  (88,630)           (87,423)           (99,029)
    Net change in repurchase agreements and
         collateral on swap agreements                                    615,096            457,926                  -
    Net change in amounts due to brokers                                  (91,786)            84,942                  -
                                                                  ----------------   ----------------   ----------------

      Net cash used in investing activities                            (2,176,115)        (1,307,453)          (569,817)
                                                                  ----------------   ----------------   ----------------


                                                                          2002               2001               2000

Cash flows from financing activities:
    Receipts from universal life and investment
         products                                                      $2,761,615         $1,714,938         $1,003,901
    Benefits paid on universal life and investment
         products                                                        (461,264)          (303,015)          (368,941)
    Capital contributions received                                         10,000                  -                  -
    Dividends paid on common stock                                        (27,000)           (22,000)           (60,000)
                                                                  ----------------   ----------------   ----------------

      Net cash provided by financing activities                         2,283,351          1,389,923            574,960
                                                                  ----------------   ----------------   ----------------

Increase (decrease) in cash                                                13,292              8,411               (192)

Cash at beginning of year                                                  10,324              1,913              2,105
                                                                  ----------------   ----------------   ----------------

Cash at end of year                                                     $  23,616          $  10,324           $  1,913
                                                                  ----------------   ----------------   ----------------


Supplemental disclosures of cash flow information:
    Cash paid during the year for:

      Interest                                                            $    25            $    50            $    73
      Income taxes, paid to parent                                         42,908             48,038             26,196



Midland National Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------
(Amounts in thousands)


1.      Summary of Significant Accounting Policies

        Organization

        Midland National Life Insurance Company ("Midland" or the "Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia. The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").

        Use of Estimates

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

        The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

        Investments

        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.

        Trading securities are held for resale in anticipation of short-term market movements. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

        Policy loans are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

        Other invested assets and derivatives are primarily comprised of interest rate swaps, options and joint ventures and limited partnerships. The derivatives are recorded at quoted market prices. Investments in joint ventures and limited partnerships are recorded under the equity method of accounting and reviewed for impairment on a periodic basis.

        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to (i) financial ratios (ii) length of time the Company has held the investment and (iii) the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. During 2002 the Company recorded $16,429 of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.

        Recognition of Traditional Life Revenue and Policy Benefits

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.

        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies) Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.

        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.75% to 5.65% in 2002, 2.75% to 6.25% in 2001 and 2.75% to 7.5% in 2000. For certain contracts, these crediting rates extend for periods in excess of one year.

        Accounting for Derivatives Instruments

        Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS Nos. 137 and 138.

        SFAS No. 133 requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (for those derivatives designated as "hedges") while other changes in derivative fair value are reflected in the statement of income. The Company uses derivatives to manage its policy obligation and investment risks.

        The Company has sold approximately $1,313,519 of annuity policies (net of $322,000 ceded to an outside reinsurer during 2002) that have a guaranteed base return and a higher potential return tied to a major equity market index. In order to fund these benefits the Company has invested in over-the-counter index (call) options which compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option. In accordance with SFAS No. 133, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($ 4,385 in 2002 and $1,169 in 2001) offset by the amount credited to the policyholder ($ 3,915 in 2002 and $1,085 in 2001). The following relates to the options owned as of December 31, 2002 and 2001:

                                                  2002               2001

        Notional amount                        $1,330,770          $ 959,000
        Amortized cost                          $  42,664          $  25,758
        Estimated fair value                    $  34,395          $  27,445


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in "Equity Indexed Products" be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:

                                                 Change           December 31,      December 31,     January 1,
Gain (Loss) in Fair Value                      During 2002           2002               2001              2001

Change in investment values                      $ (9,956)          $ (8,269)           $ 1,687         $ (4,805)
Change in liability values                        (12,159)           (16,282)            (4,123)            (384)
                                            --------------     --------------     --------------    -------------

Change in derivative/option values                (22,115)           (24,551)            (2,436)          (5,189)

Offset to deferred acquisition costs               15,481             17,186              1,705            3,632
Offset to federal income taxes                      2,322              2,578                256              545
                                            --------------     --------------     --------------    -------------

Net impact                                       $ (4,312)          $ (4,787)           $  (475)        $ (1,012)
                                            --------------     --------------     --------------    -------------


        The impact as of January 1, 2001 is reflected as a change in accounting. The changes during 2002 and 2001 are reflected in the statement of income in the respective components of income.

        The fair value of the investment in call options is based upon quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss which is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs, an adjustment to the amortization of deferred acquisition costs is made.

        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps which effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy by reducing the volatility of cash flows and providing a better match to the characteristics of the Company's liabilities.

                                                      2002            2001

        Notional amounts                             $  728,500      $  250,000
        Fixed rates to receive (range)             4.73% to 6.04%         5.91%
        Current variable rates to pay (range)      1.40% to 1.96%         1.98%


        These swaps are accounted for as cash-flow hedges with the change in fair value reflected in other comprehensive income. The 2001 swap was entered into during 2001 so there was no change in accounting as of the beginning of year related to this investment.

                                                             Change
                                                             During         December 31,     December 31,
Gain in Fair Value                                             2002           2002               2001

Change in swaps values                                       $ 77,004          $ 77,493             $  489
Offset to deferred acquisition costs                          (54,245)          (54,245)                 -
Offset to federal income taxes                                 (7,966)           (8,137)              (171)
                                                         -------------    --------------     --------------

       Net impact to other comprehensive income              $ 14,793          $ 15,111             $  318
                                                         -------------    --------------     --------------

       The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counter party, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2002, was $65,660 and is reflected in the balance sheet in short term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on swap agreements.

        Deferred Policy Acquisition Costs

        Deferred policy acquisition costs ("DPAC") that vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

        Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience. Policy acquisition costs deferred and amortized for years ended December 31 are as follows:

                                                                      2002              2001             2000

Deferred policy acquisition costs, beginning
      of year                                                       $ 805,576         $ 554,426        $ 493,914

Offset to losses on derivative instruments -
      January 1, 2001                                                       -             3,632                -
Commissions deferred                                                  336,072           256,334          133,330
Underwriting and acquisition expenses deferred                         33,150            26,948           18,600
Change in offset to unrealized (gains) losses                        (161,493)           20,015          (35,950)
Amortization - related to operations                                  (61,259)          (53,852)         (55,468)
Amortization - related to SFAS No. 133                                 14,265            (1,927)               -
                                                               ---------------   ---------------  ---------------

Deferred policy acquisition costs, end of year                      $ 966,311         $ 805,576        $ 554,426
                                                               ---------------   ---------------  ---------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses. Recoverability of deferred policy acquisition costs is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Present Value of Future Profits of Acquired Businesses

        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:

                                                   2002              2001             2000

Balance at beginning of year                        $ 15,221          $ 18,573         $ 23,473

Amortization                                          (3,007)           (3,352)          (4,900)
                                               --------------   ---------------  ---------------

Balance at end of year                              $ 12,214          $ 15,221         $ 18,573
                                               --------------   ---------------  ---------------


        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 25% of the December 31, 2002 balance of PVFP in 2003, 22% in 2004, 8% in 2005, 8% in 2006, and 8% in
        2007. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5% to 6.5%.

        Policy Claims and Benefits Payable

        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

        Federal Income Taxes

        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.

        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Assets Held in Separate Accounts

        Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.

        Comprehensive Income

        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities. In addition, certain interest rate swaps are accounted for as cash-flow hedges with the change in the fair value of the swap reflected in other comprehensive income.

        Repurchase Agreements and Collateral on Swap Agreements

        Repurchase Agreements

        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2002 and 2001, there were $ 1,007,654 and $415,000, respectively, of such agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.

        Collateral on Swap Agreements

        As a result of market value changes, certain financial institutions involved in the interest rate swap agreements deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge was $65,368 and is reflected in the Company's balance sheet in short term investments at December 31, 2002. None of the collateral has been repledged as of December 31, 2002. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on swap agreements.

2.      Fair Value of Financial Instruments

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Cash, Short-Term Investments and Policy Loans

        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

        Other Invested Assets and Derivatives

        For joint ventures and limited partnerships, the carrying amounts reported in the balance sheets approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to the quoted market prices or fair value.

        Investment Securities

        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

        Investment-Type Insurance Contracts

        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all non-financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                December 31, 2002                     December 31, 2001
                                        -----------------------------------   -----------------------------------
                                           Carrying           Estimated          Carrying           Estimated
                                             Value           Fair Value            Value           Fair Value

Financial assets:
    Fixed maturities, available-
         for-sale                            $7,121,761         $7,121,761         $4,391,779         $4,391,779
    Equity securities, available-
         for-sale                               233,943            233,943            223,868            223,868
    Policy loans                                226,451            226,451            226,623            226,623
    Short-term investments                      377,913            377,913            289,281            289,281
    Other invested assets and
      derivatives                               257,318            257,318            156,871            156,871

Financial liabilities:
    Investment-type insurance
         contracts                            5,201,399          4,363,514          2,788,781          2,402,067


3.      Investments and Investment Income

        Fixed Maturities and Equity Security Investments

        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                                      December 31, 2002

                                            ---------------------------------------------------------------------
                                                                   Gross           Gross
                                                                 Unrealized      Unrealized         Estimated
                                               Amortized          Holding         Holding             Fair
                                                  Cost             Gains           Losses             Value

Fixed maturities:
    U.S. Treasury and other U.S.
         Government corporations
         and agencies                             $1,583,313        $ 42,607         $  3,369         $1,622,551
    Corporate securities                           3,193,236          87,196          110,080          3,170,352
    Mortgage-backed securities                     2,231,273          91,089            4,233          2,318,129
    Other debt securities                             10,067             671                9             10,729
                                            -----------------  --------------  ---------------   ----------------

      Total fixed maturities                       7,017,889         221,563          117,691          7,121,761

Equity securities                                    225,358          10,717            2,132            233,943
                                            -----------------  --------------  ---------------   ----------------

      Total available-for-sale                    $7,243,247       $ 232,280        $ 119,823         $7,355,704
                                            -----------------  --------------  ---------------   ----------------


                                                                      December 31, 2001

                                            ---------------------------------------------------------------------
                                                                   Gross           Gross
                                                                 Unrealized      Unrealized         Estimated
                                               Amortized          Holding         Holding             Fair
                                                  Cost             Gains           Losses             Value

Fixed maturities:
    U.S. Treasury and other U.S.
         Government corporations

         and agencies                              $ 822,973         $ 4,107         $ 33,283          $ 793,797
    Corporate securities                           2,377,107          35,052           87,147          2,325,012
    Mortgage-backed securities                     1,252,541          10,927            9,431          1,254,037
    Other debt securities                             18,477             472               16             18,933
                                            -----------------  --------------  ---------------   ----------------

      Total fixed maturities                       4,471,098          50,558          129,877          4,391,779

Equity securities                                    226,063           8,826           11,021            223,868
                                            -----------------  --------------  ---------------   ----------------

      Total available-for-sale                    $4,697,161        $ 59,384        $ 140,898         $4,615,647
                                            -----------------  --------------  ---------------   ----------------

        The corporate securities category in the table above includes a group of foreign securities with a total amortized cost of $19,429 and a fair value of $18,475 at December 31, 2002. These securities have variable interest rates that currently average 1.99% and maturity dates in 2049.

        The unrealized appreciation (depreciation) on the available-for-sale securities and interest rate swaps in 2002 and 2001 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:

                                                                                        2002             2001

Net unrealized appreciation (depreciation) - AFS securities                           $ 112,457        $ (81,513)
Net unrealized appreciation - interest rate swaps                                        77,493              489
Deferred policy acquisition costs                                                      (129,034)          32,458
Deferred income taxes                                                                   (21,320)          16,998
                                                                                 ---------------  ---------------

    Accumulated other comprehensive gain (loss)                                        $ 39,596        $ (31,568)
                                                                                 ---------------  ---------------

        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs and deferred income taxes as follows:

                                                                         2002            2001             2000

Unrealized holding gains (losses) arising in the current period:

    Fixed maturities                                                   $ 209,522        $(59,692)       $ 60,815
    Equity securities                                                     (1,039)         12,680          21,644
    Other invested assets - interest rate swaps                           77,004             489               -
    Less reclassification adjustment for (gains) losses
         released into income                                            (14,512)          2,721           7,374
    Less DPAC impact                                                    (161,493)         20,015         (35,950)
    Less deferred income tax effect                                      (38,318)          8,325         (18,859)
                                                                  ---------------  --------------   -------------

      Net other comprehensive income (loss)                             $ 71,164        $(15,462)       $ 35,024
                                                                  ---------------  --------------   -------------


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2002, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                 Amortized          Estimated
                                                                                   Cost            Fair Value

Due in one year or less                                                             $  18,457          $  17,295
Due after one year through five years                                                 647,806            640,894
Due after five years through ten years                                                990,743            997,856
Due after ten years                                                                 3,129,609          3,147,587
Securities not due at a single maturity date (primarily
      mortgage-backed securities)                                                   2,231,274          2,318,129
                                                                              ----------------   ----------------

      Total fixed maturities                                                       $7,017,889         $7,121,761
                                                                              ----------------   ----------------


        During 2002, the Company became a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to become a member the Company was required to purchase FHLB equity securities totaling $6,104. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.

        Investment Income and Investment (Losses) Gains Major categories of investment income are summarized as follows:

                                                                      2002              2001             2000

Gross investment income:

    Fixed maturities                                                $ 323,558         $ 239,652        $ 185,212
    Equity securities                                                  19,387            30,620           36,727
    Policy loans                                                       16,781            16,734           16,237
    Short-term investments                                              8,305            12,238           11,241
    Other invested assets                                              28,835            10,946            1,989
                                                               ---------------   ---------------  ---------------

      Total gross investment income                                   396,866           310,190          251,406

Amortization of investment options                                     52,106            34,216           10,200
Investment expenses                                                    20,386             8,014            5,467
                                                               ---------------   ---------------  ---------------

      Net investment income                                         $ 324,374         $ 267,960        $ 235,739
                                                               ---------------   ---------------  ---------------


        The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                                      2002            2001                   2000
                                                  --------------  --------------  -------------------------------
                                                                                                   Unrealized -
                                                                                                     Trading
                                                    Realized        Realized        Realized       Securities

Fixed maturities                                       $ 26,331        $(16,158)       $ (5,404)          $   -
Equity securities                                       (11,819)         13,437          (1,970)           (275)
Other                                                         2              (4)              2               -
                                                  --------------  --------------  --------------  --------------

      Net investment gains (losses)                    $ 14,514        $ (2,725)       $ (7,372)        $  (275)
                                                  --------------  --------------  --------------  --------------


        In 2002, the Company sold most of its investments in Worldcom Inc. bonds and recorded a pre-tax realized loss of approximately $18,000. Offsetting gains were taken on other securities during 2002 which were recorded in net realized investment gains.

        In 2001, the Company sold most of its investments in Enron bonds and recorded a pre-tax realized loss of approximately $28,000. Offsetting gains were taken on other securities during 2001 which were recorded in net realized investment gains.

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2002, 2001, and 2000 were as follows:

                                     2002                           2001                          2000
                        -----------------------------  -----------------------------  ---------------------------
                              Fixed                          Fixed                         Fixed
                           Maturities        Equity       Maturities        Equity      Maturities       Equity

Proceeds from sales        $5,079,475       $ 69,273      $1,338,697      $ 254,900     $ 433,163      $ 267,944
Gross realized gains           88,727          2,892          39,384         18,314         7,356          8,926
Gross realized losses         (51,632)       (17,565)        (58,371)        (9,287)       (1,140)        (7,035)


        Credit Risk Concentration

        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 2002, except for the following investments with the following carrying values:

        BWC Corp                                            $ 110,000
        Ptolemy Limited                                       110,000
        Pimlico Road Corporation                              100,000
        Alvanley Corporation                                   95,000
        Core Funding LLC                                       88,228


        Other

        At December 31, 2002 and 2001, securities amounting to $2,183 and $3,805, respectively, were on deposit with regulatory authorities as required by law.

4.      Income Taxes

        The significant components of the provision for federal income taxes are as follows:

                                                                2002            2001             2000

Current                                                        $ 61,187        $ 37,536        $ 41,116
Deferred                                                        (18,166)           (151)         (4,577)
                                                          --------------  --------------   -------------

      Total federal income tax expense                         $ 43,021        $ 37,385        $ 36,539
                                                          --------------  --------------   -------------




        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

                                                                 2002            2001             2000

At statutory federal income tax rate                            $ 43,660        $ 37,567        $ 35,515
Dividends received deductions                                       (405)           (701)         (1,207)
Other, net                                                          (234)            519           2,231
                                                           --------------  --------------   -------------

      Total federal income tax expense                          $ 43,021        $ 37,385        $ 36,539
                                                           --------------  --------------   -------------


        The federal income tax asset as of December 31 is comprised of the following:

                                                                   2002             2001

Net deferred income tax (liability) asset                         $ (2,098)        $ 18,055
Income taxes currently (payable) receivable                        (15,598)           2,681
                                                            ---------------  ---------------

      Federal income tax (liability) asset                       $ (17,696)        $ 20,736
                                                            ---------------  ---------------


        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                                                       2002             2001

Deferred income tax assets:
    Policy liabilities and reserves                                    $ 320,041        $ 200,542
    Investments                                                                -           40,913
    Other, net                                                             5,333            6,459
                                                                  ---------------  ---------------

      Total gross deferred income tax assets                             325,374          247,914
                                                                  ---------------  ---------------

Deferred income tax liabilities:
    Investments                                                          (49,592)               -
    Present value of future profits of acquired business                  (4,275)          (5,327)
    Deferred policy acquisition costs                                   (273,605)        (224,532)
                                                                  ---------------  ---------------

      Total deferred income tax liabilities                             (327,472)        (229,859)
                                                                  ---------------  ---------------

      Net deferred income tax (liability) asset                         $ (2,098)        $ 18,055
                                                                  ---------------  ---------------


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that further deemed payments from this account are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 2002.

5.      Reinsurance

        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

                                   2002                           2001                           2000
                      -----------------------------   ----------------------------   ----------------------------
                          Ceded          Assumed          Ceded         Assumed          Ceded         Assumed

Premiums                $ 623,532       $ 7,519         $ 42,760       $ 6,026         $ 33,355       $ 5,246

Claims                     27,927         7,282           19,225         5,946           17,607         4,987


        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

        The Company entered into a funds withheld coinsurance agreement with an outside reinsurer effective January 1, 2002. This is an indemnity agreement that covers 50% of all policies issued during 2002 of particular annuity plans. In this agreement the Company agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $491,472 against the reserve credits of $601,019 in the reinsurance receivable line in the December 31, 2002, balance sheet. This agreement increased (decreased) the following financial statement lines as follows:

Assets:                                                      Revenues:
    Other invested assets                     $  3,425         Net investment income                    $(11,406)
    Deferred policy acquisition

         costs                                (109,793)      Benefits and expenses:
    Reinsurance receivables                    109,547         Interest credited to policy-
                                                                    holder account balances               (8,861)
Liabilities:                                                   Operating expenses                           (353)
    Other liabilities                            2,316         Amortization of deferred
                                                                    policy acquisition costs              (3,164)


        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

6.      Statutory Financial Data and Dividend Restrictions

        The Company is domesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        Generally, the net assets of the Company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $ 27,000, $22,000 and $60,000 in 2002, 2001, and 2000 respectively. Dividends payable in 2003 up to $68,000 will not require prior approval of regulatory authorities.

        The statutory net income of the Company for the years ended December 31, 2002, 2001 and 2000 is approximately $61,000, $52,000 and $64,000, respectively, and capital and surplus at December 31, 2002, 2001 and 2000 is approximately $509,000, $457,000 and $365,000, respectively, in accordance with statutory accounting principles.

        The Iowa Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, which is effective January 1, 2001. The Company reported the effect of the adoption in 2001 as a net increase in surplus of $24,594, primarily as a result of the recording of deferred income taxes and eliminating the cost of collections liability.

7.      Employee Benefits

        The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2002 and 2001. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                                      Pension Benefits                 Other Benefits

                                                 -----------------------------  ------------------------------
                                                    2002            2001            2002             2001

Benefit obligation at December 31                    $ 14,556        $ 11,016         $ 1,995          $  878
Fair value of plan assets at December 31                7,892           3,563               -               -
                                                 -------------  --------------  --------------   -------------

Funded status at December 31                         $ (6,664)       $ (7,453)       $ (1,995)        $  (878)
                                                 -------------  --------------  --------------   -------------

Accrued benefit liability recognized in
      financial statements                            $ 2,639         $ 2,734         $ 1,636         $ 1,576
                                                 -------------  --------------  --------------   -------------


        The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:


                                           Pension Benefits                 Other Benefits
                                     ------------------------------  ------------------------------
                                         2002            2001            2002             2001

Employer contributions                  $ 1,490          $  360          $    -          $  105
Employee contributions                  $     -          $    -          $   57          $   50
Benefit payments                        $    57          $  201          $  193          $  156


        The following table provides the net periodic benefit cost for the years ended 2002, 2001, and 2000:

                                                  Pension Benefits                      Other Benefits
                                         -------------------------------------  ---------------------------------
                                            2002          2001        2000        2002        2001        2000

Net periodic benefit costs                  $ 1,394       $ 1,052        $742       $197        $ 34        $110
                                         -----------   -----------  ----------  ---------   ---------   ---------


        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                                                 Pension Benefits           Other Benefits
                                                             -------------------------  ------------------------
                                                                2002          2001         2002         2001

Weighted-average assumptions as of
      December 31:

    Discount rate                                               6.75%         7.25%        6.75%        7.25%
    Expected return on plan assets                              8.75%         8.75%         N/A          N/A
    Rate of compensation increase                               4.25%         4.25%         N/A          N/A


        For measurement purposes, a 10.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2010 and remain at that level thereafter.

        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2002, 2001, and 2000 were $5,388, $1,392, and $1,191, respectively. The expense for 2002, 2001, and 2000 was $3,660, $3,170, and $2,917, respectively. All contributions to the ESOP are held in trust.

8.      Commitments and Contingencies

        Lease Commitments

        Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds were fully repaid by the City of Sioux Falls during 2002, concurrently the lease term also expired. The lease includes a purchase option under which the Company may repurchase the building upon repayment of all bonds issued. The lease terms provided for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The ownership of the building will pass to the Company pending completion of title documents. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

        The Company also leases certain equipment and office space. Rental expense on operating leases amounted to $ 2,005, $1,795, and $2,365 for the years ended December 31, 2002, 2001, and 2000, respectively. The minimum future rentals on operating leases at December 31, 2002, are $1,284 in 2003; $1,113 in 2004; $1,113 in 2005; $1,021 in 2006; $951 in
        2007 and $2,490 thereafter.

        Other Contingencies

        The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. In the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.

9.      Other Related Party Transactions

        The Company pays fees to SEI under management contracts. The Company was charged $ 4,725, $4,029, and $3,880 in 2002, 2001, and 2000, respectively, related to these contracts.

        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $7,147 and $2,751 in 2002 and 2001, respectively. Prior to April 2001 the Company paid investment management fees to an affiliate, Midland Advisors Company ("MAC"). MAC was a wholly owned subsidiary of SEI. Fees related to MAC's services were $2,138 and $1,781 in 2001 and 2000, respectively. On May 1, 2001, MAC was sold to Guggenheim with SEI receiving stock in Guggenheim.

        The Company provides certain insurance and non-insurance services to North American and NANY. The Company was reimbursed $ 13,233, $8,756, and $6,076 in 2002, 2001, and 2000, respectively, for the costs incurred to render such services.

        The Company received a $10,000 capital contribution from SEI in 2002. These funds, along with another capital contribution received in 2003, are to be applied as part of the funds to purchase Clarica US, Inc. in 2003 as shown below.

10.     Subsequent Event

        Subsequent to December 31, 2002, the Company acquired 100% of the shares of Clarica US, Inc., which is the holding corporation for Clarica Life Insurance Company. The primary source of funds used to acquire the Clarica US, Inc. shares was a capital contribution from SEI of $225 million received in January, 2003. The purchase price for these shares was approximately $287 million. The preliminary allocation of the purchase price to the assets and liabilities of this company is as follows:

        Assets:
            Investment securities                                    $2,647,000
            Mortgage loans                                              670,000
            Policy loans                                                 58,000
            Other invested assets                                        12,000
            Federal income tax, current and deferred                     60,000
            Other assets                                                 47,000
                                                                    ------------

              Total assets                                            3,494,000
                                                                    ------------

        Liabilities:
            Life and annuity reserves and account values              2,951,000
            Other liabilities                                           256,000
                                                                    ------------

              Total liabilities                                      $3,207,000
                                                                    ------------

        The final purchase price and price allocation is subject to future adjustments pending the resolution of certain post-closing matters.

                                     PART C

                                OTHER INFORMATION

Item 27.    Exhibits

(a)  Board of Directors Resolutions.


          Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (3)



(b)  Custodian Agreements.  Not Applicable



(c)  Underwriting Contracts.


     (1)  Form of Principal Underwriting Agreement (10)

     (2)  Form of Selling Agreement (10)

     (3)  Form of Commission schedule (10)



(d)  Contracts.


          Form of Contract (7)



(e)  Applications.


               Application Form. (6)


(f)  Depositor's Certificate of Incorporation and By-Laws.


     (1)  Articles of Incorporation of Midland National Life. (3)

     (2)  By-Laws of Midland National Life. (3)


(g)  Reinsurance Contracts.

     Form of Reinsurance Contracts (10)


(h)  Participation Agreements.


     1.  (a)  Form of Participation Agreements between Midland National Life Insurance Company and  Fidelity Distributors
              Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (2)

         (b)  Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance Products Fund,
              and Variable Products Fund II. (2)

         (c)  Form of Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors
              Corporation/Variable Insurance Products Fund III. (3)

         (d)  Form of Participation Agreement between Midland National Life Insurance Company and American Century
              Investment Services, Inc. (2)

         (e)  Form of Participation Agreement between Midland National Life Insurance Company and  Lord Abbett Series
              Funds, Inc. (4)

         (f)  Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (5)

         (g)  Form of Participation Agreement between Midland National Life Insurance Company and  Massachusetts
              Financial Variable Insurance Trusts. (4)

         (h)  Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger Management,
              Inc. (8)

         (i)  Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III.
              (8)

         (j)  Form of Participation Agreement between Midland National Life Insurance Company and  INVESCO Variable
              Investment Funds, Inc. (9)

         (k)  Form of Participation Agreement between Midland National Life Insurance Company and Van Eck Global
              Worldwide Insurance Trust (9)

         (l)  Form of Participation Agreement between Midland National Life Insurance Company and Pacific Investment
              Management Company LLC (10)



(i)  Administrative Contracts. Not Applicable.

(j)  Other Material Contracts. Not Applicable.


(k)  Legal Opinion.


            Opinion and Consent of Stephen P. Horvat, Jr. (10)


(l)  Actuarial Opinion. Not Applicable.

(m)  Calculations. (10)

(n)  Other Opinions.


     (1)  Consent of Sutherland Asbill & Brennan LLP (10)

     (2)  Consent of PricewaterhouseCoopers  LLP (10)


(o)  Omitted Financial Statements.  Not Applicable.

(p)  Initial Capital Agreements.  Not Applicable.

(q)  Redeemability Exemption.  Memorandum describing Midland National Life's issuance, transfer and redemption procedures for the Contract. (1)

(1) Incorporated herein by reference to Post-Effective Amendment No. 4 on April 30, 1990 for Form S-6 (File No. 33-16354).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-14061).

(3) Incorporated herein by reference to Post Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061).

(4) Incorporated herein by reference to Post Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061).

(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975).

(6) Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No. 333-14061).

(7) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form S-6 on April 28, 2000 (File No. 333-14061).

(8) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on

        February 15, 2001 (File No. 333-14061).

(9) Incorporated herein by reference to Post-Effective Amendment No. 1 on April 22, 2002 for Form N-4 (File 333-71800).

(10) Filed herewith.



Item 28.  Directors and Officers of the Depositor

                Name and Principal Business Address*                        Position and Offices with Depositor

John J. Craig, II.............................................      President and Chief Operating Officer
Steven C. Palmitier...........................................      Senior Vice President and Chief Marketing Officer
Stephen P. Horvat, Jr***......................................      Senior Vice President, Secretary and General
                                                                    Counsel

Donald J. Iverson.............................................      Senior Vice President and Corporate Actuary
Robert W. Korba...............................................      Member of the Board of Directors
Jon P. Newsome**..............................................      Executive Vice President, Annuity Division
Thomas M. Meyer...............................................      Senior Vice President and Chief Financial Officer
Gary J. Gaspar***.............................................      Senior Vice President and Chief Information Officer
Gary W. Helder................................................      Executive Vice President, Policy Administration
Robert W. Buchanan............................................      Vice President, Underwriting and New Business
Timothy A. Reuer..............................................      Vice President, Product Development
Esfandyar Dinshaw**...........................................      Sr. Vice President, Annuity Division
Robert Tekolste**.............................................      Vice President, Annuity Division
Meg J. Taylor***..............................................      Vice President and Chief Compliance Officer

----------------------------------------------------------------------------------------------------------------------------------

 * Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991

**   Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266

*** 525 W. Van Buren, Chicago, IL 60607


Item 29.  Persons Controlled by or Under Common Control With the Depositor or Registrant



            The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Incorporated is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Incorporated are:


  ----------------------------------------------------------- --------------------------- --------------------------
                                                                                             Percent Of Voting
  Name                                                               Jurisdiction             Securities Owned


  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Communications, Inc.
      Sammons Communications of New Jersey, Inc.
      merged into Sammons Communications, Inc. as of                   Delaware                     100%
      12/31/2002.



  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Communication of Pennsylvania, Inc.                          Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Consolidated Investment Services, Inc.                                Nevada                      100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Richmond Holding Company, LLC                                        Delaware                      5%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Financial Holdings, Inc.  - changed name to
  Sammons Financial Group, Inc. as of 1/11/2002.
      NACOLAH Holding Corporation merged into                         Delaware                      100%
      Sammons Financial Group as of 1/1/2002.


  ----------------------------------------------------------- --------------------------- --------------------------
  Midland National Life Insurance Company                                Iowa                       100%
  ----------------------------------------------------------- --------------------------- --------------------------


  Institutional Founders Life Insurance Company -                      Illinois                     100%
  voluntary dissolution pending 4/2003

  ----------------------------------------------------------- --------------------------- --------------------------

  North American Company for Life & Health Insurance
      NACOLAH Life Insurance Company merged into
      North American Company for Life & Health Insurance               Illinois                     100%
      as of 1/1/2002.

  ----------------------------------------------------------- --------------------------- --------------------------
  North American Company for Life & Health Insurance of                                             100%
        New York                                                       New York
  ----------------------------------------------------------- --------------------------- --------------------------

  ----------------------------------------------------------- --------------------------- --------------------------

  CHC Holding, Inc.                                                   Wisconsin                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Clarica Life Insurance Company - U.S.                              North Dakota                   100%

  ----------------------------------------------------------- --------------------------- --------------------------

  WSLIC Marketing Corp.                                              North Dakota                   100%

  ----------------------------------------------------------- --------------------------- --------------------------

  CHC Services, Inc.                                                  Wisconsin                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Western States Development Corp.                                   North Dakota                   100%

  ----------------------------------------------------------- --------------------------- --------------------------

  NACOLAH Ventures, L.L.C.                                             Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Midland Advisors Company - stock sale 5/2001                       South Dakota                    0%

  ----------------------------------------------------------- --------------------------- --------------------------
  Parkway Holdings, Inc.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Parkway Mortgage, Inc.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  CH Holdings, Inc.                                                    Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Corporation                                                   Texas                       100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Otter, Inc.                                                          Oklahoma                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Cathedral Hill Hotel, Inc.                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Power Development, Inc.                                      Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Gila Bend Power Partners,  L.L.C.                                    Delaware                      50%

  ----------------------------------------------------------- --------------------------- --------------------------
  Mountain Valley Spring Company                                       Arkansas                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Water Lines, Inc.                                                    Arkansas                     100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Distribution Holdings, Inc.                                  Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Vinson Supply Company - changed name to Sammons                      Delaware                     100%
  VSC, Inc. 3/19/2001.

  ----------------------------------------------------------- --------------------------- --------------------------
  Vinson Supply (UK) LTD.                                           United Kingdom                   50%
  ----------------------------------------------------------- --------------------------- --------------------------
  Myron C. Jacobs Supply                                               Oklahoma                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Composite Thread Protectors, Inc. - changed name to                Pennsylvania                   100%
  Sammons CTP, Inc. 3/23/2001.

  ----------------------------------------------------------- --------------------------- --------------------------

  Vinson Process Controls Company- changed name to                     Delaware                     100%
  Sammons VPC, Inc. 3/20/2001.

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Distribution, Inc.                                           Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Briggs-Weaver, Inc. - changed name to Sammons BW,
  Inc. 3/15/2001.
      B-W Mex Services, Inc. merged into Sammons BW,                   Delaware                     100%
      Inc. 12/31/02.

  ----------------------------------------------------------- --------------------------- --------------------------

  TMIS, Inc.                                                            Texas                       100%

  ----------------------------------------------------------- --------------------------- --------------------------

  B-W Mex, Inc.                                                        Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Abastecedora de Services Industriales y Productos S.A.
  de C.V.  (ASPI)

      Personal Para Services Integrados de Mexico S.A.
      (Personal)  and
      Especialistas en Systems de Distribucion
      Industrial   S.A. de C.V. (ESDI) and                              Mexico                      100%
      Especialistas en Procuramiento
      Industrial S.A. de C.V. (EPI) all merged into
      Abastecoedora de Services Industrials Productos
      S.A. de C.V. (ASPI) as of 12/31/02.


  ----------------------------------------------------------- --------------------------- --------------------------
  Sealing Specialists of Texas, Inc.                                    Texas                       100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs ITD Corp.                                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Briggs Equipment Trust                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Briggs Equipment Mexico, Inc.                                        Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                     Mexico                      100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Briggs Equipment S.A. de C.V. (BESA)                                  Mexico                      100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Briggs Construction Equipment, Inc.                                  Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Crestpark LP, Inc.                                                   Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Crestpark Holding, Inc.                                              Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Venture Properties, Inc.                                     Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Realty Corporation                                           Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Legacy Venture GP, Inc.                                      Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Legacy Venture LP, Inc.                                      Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Income Properties, Inc.                                      Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Sammons Eiger Venture, Inc.                                          Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------

  GBH Venture Co. , Inc.                                               Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------
  Grand Bahama Hotel Co.                                               Delaware                     100%
  ----------------------------------------------------------- --------------------------- --------------------------
  Jack Tar Grand Bahama Limited                                        Bahamas                      100%
  ----------------------------------------------------------- --------------------------- --------------------------

  The Grove Park Inn Resort, Inc.                                      Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Adventure Tours USA, Inc.  - changed name to
  Sammons Tours, Inc. 6-18-01.
      Santo Tours and Travel, Inc. - change their name to              Delaware                     100%
      Sammons Tours of New York 2002.  Merged with
      Sammons Tours, Inc. 12/31/2002.

  ----------------------------------------------------------- --------------------------- --------------------------

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Securities, Inc.                                             Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Sammons Securities Company, LLC.                                     Delaware                      50%

  ----------------------------------------------------------- --------------------------- --------------------------

  Herakles Investments, Inc.                                           Delaware                     100%

  ----------------------------------------------------------- --------------------------- --------------------------

  Sponsor Investments, LLC.                                             Texas                        75%


Item 30.    Indemnification

          Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 31.    Principal Underwriter


     (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.


     (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

              Name and Principal                 Positions and Offices
                                                          with
              Business Address*                  Sammons Securities Corporation


              Steve Palmitier                    President
              One Midland Plaza,
              Sioux Falls, SD 57193-9991
              Jerome S. Rydell                   Chairman
              Michael Masterson                  Vice-Chairman
              525 West Van Buren

              Chicago, IL  60607

              Michael J. Brooks                  Vice-President


     * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103


(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

          (1)                       (2)                      (3)                      (4)                     (5)
   Name of Principal         Net Underwriting
      Underwriter              Discounts and           Compensation on             Brokerage                 Other
                                Commissions               Redemption              Commissions             Compensation


  Sammons Securities            $38,957.70                   None                     N/A                     N/A
     Company, LLC




Item 32.    Location of Accounts and Records


            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.


Item 33.    Management Services

            All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation

          Midland National Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 28th day of April, 2003.


                                                                MIDLAND NATIONAL LIFE
                                                                SEPARATE ACCOUNT A (REGISTRANT)


Attest:  /s/                                                 By:   /s/*
        ----------------------------------------------------      --------------------

                                                                  MICHAEL M. MASTERSON
                                                                  Chairman of the Board

                                                            By:  MIDLAND NATIONAL LIFE
                                                                 INSURANCE COMPANY (DEPOSITOR)


Attest:  /s/                                                By:   /s/   *
        ----------------------------------------------------     -------------------------------------------
                                                                   MICHAEL M. MASTERSON
                                                                   Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 28, 2003.

                               Signatures                                                  Title                             Date

/s/  *                                                      Chairman of the Board of Directors,                         ____________
---------------------------------------------               Director, Chief Executive Officer
      MICHAEL M. MASTERSON                                  (Principal Executive Officer)



/s/  *                                                      Senior Vice President, Chief Financial Officer              ____________
----------------------------------------                         (Principal Financial Officer)
      THOMAS M. MEYER


/s/  *                                                      President, Chief Operating Officer, Director                ____________
---------------------------------------------------
      JOHN J. CRAIG, II

/s/  *                                                      Director, Senior Vice President,                            ____________
---------------------------------------------------             Chief Marketing Officer
      STEVEN C. PALMITIER

/s/  *                                                      Director, Senior Vice President,                            ____________
---------------------------------------------------            Corporate Actuary
      DONALD J. IVERSON

/s/  *                                                      Director, Senior Vice President-Legal                       ____________
---------------------------------------------------
      STEPHEN P. HORVAT, JR.

/s/  *                                                      Director, Chief Executive Officer, President                ____________
---------------------------------------------------            of Sammons
      ROBERT W. KORBA


*By:  /s/_______________________________________                                                                      April 28, 2003
                                                                                                                        ------------
             Therese M. Michels
              Attorney-in-Fact
          Pursuant to Power of Attorney


                           Registration No. 333-14061

                         POST EFFECTIVE AMENDMENT NO. 11




--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



--------------------------------------------------------------------------------




                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------

                                  Exhibit Index

---------------------------- -----------------------------------------------------------------------------------------
Item                         Exhibit

---------------------------- -----------------------------------------------------------------------------------------

27(c)(1) & 27(c)(2)          Form of Principal Underwriter Agreement  and Selling Agreement

---------------------------- -----------------------------------------------------------------------------------------

27(c)(3)                     Form of Commission Schedule


---------------------------- -----------------------------------------------------------------------------------------

27(g)                        Form of Reinsurance Contract


---------------------------- -----------------------------------------------------------------------------------------

27(h)(1)                     Form of Participation Agreement between Midland National Life Insurance Company and
                             Pacific Investment Management Company LLC

---------------------------- -----------------------------------------------------------------------------------------

27(k)                        Opinion and Consent of Stephen P. Horvat, Jr.

---------------------------- -----------------------------------------------------------------------------------------

27(m)                        Example of Performance Calculation

---------------------------- -----------------------------------------------------------------------------------------

27 (n)(1)                    Consent of Sutherland Asbill & Brennan LLP

---------------------------- -----------------------------------------------------------------------------------------

27 (n)(2)                    Consent of PricewaterhouseCoopers LLP

---------------------------- -----------------------------------------------------------------------------------------
                             Power of Attorney

----------------------------------------------------------------------------------------------------------------------


                             DISTRIBUTION AGREEMENT

       AGREEMENT made the 14th day of January, 2002, between Midland National Life Insurance Company, an Iowa corporation ("Midland"), on its own behalf and on behalf of the separate accounts of Midland as set forth in Exhibit A (Variable Account) and Sammons Securities Company, LLC, ("SSC") which is a member of the National Association of Securities Dealers, Inc. ("NASD") and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, (the "1934 Act").

       WHEREAS, Midland issues variable life insurance and variable annuity contracts (Contracts), assets for which are allocated to a Variable Account. Midland proposes to accept premium payments on existing Contracts and to sell additional Contracts pursuant to the effectiveness of Registration Statements relating to the Contracts and Variable Account filed with the SEC pursuant to the Securities Act of 1933 as amended (the "1933 Act");

       WHEREAS, each Variable Account is registered as a unit investment trust under the Investment Company act of 1940 (the "1940 Act"); and

       WHEREAS, SSC is an affiliate of Midland, and Midland desires to retain SSC as the General Distributor and Principal Underwriter to distribute and sell to the public the Contracts issued by Midland and SSC is willing to render such services.

       NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

1.     PRINCIPAL UNDERWRITER.

Midland hereby appoints SSC, during the term of this Agreement, subject to the registration requirements of the 1933 Act and the 1940 Act, the provisions of the 1934 Act and the NASD's Rules, and the conditions herein, to be the General Distributor and Principal Underwriter for the sale of Contracts to the public in each state and other jurisdictions in which the Contracts may be lawfully sold. SSC shall offer the Contracts for sale and distribution at prices set by Midland, through its own representatives who are registered with the NASD and through other broker-dealers contracted under a Selling Agreement as described in Paragraph 2 of this Agreement.

SSC Shall act as an independent contractor relative to Midland and nothing herein contained shall constitute SSC or its agents, officers or employees as agents, officers or employees of Midland solely by virtue of their activities in connection with the distribution of the Contracts hereunder. SSC agrees and acknowledges that its agents, officers, employees, and registered representatives shall not be eligible for any employee pension, welfare, or other benefits provided by Midland or its affiliates. SSC and its registered representatives shall not have authority to make, alter or discharge any Contract or other insurance policy or annuity entered into pursuant to a Contract; to waive any Contract provision; to extend the time of paying any premium payment; or to receive any monies or premium payments (except for the sole purpose of forwarding monies or premium payments to Midland). SSC shall not expend, nor contract for the expenditure of, the funds of Midland. In connection with sales of the Contracts, SSC shall not possess or exercise any authority on behalf of Midland other than that expressly conferred on SSC by this Agreement.

2.     SELLING AGREEMENTS.

SSC is hereby authorized to enter into separate written agreements, on such terms and conditions as SSC and Midland determine are not inconsistent with this Agreement, with other broker-dealers (hereinafter "Broker") that agree to participate as a selling broker-dealer in the distribution of the Contracts and to use their best efforts to solicit applications for Contracts. Any such Broker shall be registered as a broker-dealer under the 1934 Act and shall be a member of the NASD, and shall be registered as a broker-dealer under state securities laws in any state requiring such registration. In addition, the representatives of each Broker shall be registered with the NASD. Midland shall undertake to appoint Broker's qualified registered representatives as life insurance agents of Midland, provided that Midland reserves the right to refuse to appoint any proposed representative, or once appointed, to terminate such appointment in its sole discretion.

3.     SUITABILITY.

Midland desires to ensure that Contracts will be sold to purchasers for whom the Contract will be suitable. SSC shall take reasonable steps to ensure that its registered representatives shall not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe the purchase of the contract is suitable for such applicant based on information furnished after a reasonable inquiry of the applicant's insurance and investment objectives, tax status, financial situation and needs, and any other pertinent information. SSC shall require its registered representatives to make a good faith, reasonable inquiry of the facts and circumstances concerning each prospective contract owner's insurance and financial needs. No recommendation shall be made by SSC or its registered representatives that an applicant purchase a Contract when such a purchase is not reasonably consistent with the information that is known or reasonably should be known to SSC or its registered representatives. SSC shall ensure that its registered representative do not encourage any Contract owner or applicant to surrender or exchange an insurance contract in order to purchase a Contract, or encourage a Contract owner to lapse, terminate, surrender, exchange or cancel his Contract or discontinue making premium payments there under, except if such actions are in the customer's best interests. SSC shall review all applications for suitability in accordance with NASD Conduct Rule 2310 and interpretations and guidance relating thereto. SSC shall impose similar obligations upon Brokers contracted under a Selling Agreement as described in Section 2 of this Agreement.

4.     CONFORMITY WITH REGISTRATION STATEMENT AND APPROVED SALES MATERIALS.

In performing its duties as General Distributor, SSC will act in conformity with the Prospectus and with the instructions and directions of Midland, the requirements of the 1933 Act, the 1940 Act, the 1934 Act, and all other applicable federal and state laws and regulations. SSC shall not give any information or make any representations, concerning any aspect of the Contract or of Midland's operations to any persons or entity unless such information or representations are contained in the Registration Statement and the pertinent prospectus filed with the SEC, or are contained in sales or promotional literature approved by Midland. SSC will not use and will take reasonable steps to ensure that its registered representatives will not use any sales promotion material and advertising which has not been previously approved by Midland. SSC shall impose similar obligations upon Brokers contracted under a Selling Agreement as described in Paragraph 2 of this Agreement.

SSC shall be responsible of filing any sales literature or advertisements with the NASD and any state securities regulatory authorities requiring such filings.

5.     APPLICATIONS.

Completed applications for Contracts solicited by SSC through its registered representatives shall be transmitted directly to Midland. All payments under the Contracts shall be made by check payable to Midland or by other method acceptable to Midland, and if received by SSC, shall be held at all times in a fiduciary capacity and remitted promptly to Midland. SSC acknowledges that all such payments shall be the property of Midland. SSC acknowledges that Midland shall have the unconditional right to reject, in whole or in part, any application or premium payment. SSC, if requested by Midland, shall promptly suspend its efforts to effectuate sales of the Contracts.

SSC shall train, supervise and be responsible for the conduct of its registered representatives in their solicitation and distribution of the Contracts. SSC shall establish and implement written procedures that are reasonably designed to supervise its registered representatives and to ensure that they comply with all applicable laws and regulations in connection with their activities with respect to the Contracts.

No representative of SSC shall solicit sales of a Contract unless at the time of such solicitation such individual is duly registered with the NASD and duly licensed with all applicable state insurance and securities regulatory authorities, and is duly appointed as an insurance agent of Midland. All solicitation and sales activities engaged in by SSC and its registered representatives with respect to the Contracts shall be in compliance with all applicable federal and state securities laws and regulations, as well as all applicable insurance laws and regulations, and any rules, policies or procedures provided by Midland. SSC shall impose similar obligations upon Brokers contracted under a Selling Agreement as described in Section 2 of this Agreement.

6.     STANDARD OF CARE.

SSC shall exercise reasonable care in carrying out the provisions of this Agreement.

7.     MAINTAINING REGISTRATION AND APPROVALS.

Midland shall be responsible for maintaining the registration of the Contracts with the SEC and for gaining and maintaining approval of the Contract forms where required under the insurance laws and regulations of each state or other jurisdiction where the Contracts are sold.

Midland shall be responsible for issuing the Contracts and administering the Contracts and the Variable Account, provided however, that SSC shall have full responsibility for the securities activities of all persons employed by Midland who are engaged directly or indirectly in Contract operations, and for the training, supervision, and control of such persons to the extent of such activities.

SSC shall be responsible for maintaining its registration during the term of this Agreement as a broker-dealer under the 1934 Act and its membership with the NASD. SSC also shall be responsible for maintaining its registration as a broker-dealer under applicable state securities laws if so required.

8.     CONFIRMATIONS, RECORDS, AND REPORTS.

Midland, as agent for SSC, shall confirm to each applicant for and purchaser of a Contract, in accordance with Rule 10b-10 under the1934 Act, acceptance of premium payments and such other transactions as are required by Rule 10b-10 or administrative interpretations there under. Midland shall maintain and preserve books and records with respect to such confirmations in conformity with the requirements of rules 17a-3 and 17a-4 under the 1934 Act to the extent such requirements apply. In addition, Midland, as agent for SSC, shall maintain and preserve such records as are required of Midland, SSC, and the Variable Account, by applicable laws and regulations with regard to the offer and sale of variable insurance products. The books, accounts, and records of Midland, the Variable Account and SSC relating to the Contracts, shall be maintained by Midland so as to clearly and accurately disclose the nature and details of the transactions. Midland agrees that it will maintain and preserve all such books and records in conformity with the requirements of the 1934 Act to the extent such requirements are applicable to the Contracts. Midland shall maintain all such books and records and hold such books and records on behalf of and as agent of SSC whose property they are and shall remain, and acknowledges that such books and records are at all times subject to inspection by SSC, the SEC, the NASD, and all other regulatory bodies having jurisdiction over the Contracts or SSC.

SSC shall furnish to or cause to be furnished to Midland such reports as Midland may reasonably request for the purpose of meeting its reporting and record keeping requirements under applicable law.

9.     COMPENSATION.

Midland will pay commissions with respect to variable life insurance contracts and those variable annuity contracts agreed upon from time to time by the parties payable to registered representatives of SSC as paying agent on behalf of SSC and will maintain the books and records reflecting such payments in accordance with the requirements of the 1934 Act on behalf of SSC. SSC shall be responsible for the payment of all other commissions including commissions with respect to variable annuity contracts not paid by Midland. Such payments may include certain amounts to registered representatives as an advance on commissions payable by SSC. SSC and Midland acknowledge and agree that Midland's services in this regard are purely ministerial and clerical in nature and shall not interfere with the control and supervision exercised by SSC over its registered representatives with regard to the Contracts. The parties further acknowledge and agree that SSC shall not be liable to any party for commissions payable hereunder. Midland shall have no right to compensation for the performance of any activities described in this Section. Registered representatives of SSC shall have no interest in this agreement or right to any compensation to be paid by or on behalf of SSC hereunder prior to their receipt thereof.

Midland shall arrange for the payment of commissions to those Brokers that sell Contracts under agreements entered into pursuant to Section 2, hereof, and to wholesalers that solicit Brokers to sell Contracts under agreements entered into pursuant to Section 2, hereof, in amounts as may be agreed to by Midland and SSC and specified in such written agreements.

10.    INVESTIGATION AND PROCEEDINGS.

SSC and Midland agree to cooperate fully in any regulatory investigation or proceeding or judicial proceeding arising in connection with the Contracts distributed under this Agreement. SSC further agrees to furnish regulatory authorities with any information or reports in connection with the services it provides under this Agreement which may be requested in order to ascertain whether the operations of Midland, SSC or the Variable Account are being conducted in a manner consistent with applicable laws and regulations. SSC further agrees to comply with the reporting requirements imposed by NASD conduct Rule 3070 with regard to the sales of the Contracts.

SSC and Midland further agree to cooperate fully in any securities regulatory investigation or proceeding with respect to Midland, SSC, their affiliates and their agents or representatives to the extent that such investigation or proceeding is in connection with the Contracts distributed under this Agreement. Without limiting the foregoing:

     (a) SSC will be notified promptly of any customer complaint or notice of any regulatory investigation or proceeding or judicial proceeding received by Midland with respect to the Contracts, Midland, SSC, its registered representatives or any registered representative of a Broker, in connection with any Contract sold under this Agreement; and

     (b) SSC will promptly notify Midland of any customer complaint or notice of any regulatory investigation or proceeding or judicial proceeding received by SSC or its affiliates, or of which SSC becomes aware, with respect to the Contracts, Midland, SSC, its registered representatives, or any registered representative of a Broker in connection with any Contract distributed under this Agreement or any activity in connection with any such Contract.

11.       INDEMNIFICATION.

(a) By Midland. Midland shall indemnify and hold harmless SSC and any officer, director, or employee of SSC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which SSC and/or any such person may become subject, under any statute, regulation, NASD rule, or interpretation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities:

          (1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement; provided that Midland shall not be liable in any such case to the extent such loss, claim, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to Midland by SSC specifically for use in the preparation of any such Registration Statement, or any amendment or supplement thereto:

          (2) result from any breach by Midland of any provision of this Agreement.

          These indemnification provisions shall be in addition to any liability that Midland may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to these provisions if such loss, claim, damage, or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard or duty by the person seeking indemnification.

(b) By SSC. SSC shall indemnify and hold harmless Midland and the Variable Account and any officer, director, or employee thereof against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Midland, the Variable Account, and/or any such person may become subject, under any statute, regulation, NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities:

          (1) result from any breach by SSC of any provision of this Agreement; or

          (2) result from any act of SSC or any registered representative of SSC.

          These indemnification provisions shall be in addition to any liability that SSC may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to these provisions if such loss, claim, damage, or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard or duty by the person seeking indemnification.

(c) General. Promptly after receipt by a part entitled to indemnification ("indemnified person") under this Section 11 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 11 ("indemnifying party"), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 11. The indemnifying party will be entitled to participate in the defense of the indemnified person but the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred but such indemnified person in defending himself or itself. The indemnification provisions contained in this
          Section 11 shall remain operative in full force and effect, regardless of any termination of the Agreement. A successor by law of SSC or Midland, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 11.

12.       EMPLOYEES.


SSC will not employ or contract with, in any material connection with the Contracts or the handling of Variable Account assets, any person who, to the respect to the knowledge of SSC:

(a) in the last 10 years has been convicted of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of
          Section 1341, 1342, or 1343 of Title 18, United States Code; or

(b) within the last 10 years has been found by any state regulatory authority to have violated or has acknowledged violation of any provision of any state insurance law or regulation involving fraud, deceit, or knowing misrepresentation; or

(c) within the last 10 years has been found by any federal or state regulatory authorities to have violated or have acknowledged violation of any federal or state securities law or regulation involving fraud, deceit, or knowing misrepresentation.

13.       TERMINATION.

This Agreement may be terminated for any reason, by either party on 60 days' written notice to the other party, without the payment of any penalty. This Agreement may be terminated at the option of either party to this Agreement upon the other party's material breach of any provision of this Agreement, unless such breach has been cured within 10 days after receipt of notice of breach from the non-breaching party. Upon termination of this Agreement, all authorizations, rights and obligations shall cease except the obligation to settle accounts hereunder, including commissions on purchase payments subsequently received for Contracts in effect at the time of termination, and the agreements contained in Sections 8, 9, 10, 11 and 17(g) hereof.

14.       REGULATION

This Agreement shall be subject to the provisions of the 1940 Act and the 1934 Act and the rules, regulations and rulings there under, and of the applicable rules and regulations of the NASD, and applicable state insurance law, state securities law, and other applicable law, from time to time in effect, and the terms hereof shall be interpreted and construed in accordance therewith.

15.       SEVERABILITY.

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.       GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa.

17.       MISCELLANEOUS.

(a) The parties to this Agreement may amend Exhibit A to this Agreement from time to time to reflect the additions of any class of Contracts or separate accounts. The provisions of this Agreement shall be equally applicable to each such class of Contracts and each separate account that may be added to Exhibit A, unless the context otherwise requires.

(b) The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state or federal law. Failure of either party to insist upon strict compliance with any of the conditions of this Agreement shall not be deemed a waiver of such condition. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a wavier of any other provisions, whether or not similar, not shall any waiver constitute a continuing waiver.

(c) The headings in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(d) This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

(e) This Agreement constitutes the whole agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, either oral or written, between the parties relating to the Contracts. No additions, amendments, or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by both parties to this Agreement.

(f) Neither party shall assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the other party.

(g) The parties to this Agreement covenant and agree that they will not at any time during or after the termination of this Agreement, reveal, divulge or make known to any person (other than their respective directors, officers, employees, agents, professional advisors or affiliates who need to know such information for the performance of obligations hereunder), or use for their own account or purposes other account or purpose other than the performance of obligations under this Agreement, any confidential or proprietary business plans, product designs, marketing strategies, action plans, pricing, methods, processes, records, financial information or other data, trade secrets, customer lists or any other information obtained as a result of this Agreement, whether any such information is in oral or printed form or on any computer tapes, computer disks or other forms of electronic or magnetic media (the "confidential information") used or owned by a party or any of its affiliates and made known (whether or not with the knowledge and permission of such party or any of its affiliates, and whether or not developed, devised or otherwise created in whole or in part by the efforts of the parties) to the other party at any time by reason of their association under this Agreement; provided, however, that confidential information shall not include any information: (i) that was previously known by a party from a source, other than the other party (or any affiliate thereof), without an obligation of confidence; (ii) that was previously disclosed in a lawful manner to a party without breach of this Agreement or of any other applicable agreement, and without any requirement of confidentiality; (iii) that was or is rightfully received from a third party without an obligation of confidence or from publicly available sources without obligations of confidence; (iv) that is in the public domain; (v) that was or is developed by means independent of information provided by a party or its affiliates. The parties further covenant and agree that they shall retain all such knowledge and information that they acquire or develop respecting such confidential information in trust for the sole benefit of the parties, and their respective successors and assigns provided, further, that this Agreement shall not restrict any disclosure required to be made by order of a court or governmental agency of competent jurisdiction, except that no such disclosure shall be made sooner (unless otherwise compelled) than five (5) business days after a party's written receipt of such an order. The party receiving such an order shall promptly notify the other parties of the order. The provisions of this paragraph shall survive termination of this Agreement.

(h) Any notice hereunder shall be in writing and shall be deemed to have been duly given if sent by certified or registered mail, postage prepaid, or via a national courier service with the capacity to track its shipments, to the following addresses:

          If to Midland:                President

                                        Midland National Life Insurance Company
                                        One Midland Plaza
                                        Sioux Falls, SD  57193


          If to SSC:                           President

                                        Sammons Securities Company, LLC
                                        4261 Park Road
                                        Ann Arbor, MI  48106-1407

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                               MIDLAND LIFE INSURANCE COMPANY

                                               By:  /s/ John J. Craig

                                               Name:  John J. Craig II
                                               Title:    President




                                               SAMMONS SECURITIES COMPANY, LLC

                                               By: /s/ Michael M. Masterson

                                               Name:  Michael M. Masterson
                                               Title:   Elected Manager

                                    EXHIBIT A

                            Name of Separate Account

                    Midland National Life Separate Account A

                    Midland National Life Separate Account C

                         YEARLY RENEWABLE TERM AGREEMENT

                           Effective as of May 1, 2002

                                     between

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                       of

                           Sioux Falls, South Dakota,

                 referred to in this Agreement as "Midland," and

                        EMPLOYERS REASSURANCE CORPORATION

                                       of

                              Overland Park, Kansas

                  referred to in this Agreement as "Reinsurer"

Agreement No. ERMMOBY-02-1



TABLE OF CONTENTS

Reinsurance Coverage                                                      3
Automatic Reinsurance                                                     3
Facultative Reinsurance                                                   4
Continuations                                                             5
Terms of Reinsurance                                                      5
Payments by Midland                                                       6
Payments by Reinsurer                                                     6
Reinsurance Administration                                                6
Settlement of Claims                                                      7
Reinstatements                                                            8
Reductions in Insurance                                                   9
Increases in Policy Face Amounts                                          9
Changes in Retention                                                      9
Assignment of Reinsurance                                                10
Material Changes                                                         10
Errors                                                                   11
Audits of Records and Procedures                                         11
Arbitration                                                              11
Insolvency of Midland                                                    11
Insolvency of Reinsurer                                                  12
Offset                                                                   13
Parties to the Agreement                                                 13
Commencement and Termination                                             13
Entire Agreement                                                         13
Deferred Acquisition Cost Tax Election                                   14
Confidentiality                                                          14
Definitions                                                              14
Execution                                                                17


LIFE BENEFITS SCHEDULE                                                   18
ADMINISTRATION SCHEDULE                                                  20
PREMIUM SCHEDULE                                                         23
ARBITRATION SCHEDULE                                                     25
WAIVER OF PREMIUM BENEFIT ADDENDUM                                       27
ACCIDENTAL DEATH BENEFIT ADDENDUM                                        30
PREMIUM RECEIPT ADDENDUM                                                 32

         Reinsurance Coverage     A)        Midland agrees to cede, and Reinsurer agrees to accept, reinsurance of the Policies specified in the Life Benefits Schedule.  (The term "Policies" and certain other terms used in this Agreement are defined in the "Definitions" article.)

                                  B)        A Policy's death benefit is reinsured.  Under YRT the Reinsurer does not participate in any investment risks. Supplemental benefits are reinsured if and as specified in applicable Addenda.

                                  C)        Under the conditions set forth below, Midland agrees to either:
                                           1)  cede reinsurance of a Policy to Reinsurer as Automatic Reinsurance;
                                           2)  submit the Policy to Reinsurer for consideration as Facultative Reinsurance; or
                                           3)  cede reinsurance of a Policy as a Continuation.

                                  D) This Agreement  will not provide  automatic  reinsurance  or facultative  reinsurance on any
                                  Prohibited Policy.

        Automatic Reinsurance     A)        Midland agrees to cede the Reinsurance Amount of a policy as Automatic
                                          Reinsurance if the following conditions are met:

                                           1)  it retains its Retention on the insured life when the Policy is issued;
                                           2)  it underwrites and issues the Policy in accordance with its underwriting rules and practices previously disclosed to Reinsurer;
                                           3)  the sum of (a) and (b) does not exceed the sum of its Retention and the Automatic
                                             Limit, where (a) equals the amount of individual life insurance issued by Midland then in force on the insured life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amount of such policies, and (b) equals the amount of life insurance currently being applied for from Midland, or in the case of individual life insurance with increasing death benefits, the Ultimate Amount;

                                           4)  the sum of (a) and (b) does not exceed the Participation Limit, where (a) equals the amount of individual life insurance then in force on the insured life in all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amount of such policies, and (b) equals the amount currently applied for on the insured life from all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts;

                                           5)  it has not submitted a facultative application to Reinsurer or any other insurance or reinsurance company for reinsurance of the current application;  and
                                           6)  the Policy is not a Continuation.
                                  B)        Policies issued pursuant to any special underwriting program adopted by Midland may be ceded as Automatic Reinsurance only with Reinsurer's consent to reinsure such Policies.

                                  C)        A Policy shall not be ceded as Automatic Reinsurance if the Reinsurance Amount of the Policy is less than the minimum cession amount specified in the Administration
                                          Schedule.

      Facultative Reinsurance     A)        Midland agrees to submit Policies not satisfying the conditions for Automatic
                                          Reinsurance, and Policies which it does not wish to cede as Automatic Reinsurance, for consideration by Reinsurer as Facultative Reinsurance.  Midland may also submit for consideration as Facultative Reinsurance any individual life insurance issued on a
                                          Policy form that is not specified in the Life Benefits Schedule provided reinsurance terms and conditions are established and agreed upon by means of the Facultative
                                          Reinsurance application process.
                                  B)        An application for Facultative Reinsurance shall be made in the manner set forth in the Administration Schedule.  Copies of all information that Midland has pertaining to the insurability of the proposed insured, including written summaries of any such information that cannot be copied, shall accompany the application.

                                   C)        Upon receipt of an application, Reinsurer agrees to promptly examine the underwriting information and communicate:

                                            1)  an offer to reinsure the Policy as applied for;
                                            2)  an offer to reinsure the Policy other than as applied for;
                                            3)  an offer to reinsure the Policy subject to the satisfaction of additional underwriting requirements;
                                            4)  a request for additional underwriting information; or
                                            5)  its unwillingness to make an offer to reinsure the Policy.

                                   D)        To accept an offer to reinsure made by Reinsurer, Midland agrees to (1) satisfy any conditions stated in the offer to reinsure and (2) follow the procedure for placing reinsurance into effect as specified in the Administration Schedule.

                                   E)        Midland agrees to immediately inform Reinsurer of any additional information pertaining to the insurability of a proposed insured that is brought to Midland's attention before the completion of the procedures for accepting Reinsurer's offer to reinsure.  Upon its receipt of such information, Reinsurer may withdraw or modify its earlier offer to reinsure.

                                   F)        The terms of an offer to reinsure shall supersede the terms of this Agreement to the extent of any conflicts between the two.  Otherwise, reinsurance of a Policy ceded as
                                           Facultative Reinsurance shall be in accordance with the terms of this Agreement.

                 Continuations     A)        If Midland issues a Continuation of a Policy within its normal continuation rules and practices, it agrees to reinsure the Continuation with Reinsurer.  Reinsurance shall continue (1) under the reinsurance agreement between Midland and Reinsurer which provides reinsurance of the Policy form of the Continuation or (2) under this
                                           Agreement if there is no such agreement.

                                   B)        A Policy which is a Continuation of a Policy that was not previously reinsured with
                                           Reinsurer may only be reinsured under this Agreement with the written consent of
                                           Reinsurer and the original reinsurer.

                                   C)        If the original Policy was ceded to Reinsurer as Facultative Reinsurance and Midland approves an increase in the face amount of the Continuation based upon receipt of any new information pertaining to the insurability of the proposed insured in connection with an application for the Continuation, Midland agrees to submit the
                                           Continuation to Reinsurer for consideration as Facultative Reinsurance.  In such case,
                                           Reinsurer shall only be bound to reinsure the Continuation in accordance with its offer to reinsure the Continuation.

                                   D)        Reinsurance at issue of the Continuation shall not exceed the Reinsurance Amount of the original Policy immediately prior to the issuance of the Continuation.

                                   E)        Premiums payable for reinsurance of a Continuation shall be calculated using the rate schedule applicable to the Policy form of the Continuation as specified in the
                                           Premium  Schedule.  If there is no rate schedule applicable to the Policy form of the
                                           Continuation, reinsurance premiums shall be payable using the rate schedule applicable to the original Policy.

                                   F)        If the Continuation results in a change in the life status of the insured from a single-insured plan to a joint or multiple-insured plan, Reinsurer must consent to the
                                           Continuation.

          Terms of Reinsurance     A)        The plan of reinsurance shall be yearly renewable term reinsurance of the
                                          Reinsurance Amount of a Policy.

                                   B)        Reinsurance of a Policy shall commence on the Policy date, except (1) in the case of
                                          Facultative Reinsurance, reinsurance shall commence on the Policy date only if
                                          Reinsurer's offer to reinsure is the best offer of reinsurance received by Midland as determined by Midland's published reinsurance placement rules in effect as of such date, and (2) if a premium receipt is issued by Midland in connection with an application for the Policy, reinsurance shall commence prior to the Policy date only if and as specified in the Premium Receipt Addendum.

                                   C)        Midland agrees not to use Reinsurer's name in connection with the sale of the
                                          Policies.

                                   D)        In no event shall reinsurance under this Agreement be in force with respect to a
                                          Policy unless the issuance and delivery of the Policy is in compliance with the laws of all applicable jurisdictions and Midland's corporate charter.

                                   E)        Midland agrees to maintain reinsurance of a Policy in force in accordance with the terms of this Agreement for as long as its Policy remains in force.

                                   F)     If deficiency reserves are required on a Policy, Midland agrees to hold such reserve.
                                          Midland will not be responsible for any deficiency reserves which Reinsurer is solely required to hold.

           Payments by Midland     A)        Midland agrees to pay Reinsurer premiums in the amount as determined under the
                                           Premium Schedule.

                                   B)        The Premium Schedule specifies other monetary amounts which Midland agrees to take into account when calculating the amount due Reinsurer.

                                   C)        Reinsurance premiums shall be due and payable as specified in the Administration
                                           Schedule.

                                   D)        The payment of reinsurance premiums is a condition precedent to the liability of
                                           Reinsurer under this Agreement.  If reinsurance premiums are not paid when due,
                                           Reinsurer may give Midland 30 days written notice of its intent to terminate because of Midland's failure to pay reinsurance premiums.  Reinsurance of all Policies having reinsurance premium in arrears shall terminate as of the date to which reinsurance premiums had previously been paid unless all premiums in arrears are paid before the end of the 30 day notice period.  If reinsurance on any Policy terminates because of
                                           Midland's failure to pay reinsurance premium, reinsurance of Policies with premiums subsequently becoming due shall automatically terminate as of the date on which new reinsurance premiums become due.  However, Midland will not force termination under this paragraph solely to avoid the recapture requirements or to transfer to another reinsurer.


        Payments by Reinsurer     A)        Reinsurer agrees to pay Midland the Reinsurance Amount of any claim paid by
                                          Midland pursuant to a Policy in accordance with the "Settlement of Claims" article.

                                  B)        Reinsurer agrees to pay the Reinsurer's Proportionate Share of any expenses incurred in connection with Policy claims except as set forth in the "Settlement of
                                          Claims' article.

                                  C)        The Premium Schedule specifies other monetary amounts that Reinsurer agrees to pay Midland pursuant to this Agreement.

    Reinsurance Administration             The methods for placing reinsurance into effect, for paying reinsurance premiums, and for notifying Reinsurer of Policy lapses, reinstatements, reductions, Continuations, increases in the Reinsurance Amount and of other changes affecting reinsurance are specified in the Administration Schedule.

          Settlement of Claims     A)        Midland agrees to give Reinsurer prompt written notice of its receipt of any claim on a Policy and to keep Reinsurer informed of any legal proceedings or settlement negotiations in connection with a claim.  Copies of written materials relating to such claim, legal proceedings or negotiation shall be furnished to Reinsurer upon request.

                                   B)        Midland's obligation to provide notice of a claim on a Policy shall not be construed as a condition precedent to Reinsurer's obligation to pay the claim.

                                   C)        Midland agrees to act in accord with its standard practices applicable to all claims in enforcing the terms and conditions of the Policies and with respect to the administration, negotiation, payment, denial or settlement of any claim or legal proceeding.  However, if the amount reinsured with Reinsurer is more than the amount retained by Midland and the claim is contestable, all papers in connection with such claim, including all underwriting and investigation papers, must be submitted to
                                           Reinsurer.  Midland will submit such papers as they are received by Midland and will wait for three working days after Reinsurer receives the final papers on such submission for Reinsurer's recommendation before admission of any liability on the part of Midland.  Absence of any response from Reinsurer shall not constitute a recommendation from Reinsurer to pay the claim.
                                   D)        Reinsurer agrees to accept the good faith decision of Midland in payment or settlement of any claim for which Reinsurer has received the required notice.
                                           Reinsurer agrees to pay Midland the Reinsurance Amount on which reinsurance premiums have been computed upon receiving proper evidence that Midland has paid a Policy claim.  Payment of the Reinsurance Amount on account of death shall be made in one lump sum.  Payment of a claim includes amounts paid by Midland into a court of appropriate jurisdiction in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds.  Reinsurer is not liable for double or additional payment of policy proceeds.
                                   E)        Reinsurer's liability shall include indemnification of the Reinsurer's Proportionate
                                           Share of any expenses incurred by Midland in defending or investigating a Policy claim except for:

                                             1)  salaries of employees or other internal expenses of Midland;
                                             2)  routine investigative or administrative expenses;
                                             3)  expenses incurred in connection with a dispute arising out of conflicting claims of entitlement to proceeds of a Policy which Midland admits are payable;
                                             4)  any gratuitous payments other than settlements described herein made by Midland;

                                               and

                                             5)  any punitive damages or extra contractual damages, including any exemplary damages awarded against Midland, and expenses incurred in connection with such damages, which are based on the acts or omissions of Midland or its agents.

                                  F)        Reinsurer agrees to hold Midland harmless from certain expenses and liabilities that result from Reinsurer's own acts or omissions as provided in this paragraph.  For this purpose, Reinsurer agrees to indemnify Midland for Reinsurer's equitable share of those punitive and exemplary damages awarded against Midland, and expenses incurred in connection with a claim for such damages, if (1) Reinsurer actively participated in the acts or omissions, including the decision to delay payment of or deny a claim for Policy benefits, and (2) those acts or omissions serve as a material basis for the punitive or exemplary damages.  Reinsurer's equitable share shall be determined by an assessment of Reinsurer's participation in the particular case.
                                  G)        If Midland should contest or compromise any claim and the amount of Midland's liability is thereby reduced, Reinsurer's liability shall be reduced by the
                                          Reinsurer's Proportionate Share of the reduction.  If Reinsurer declines to the contest, compromise or litigation of a claim, it will pay its full share of the amount reinsured as if there had been no contest, compromise or litigation and Reinsurer's
                                          Proportionate Share of covered expenses incurred to the date it notified Midland it declined to be a party.

                                  H)        If Midland should recover monies from any third party in connection with or arising out of any Policy, Midland agrees to pay Reinsurer the Reinsurer's Proportionate
                                          Share of the recovery.

                                  I)        If the amount of insurance provided by a Policy is increased or reduced because of a misstatement of age or sex, Reinsurer's liability shall be increased or reduced by the
                                          Reinsurer's Proportionate Share of the amount of the increase or reduction.

                                  J)        If Midland pays interest on a claim, Reinsurer agrees to pay the interest on the
                                          Reinsurance Amount computed at the same rate and for the same period as that paid by Midland, but in no event later than the date the claim is finally adjudicated by
                                          Midland.

                                  K)        If Midland is required to pay penalties and interest imposed automatically by statute, Reinsurer shall indemnify Midland for the Reinsurer's Proportionate Share of such penalties and interest.

                                  L)        Reinsurer will pay to Midland Reinsurer's Proportionate Share of premiums at the rate applicable to the Policy if it is approved for a waiver of premium claim and the waiver of premium benefit has been reinsured under this Agreement.

                                  M)        For joint life last survivor business, Midland will notify Reinsurer of the first death as soon as reasonable.

                Reinstatements     A)        If Midland reinstates a lapsed Policy in accordance with the terms of the Policy and
                                           Midland's underwriting rules and practices, Reinsurer agrees to automatically reinstate reinsurance of the Policy unless Reinsurer's offer to reinsure the Policy specifies that reinsurance of the Policy may only be reinstated as Facultative
                                           Reinsurance.

                                   B)        Midland shall pay Reinsurer all reinsurance premiums in arrears in connection with the reinstatement with interest at the same rate and in the same manner as Midland received under its policy.

     Reductions in Insurance             If individual life insurance on a life reinsured under this Agreement terminates, the
                                         Reinsurance Amount shall be reduced as specified in the Administration Schedule.

Increases in Policy Face Amounts     A)        If the Policy Net Amount at Risk on a Policy increases and the increase is subject to Midland's underwriting approval, the Reinsurance Amount of the Policy shall only increase if the conditions of either the "Automatic Reinsurance" or "Facultative
                                             Reinsurance" articles are satisfied.

                                     B)        If the Policy Net Amount at Risk on a Policy increases causing the Reinsurance
                                             Amount to exceed the Reinsurance Amount at issue of the Policy, and the increase is not subject to Midland's underwriting approval, Reinsurer agrees to accept a portion of such increases only if an Increasing Policy Addendum is included in this Agreement.

            Changes in Retention     A)        If Midland increases its Retention on new Policies, it agrees to notify Reinsurer in writing within 60 days of such increase.  The notice shall specify the new Retention and the Effective Date thereof.

                                     B)        Whenever Midland increases its Retention on new Policies, it agrees to also indicate in its notice whether it wishes to (1) continue its previous Retention on in force
                                             Policies or (2) increase its Retention on in force Policies and recapture reinsurance.  If Midland elects (2), Midland's new Retention on an in force Policy shall be calculated using the insured's age, mortality class, Policy form, and country of residence at issue of the Policy.

                                     C)        If Midland elects to increase its Retention on in force Policies pursuant to paragraph B, its new Retention for such Policies shall become effective on the later of (1) the reinsurance renewal date of the Policy first following the effective date of its new Retention for new Policies and (2) the Policy anniversary date specified in the Administration Schedule.  If Midland fails to initiate recapture of reinsurance within 180 days of when the first of its Policies becomes eligible for recapture, its election to recapture reinsurance shall be considered waived.

                                     D)        If an in force Policy is subject to a waiver of premium claim on the date the Policy qualifies for a new Retention, the new Retention shall nonetheless become effective on such date for purposes of life reinsurance.

                                     E)        Midland may only elect to increase its Retention on in force Policies if:
                                              1)  it maintained a Retention greater than $0 on the insured at the time the Policy was issued and retained its Retention at such time;
                                              2)  it increases its Retention on all eligible in force Policies; and
                                              3)  it retains the insurance recaptured from Reinsurer at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance.
                                     F)        Notwithstanding the preceding,
                                              1)  the recapture of the Reinsurance Amount shall be limited to Reinsurer's portion of all reinsurance ceded by Midland of the Policy; and
                                              2)  if Midland gives notice of its intent to increase its Retention on in force
                                                Policies within five years following a merger with another insurance company or the date it accepts the Policies by means of an assignment, the new Retention applicable to such Policies shall be limited to 150% of the original reinsured's pre-merger or pre-assignment Retention.

                                     G)        For purposes of this article, Continuations shall be considered issued on the issue date of the original Policy.

    Assignment of Reinsurance           If Midland sells, assumption reinsures or otherwise transfers the Policies to another insurer, it agrees to require that the other insurer assumes all rights and obligations of Midland under this Agreement.  Reinsurer may object to any such transfer that would result in a material adverse economic impact to Reinsurer.  If Reinsurer so objects,
                                        Midland and Reinsurer agree to mutually calculate a termination charge that shall be paid by Midland to Reinsurer upon the transfer and this Agreement shall be terminated with respect to all Policies transferred by Midland.


             Material Changes     A)        Midland agrees to notify Reinsurer in writing of any anticipated Material Change in any terms or conditions of the Policies, in Midland's underwriting rules and practices applicable to the Policies or in Midland's claims practices and procedures.

                                  B)        In the event of a Material Change to the Policies, to Midland's underwriting rules and practices or to its claims practices and procedures, Reinsurer may at its option:

                                           1)  continue to reinsure the Policies under current terms;
                                           2)  reinsure Policies under modified terms to reflect the Material Change; or
                                           3)  consider future Policies as issued in a Policy form which is not reinsured under this Agreement.

                       Errors     A)        Any Error by either Midland or Reinsurer in the administration of reinsurance under this Agreement shall be corrected by restoring both Midland and Reinsurer to the positions they would have occupied had no Error occurred.  Any monetary adjustments made between Midland and Reinsurer to correct an Error shall be without interest.

                                  B)        When a party claims that an Error should be corrected pursuant to paragraph A, that party agrees to investigate whether other instances of the Error have also occurred and agrees to report its findings to the other party.

 Audits of Records and Procedures     A)        Reinsurer or Midland may audit, at any reasonable time and at its own expense, all records and procedures relating to reinsurance under this Agreement.  The party being audited agrees to cooperate in the audit, including providing any information requested by the other in advance of the audit.

                                      B)        Upon request, Midland agrees to furnish Reinsurer with copies of any underwriting information in Midland's files pertaining to a Policy.

                      Arbitration     A)        If Midland and Reinsurer cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute shall be decided through arbitration as specified in the Arbitration Schedule.  The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of applicable law.  There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrators' decision to judgment.

                                      B)        The parties intend this article to be enforceable in accordance with the Federal
                                              Arbitration Act (9 U.S.C. &&1 et seq.), including any amendments to that Act which are subsequently adopted.  In the event that either party refuses to submit to arbitration as required by paragraph A, the other party may request a United States Federal
                                              District Court to compel arbitration in accordance with the Federal Arbitration Act.
                                              Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators.

         Insolvency of Midland     A)        In the event of the insolvency of Midland and the appointment of a conservator, liquidator or statutory successor of Midland, reinsurance shall be payable to such conservator, liquidator or statutory successor on the basis of claims allowed against
                                           Midland by any court of competent jurisdiction or by the conservator, liquidator or statutory successor of Midland without diminution because of the insolvency of
                                           Midland or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims.
                                   B)        In the event of the insolvency of Midland, the conservator, liquidator or other statutory successor of Midland agrees to give Reinsurer written notice of the pendency of a claim on a Policy within a reasonable time after such claim is filed in the insolvency proceeding.  During the pendency of any such claim, Reinsurer may investigate the claim and interpose in the proceeding where such claim is to be adjudicated in the name of Midland (its conservator, liquidator or statutory successor), but at its own expense, any defense or defenses which Reinsurer may deem available to Midland or its conservator, liquidator or statutory successor.
                                   C)      A percentage (calculated as 1 minus the Reinsurer's Proportionate Share) of the expense thus incurred by Reinsurer shall be charged, subject to court approval, against Midland as part of the expense of liquidation.

       Insolvency of Reinsurer     A)        In the event the Reinsurer is declared insolvent, liquidated, put into receivership, placed in rehabilitation or a statutory successor is appointed, the liquidator, receiver or statutory successor shall give Midland written notice thereof within a reasonable time after such proceedings have begun.  Midland may then terminate reinsurance under the Agreement, if it agrees to terminate all reinsurance in force under all reinsurance agreements then in force with the Reinsurer.

                                   B)        Midland shall notify the Reinsurer in writing of its intent to terminate all reinsurance as provided in paragraph A within 180 days of notice of the occurrence of any of the situations described in paragraph A.

                                   C)        All reinsurance of a policy shall terminate on the policy's first anniversary following the 90th day from Midland's notice.  With respect to any policy on which a waiver of premium disability claim was incurred prior to the relevant date specified above, waiver of premium reinsurance shall continue until the claim is terminated.

                                   D)        If Midland elects to terminate reinsurance as provided herein, Midland shall pay the
                                           Reinsurer an early termination charge within 90 days following such termination, based on the following percentages of the current cost of insurance rates charged the insured, for the portion reinsured with Reinsurer
                                           Termination
                                           Date                                  Percentage
                                           Policy's first  anniversary             65%
                                           Policy's second anniversary             45
                                           Policy's third  anniversary             25
                                           Policy's fourth anniversary             10
                                           Policy's fifth or later anniversary      0

                        Offset             Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either Midland or Reinsurer with respect to this Agreement or any other agreement between the parties, shall be offset and only the balance allowed or paid.  If either Midland or Reinsurer is then under formal insolvency proceedings, this right of offset shall be subject to the laws of the state exercising primary jurisdiction over such proceedings.

      Parties to the Agreement             This is an Agreement for indemnity reinsurance solely between Midland and
                                           Reinsurer.  The acceptance of reinsurance under this Agreement shall not create any right or legal relation whatever between Reinsurer and an insured, policyholder, beneficiary, or any other party to or under any Policy.

   Commencement and Termination     A)        This Agreement shall be effective as of the date set forth on the cover page, except that Midland may issue a Policy dated as much as six months prior to the Effective
                                            Date in order to save age of the applicant.

                                    B)        Either Midland or Reinsurer may terminate this Agreement for new reinsurance by giving 90 days' written notice to the other party.  In such case, Midland agrees to continue to cede, and Reinsurer agrees to continue to accept, reinsurance in accordance with this Agreement of Policies issued prior to the expiration of the 90 day period.  All reinsurance which has been placed in effect prior to such date shall remain in effect in accordance with the terms of this Agreement, until the earlier of
                                            (1) the termination or expiration of the Policy and (2) the termination of this
                                            Agreement pursuant to paragraph C below.
                                    C)        Reinsurer may terminate all reinsurance under this Agreement in accordance with paragraph D of the "Payments by Midland" article if Midland fails to pay reinsurance premiums when due.

               Entire Agreement     A)        This Agreement represents the entire agreement between Midland and Reinsurer and supersedes any prior oral or written agreements between the parties regarding its subject matter.

                                    B)        No modification of this Agreement shall be effective unless set forth in a written amendment executed by both parties.

                                    C)        A waiver of a right created by this Agreement shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver in any future circumstance.

   Deferred Acquisition Cost Tax     A)        Reinsurer and Midland each acknowledge that it is subject to taxation under
                        Election             Subchapter "L" of Chapter 1 of the Internal Revenue Code of 1986 (the "Code").

                                     B)        With respect to this Agreement, Reinsurer and Midland agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December
                                             1992, whereby:

                                              1)  Each party agrees to provide information necessary in its federal income tax return which identifies the parties to this Agreement for which the joint election under the Regulation has been made.

                                              2)  The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for this Agreement for each taxable year, agrees to capitalize specified Policy acquisition expenses with respect to this
                                                Agreement without regard to the general deductions limitation of Section 848(c)(1).

                                              3)  Each party agrees to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

                                              4)  This election shall be effective for the year that this Agreement was entered into and for all subsequent years that this Agreement remains in effect.

                                     Both Midland and Reinsurer will not disclose or make competitive use of any shared
                 Confidentiality     information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available or the disclosure of which is required for retrocession purposes or has been mandated by law or is duly required by external auditors.

                     Definitions     A)        Automatic Limit - the amount specified in the Life Benefits Schedule used to calculate the maximum Reinsurance Amount that may be ceded as Automatic
                                             Reinsurance.

                                     B)        Automatic Reinsurance - reinsurance satisfying certain conditions relating to the reinsurance as specified in the Agreement that is ceded to Reinsurer without obtaining a specific offer to reinsure from Reinsurer.

                                     C)        Continuation - a new Policy replacing a Policy or a change in an existing Policy issued or made either (1) in compliance with the terms of the Policy or (2) without
                                             (a) the same new underwriting information Midland would obtain in the absence of the
                                             Policy, (b) a suicide exclusion or contestable period as long as those contained in other new issues of Policies, or (c) the payment of the same commissions in the first year that Midland would have paid in the absence of the original Policy.

                                     D)        Effective Date - the date specified on the cover page on which this Agreement becomes binding on Midland and Reinsurer.

                                     E)        Error - any isolated deviation from the terms of this Agreement resulting from the act or omission of an employee of either Midland or Reinsurer whose principal function relates to the administration of reinsurance, whether such deviation results from inadvertence or a mistake in judgment.  "Error" shall not include any failure to comply with the terms of an offer of Facultative Reinsurance or any negligent or deliberate deviation from the terms of this Agreement.

                                     F)        Facultative Reinsurance - reinsurance which is ceded to Reinsurer only after
                                             Midland has obtained and accepted a specific offer to reinsure made by Reinsurer.
                                             Such reinsurance may be ceded to Reinsurer only upon the terms specified by
                                             Reinsurer in its offer to reinsure and other terms of this Agreement which do not conflict with the specific offer to reinsure.

                                     G)        Material Change - a change that a prudent insurance or reinsurance executive would consider as likely to impact upon a party's financial experience under this
                                             Agreement.

                                     H)        Participation Limit - the amount specified in the Life Benefits Schedule used as a condition for ceding Automatic Reinsurance.

                                     I)        Policy - an individual life insurance contract issued by Midland on any of the
                                             Policy forms specified in the Life Benefits Schedule.  A "Policy" shall include any attached riders and endorsements specified in the Life Benefits Schedule or any
                                             Addendum to this Agreement.

                                     J)        Policy Net Amount at Risk - on the reinsurance premium renewal due date, the death benefit of a Policy less either the terminal reserve or, in the case of interest sensitive Policies, the cash value fund on the Policy.  Such difference may be taken to the nearest dollar.  The terminal reserve or cash value fund shall be disregarded if a Policy is on either a level term plan of 20 years or less or on a decreasing term plan.  The basis for determining the Policy Net Amount at Risk may be modified with the consent of both Midland and Reinsurer without the need for a formal amendment to this Agreement.
                                     K)        Prohited Policy - an insurance contract whose issuance or reinsurance (or any transaction related thereto) is prohibited by the United States Government (whether by
                                             Executive Order, Treasury Department Regulation or otherwise) or the United Nations
                                             (whether by Resolution or other directive), including without limitation any contract that is prohibited because it involves one or more of the following categories:

                                             1)  Terrorists, terrorist organizations or terrorist assets;
                                               2)  Narcotics traffickers;
                                               3)  Embargoed countries;
                                               4)  Specially designated nationals and blocked persons;
                                               5)  Individuals and organizations designated on any watchlist.

                                     A)        Reinsurance Amount - the Policy Net Amount at Risk, less the Retention on the
                                             Policy, times the Reinsurance Percentage.

                                     B)        Reinsurance Percentage - The percentage of the Automatic Reinsurance ceded to
                                             Reinsurer as specified in the Life Benefits Schedule.  For Facultative Reinsurance
                                             "Reinsurance Percentage" is the amount of Policy death benefit at issue for which
                                             Midland accepts Reinsurer's offer to reinsure divided by, the Policy death benefit at issue less the Retention on the Policy.

                                     C)        Reinsurer's Proportionate Share - the Reinsurance Amount divided by the Policy
                                             Net Amount at Risk, all as of the date of the last premium payment.

                                     D)        Retention - the amount specified in the Life Benefits Schedule that is held by
                                             Midland at its own risk on a life without the benefit of proportional reinsurance.  In calculating the Retention, the sum retained by Midland on the life and in force as of the date of issue of the Policy shall be taken into account.

                                     E)        Ultimate Amount - the projected maximum Policy face amount that a Policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the Policy form.



                              Execution     Midland and Reinsurer, by their respective officers, executed this Agreement in duplicate on the dates shown below.  As of the Effective Date, this Agreement consists of:

                                            o         this Yearly Renewable Term Agreement number ERMMOBY-02-1;
                                            o         a Life Benefits Schedule;
                                            o         an Administration Schedule;
                                            o         a Premium Schedule;
                                            o         an Arbitration Schedule;
                                            o         a Waiver of Premium Benefit Addendum;
                                            o         an Accidental Death Benefit Addendum; and
                                            o         a Premium Receipt Addendum.

                                            MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                            Signed at Sioux Falls, South Dakota

                                            By ______________________________________________

                                            Senior Vice President and Actuary

                                            Date _____________________________________________

                                            By _______________________________________________

                                            Actuary - Financial Analysis

                                            Date ______________________________________________

                                            EMPLOYERS REASSURANCE CORPORATION

                                            Signed at Overland Park, Kansas

                                            By ________________________________________________

                                            Title ______________________________________________

                                            Date ______________________________________________

                                            By _______________________________________________

                                            Title ______________________________________________

                                            Date ______________________________________________



                       ARTICLE I. LIFE BENEFITS SCHEDULE
                          (Effective as of May 1, 2002)

POLICIES REINSURED: Midland agrees to cede reinsurance in the listed percentages of Policies on the following Policy forms with issue dates from and until the dates listed below to insureds having surnames beginning with the letters of the alphabet shown. Any Addenda referred to in the last column shall also be applicable to reinsurance of the Policy.

      For Policies or Additional Insured Riders with face amount in excess of $2,000,000 the following applies.


--------------------------------------- ----------------- -------------------------- --------- --------------------

Section 1.                                 Percent of
Section 2.                                Reinsurance        Policy Issue Dates       Alpha        Applicable
Section 3.             Policy Form          Section 4.               From/Until     Section 5.     Section 6.
                                            Ceded to                                                Addenda
                                            Reinsurer                                 Split

--------------------------------------- ----------------- -------------------------- --------- --------------------

Premier Variable Universal Life                                                                   WP,ADB,PR
(PVUL)                                            25%        05-01-02/--                A-Z

--------------------------------------- ----------------- -------------------------- --------- --------------------

Additional Insured Riders attached to                                                             WP,ADB,PR
PVUL                                              25%        05-01-02/--                A-Z

--------------------------------------- ----------------- -------------------------- --------- --------------------

Foundation Variable Universal Life

(FVUL)                                            25%        05-01-02/--                A-Z         WP,ADB,PR

--------------------------------------- ----------------- -------------------------- --------- --------------------

Additional Insured Riders attached to                                                             WP,ADB,PR
FVUL                                              25%        05-01-02/--                A-Z

--------------------------------------- ----------------- -------------------------- --------- --------------------



For Policies or Additional Insured Riders with face amount of $2,000,000 or less the following applies.


--------------------------------------- ----------------- -------------------------- --------- --------------------

Section 7.                                 Section 10.
Section 8.                                    Policy         Policy Issue Dates       Alpha         Applicable
Section 9.             Policy Form            Numbers            From/Until          Section        Section 12.
                                              Ending in                              11.              Addenda
                                                Digits                                Split

--------------------------------------- ----------------- -------------------------- --------- --------------------

Premier Variable Universal Life                                                                   WP,ADB,PR
(PVUL)                                         45-69      05-01-02/--                 A-Z

--------------------------------------- ----------------- -------------------------- --------- --------------------

Additional Insured Riders attached to                                                             WP,ADB,PR
PVUL                                           45-69      05-01-02/--                 A-Z

--------------------------------------- ----------------- -------------------------- --------- --------------------

Foundation Variable Universal Life

(FVUL)                                         45-69      05-01-02/--                 A-Z         WP,ADB,PR

--------------------------------------- ----------------- -------------------------- --------- --------------------

Additional Insured Riders attached to                                                             WP,ADB,PR
FVUL                                           45-69      05-01-02/--                 A-Z

--------------------------------------- ----------------- -------------------------- --------- --------------------


RETENTION: Midland agrees to hold 10% of each Policy Net Amount at Risk, not to exceed the following limits, at its own risk on a life without the benefit of proportional reinsurance. In calculating its Retention, amounts retained by Midland on other individual life insurance policies in force as of the issue date of the Policy shall be taken into account.


       ------------------------ -------------------------- --------------------------- ---------------------------

       1.1       Ages           1.2   Standard-Table F      1.3       Tables G-P        1.4       Over Table P




       ------------------------ -------------------------- --------------------------- ---------------------------

                0-70                    $500,000                    $500,000                      None

       ------------------------ -------------------------- --------------------------- ---------------------------

                71-80                   $100,000                      None                        None

       ------------------------ -------------------------- --------------------------- ---------------------------

               Over 80                    None                        None                        None

       ------------------------ -------------------------- --------------------------- ---------------------------


The amount that Midland will hold at its own risk without the benefit of proportional reinsurance will be increased by any amount increases that the policyholder accepts under the Automatic Benefit Increase (ABI) rider.

AUTOMATIC LIMITS: To bind Automatic Reinsurance, the maximum amount of life insurance in force with Midland on a single life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, plus all amounts applied for from Midland on that life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, may not exceed the sum of the Retention on the life plus the following amounts:


       ------------------------ -------------------------- --------------------------- ---------------------------

       1.5       Ages           1.6   Standard-Table F      1.7       Tables G-P        1.8       Over Table P




       ------------------------ -------------------------- --------------------------- ---------------------------

                0-70                   $4,500,000                  $4,500,000                     None

       ------------------------ -------------------------- --------------------------- ---------------------------

                71-80                   $900,000                      None                        None

       ------------------------ -------------------------- --------------------------- ---------------------------

               Over 80                    None                        None                        None

       ------------------------ -------------------------- --------------------------- ---------------------------



PARTICIPATION LIMITS: To bind Automatic Reinsurance the sum of (1) the maximum amount of individual life insurance in force on the insured in all companies or, in the case of individual life insurance with increasing death, the Ultimate
Amounts, as of the Policy date of a Policy and (2) the amount then being applied for from all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, on the insured, may not exceed the following amounts:


       ------------------------ -------------------------- --------------------------- ---------------------------

       1.9       Ages           1.10   Standard-Table F     1.11      Tables G-P        1.12      Over Table P




       ------------------------ -------------------------- --------------------------- ---------------------------

                0-70                   $10,000,000                $10,000,000                     None

       ------------------------ -------------------------- --------------------------- ---------------------------

                71-80                  $2,000,000                     None                        None

       ------------------------ -------------------------- --------------------------- ---------------------------

               Over 80                    None             (a)       None                         None

       ------------------------ -------------------------- --------------------------- ---------------------------

                                  ARTICLE II.
                      ARTICLE III. ADMINISTRATION SCHEDULE
                          (Effective as of May 1, 2002)

TO PLACE REINSURANCE INTO EFFECT

(1) For Automatic Reinsurance: Midland agrees to cede Automatic Reinsurance of a Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the Reports section below following issuance of the Policy.

(2) For Facultative Reinsurance: Midland agrees to submit an application form for Facultative Reinsurance in substantial accord with the attached. It agrees to allocate reinsurance in accordance with its published facultative placement rules among those reinsurers making facultative offers to reinsure a Policy. If according to such rules Reinsurer's offer is the one Midland intends to accept, Midland shall cede Facultative Reinsurance of the Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the Reports section below within 120 days from date of Reinsurer's facultative offer or the date specified in Reinsurer's approval of a written request from Midland to grant an extension to the facultative offer.

MINIMUM CESSION REQUIREMENT

Midland agrees not to cede any Policy as Automatic Reinsurance if the Reinsurance Amount of the Policy is less than $90,000 to all reinsurers.

REPORTS

Within 30 days following the end of each month, Midland agrees to send Reinsurer the following three reports:

     1) A Billing Statement containing Policy level detail in a form mutually acceptable to Midland and Reinsurer. At a minimum, it shall contain the data elements specified in the attached Policy Detail Report. If the Policy contains supplemental benefits that are also reinsured, each segment of the Billing Statement shall include supplemental benefit detail.

          The Billing Statement shall be segmented as follows:

          o New Issues and first year yearly renewable term premiums and gross allowances due for new reinsurance.

          o Balance of first year Policies (Policies previously reported as new issues) and corresponding balance of first year gross reinsurance premiums and gross reinsurance allowances due for the reporting period.

          o Policies with renewal reinsurance premiums and reinsurance allowances due during the reporting period.

          o Policies that have undergone a change that affects reinsurance. Separate segments may be submitted for any change affecting reinsurance of a Policy, including: reissues, reinstatements, terminations, reductions, changes in Retention, changes in mortality ratings, issuance of a Continuation, and increases or decreases in the Reinsurance Amount.

     2) A Summary Accounting Report that summarizes all financial transactions during the reporting period. The report shall separately total life and supplemental benefits for the first year reinsurance premiums are due with corresponding allowances, total life and supplemental benefits for renewal years premiums are due with corresponding allowances, and identify all adjustments therefrom.

     3) A Policy Exhibit Report in substantial accord with the attached that indicates in force reinsurance as of the beginning of the reporting period, increases during the reporting period (new reinsurance, reinstatements, recoveries, or other increases) and all decreases during the reporting period (terminations, reductions, surrenders, death claims, or other decreases) and the resulting in force reinsurance as of the end of the reporting period.

Midland agrees to send Reinsurer within ten working days following each quarter-end a Reserve Report in substantial accord with the attached form.

Midland shall make a good faith effort to accommodate any change in reporting requirements that Reinsurer reasonably needs.

REINSURANCE PREMIUMS DUE

Reinsurance premiums are payable annually in advance and are due with the reports submitted pursuant to the Reports section above.

INCREASE IN LIMIT OF RETENTION

If Midland elects to increase its Retention on in force Policies, the increased Retention may not become effective for a Policy until the Policy's tenth anniversary date.

REDUCTIONS IN INSURANCE

1) For purposes of this section only, the term "Policy" shall refer to any life insurance issued by Midland on the insured person, whether or not reinsured with Reinsurer.

2) If life insurance retained by Midland on an insured person reduces because a Policy on that life lapses or reduces in accordance with the terms of a Policy, the Reinsurance Amount shall be reduced as of the effective date of the termination or reduction in insurance to restore, as far as possible, the Retention of Midland on the life.

3) Reinsurance shall first be reduced on the specific Policy that was terminated or reduced. The balance, if any, of the reduction in the Reinsurance Amount shall be applied to reinsurance of other policies on the life beginning with the first Policy issued.

4) Notwithstanding the preceding, the reduction of the Reinsurance Amount shall not exceed the amount of the reduction times Reinsurer's share of the total reinsurance on the life prior to the reduction and shall not include any Policy ceded as Facultative Reinsurance on which, at the time of issue, Midland retained less than its Retention on the life.

AUTOMATIC TERMINATION

Reinsurance of a Policy shall terminate as of the beginning of the Policy year during which the amount reinsured will be less than $20,000 to all reinsurers.

CLAIMS ADMINISTRATION

Claims shall be individually reported as incurred using a form in substantial accord with the attached. Midland may take credit for unearned reinsurance premium from the date of death to the next Policy paid to date on its next billing statement.

                          ARTICLE IV. PREMIUM SCHEDULE
                          (Effective as of May 1, 2002)

REINSURANCE PREMIUMS

The annual reinsurance premium rates for reinsurance ceded under this Agreement shall be Midland's attached current, non-guaranteed monthly cost of insurance rates times 12 times the number of thousands of Reinsurance Amount times the percentages below. For Policies written on substandard risks, the appropriate premium rate shall be adjusted by multiplying the rate by 25% for each table assessed the risk and adding such amount to the reinsurance premium due. Any Policy fees indicated in the attached rates are excluded from gross reinsurance premiums.

Note: Reinsurer may increase the premiums for reinsurance; however, in no event, greater than the statutory net premium. If Reinsurer exercises such right during the initial premium guarantee period of the product, the net payment to Reinsurer shall remain unchanged.


--------------------------------------- -------------------------------------- -------------- -------------

(1)                                                                            Duration
                                        Underwriting Class                         1              2+
(2)       Plan

--------------------------------------- -------------------------------------- -------------- -------------

Premier Variable Universal Life         All Classes                            0%             53%
(PVUL)

--------------------------------------- -------------------------------------- -------------- -------------

Additional Insured Riders attached to   All Classes                            0%             39%
PVUL


--------------------------------------- -------------------------------------- -------------- -------------

Foundation Variable Universal Life      All Classes                            0%             44%
(FVUL)

--------------------------------------- -------------------------------------- -------------- -------------

Additional Insured Riders attached to   All Classes                            0%             36%
FVUL

--------------------------------------- -------------------------------------- -------------- -------------


ADDITIONAL MONETARY AMOUNTS

1) Policy Fees: Midland is under no obligation to pay Reinsurer any amount shown as a Policy Fee shown on the attached insurance rate table.

2) Temporary Flat Extra Premiums: Midland agrees to pay Reinsurer a temporary flat extra premium (one payable for five years or less) equal to the product of the flat extra premium assigned by Midland or Reinsurer on the Policy times the Reinsurance Amount minus an allowance of 10% for all years such premium is payable.

3) Permanent Flat Extras Premiums: Midland agrees to pay Reinsurer a permanent flat extra premium (one payable for more than five years) equal to the product of the flat extra premium assigned by Midland or Reinsurer on the Policy times the Reinsurance Amount minus an allowance of 100% for the first year such premium is payable and 10% for all renewal years such premium is payable.

4) Continuations: Premiums payable for reinsurance of a Continuation shall be based on the insured's age and mortality class at issue and at the duration from issue of the original Policy. If the premium scale applicable to a Continuation contains a Policy fee, Midland agrees to pay a first-year Policy fee on the Continuation if a Policy fee was not paid at issue of the original Policy. If a Continuation is to a plan covered by the same reinsurers, the provisions of that reinsurance plan shall apply. Otherwise the Continuation shall be on a yearly renewable term basis using the attached yearly renewable term rates.

5) Premium Taxes: Reinsurer shall not reimburse Midland for state premium taxes.

6) Experience Refunds: Reinsurer shall not pay an experience refund to Midland.

7) Unearned Premiums: Reinsurer agrees to refund, without interest, any reinsurance premiums unearned as of the date of death of an insured person, the date of the surrender of a Policy, or the date of a reduction of reinsurance pursuant to the "Reductions" article.

Form of Reinsurance Agreement

                        ARTICLE V. ARBITRATION SCHEDULE
                          (Effective as of May 1, 2002)

To initiate arbitration, either Midland or Reinsurer agrees to notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent agrees to respond in writing to the notification, within ten days of its receipt.

The arbitration hearing shall be before a panel of three arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney, or consultant of Midland or Reinsurer, or either's affiliates.

Midland and Reinsurer agree to each name five candidates to serve as an arbitrator. Each agree to choose one candidate from the other's list, and these two candidates shall serve as the first two arbitrators. If one or more candidates so chosen decline to serve as an arbitrator, the party that named the candidate shall add an additional candidate to its list, and the other party agrees to again choose one candidate from the list. This process shall continue until two arbitrators have been chosen and have accepted. Midland and Reinsurer agree to present their initial lists of five candidates by written notification to the other party within 25 days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which shall be presented within ten days of the date the naming party receives notice that a candidate who has been chosen declines to serve.

The two arbitrators shall select the third arbitrator from the eight candidates remaining on the lists of Midland and Reinsurer within 14 days of the acceptance of their positions as arbitrators. If the two arbitrators cannot agree on the choice of a third, then this choice shall be referred back to Midland or Reinsurer. Midland and Reinsurer agree to take turns striking the names of the remaining candidates from the initial eight candidates until only one candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as third arbitrator. This process shall continue until a candidate has been chosen and accepted. This candidate shall serve as the third arbitrator. The first turn as striking the name of a candidate shall belong to the party that is responding to the other party's initiation of arbitration. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the "Arbitration" article. At no time will either Midland or Reinsurer contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both Midland and Reinsurer to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that he or she has been named or chosen by one party or the other.

The arbitration hearing shall be held on the date and in the location set by the arbitrators. In no event shall this date be later than six months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten days prior to the arbitration hearing, each party agrees to provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence and agree to give the evidence such weight as they deem appropriate after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within 20 days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

                                  ARTICLE VI.
                       WAIVER OF PREMIUM BENEFIT ADDENDUM

                          (Effective as of May 1, 2002)

The provisions of the Agreement shall apply in all respects to reinsurance of the Waiver of Premium Benefit provided by the Policies except as otherwise set forth in this Addendum.

This Addendum is referred to as "WP" in the "Applicable Addendum" column of the Policies Reinsured section of the Life Benefits Schedule.

                                 1. Definitions

1.1. Reinsurer's Proportionate Share - the face amount of the Waiver of Premium Benefit less Midland's Waiver of Premium Retention, divided by the face amount of the Waiver of Premium Benefit, times the Reinsurance Percentage.

1.2. Policy Premiums - the insurance premiums, cost of insurance rates or other specified amounts due for the life insurance benefit of a Policy.

1.3. Waiver of Premium Benefit - a benefit provided pursuant to a Policy wherein Midland agrees to relinquish its right to Policy Premiums in the event of the insured's disability until such disability is ended.

                              2. Reinsurance Terms

2.1. Midland agrees to cede, and Reinsurer agrees to accept, Reinsurer's Proportionate Share of the Waiver of Premium Benefit if the following conditions are met:

2.1.1. Midland shall retain 10% of each amount of Waiver of Premium Benefit on a life, not to exceed:

                         Ages                Standard - Table F

                         0-65                     $500,000





2.1.2. the sum of Waiver of Premium Benefit issued by Midland then in force on the insured life and the amount of Waiver of Premium Benefit then being applied for from Midland does not exceed the sum of Midland's Waiver of Premium Retention and the following amounts:

                           Ages                Standard - Table F

                           0-65                    $5,000,000
                         Over 65                      None

2.1.3. the sum of the amount of Waiver of Premium Benefit then in force on the insured life in all companies and the amount of Waiver of Premium Benefit then being applied for on the insured life from all companies does not exceed the following amounts:

                       Ages                Standard - Table F

                       0-65                    $5,000,000



2.2. Midland agrees to place Waiver of Premium reinsurance into effect by following the procedures for placing life reinsurance into effect as set forth in the Administration Schedule of the Agreement.

2.3. Waiver of Premium Benefits shall be reinsured with Reinsurer. Reinsurance shall follow the forms of Midland. Midland agrees to pay Reinsurer reinsurance premiums for Waiver of Premium reinsurance equal to Reinsurer's Proportionate Share of the premium rates below times 0% first year and 90.5% in renewal years.

     Waiver of Premium reinsurance premiums are payable with the same frequency as, and due with, the associated life reinsurance premium. Waiver of Premium reinsurance premiums shall not be due while a Waiver of Premium Benefit is being paid. However, while a Waiver of Premium Benefit is being paid, Midland agrees to continue to pay Reinsurer premiums for reinsurance of other benefits provided by the Policy in accordance with the Agreement or applicable addenda.

2.4. Midland agrees to give Reinsurer prompt notice of any Waiver of Premium claim, and upon request, agrees to provide proof of the insured person's continuing disability. Reinsurer's reinsurance liability for Waiver of Premium claims shall equal Reinsurer's Proportionate Share of Policy Premiums waived by Midland under the Policy. Midland agrees to notify Reinsurer upon the termination of a Waiver of Premium claim and agrees to resume paying Waiver of Premium reinsurance premiums starting with the beginning of the first month following the date the person is no longer eligible for such Waiver of Premium Benefit.

2.5. Midland may elect to recapture reinsurance of in force Waiver of Premium reinsurance in accordance with the procedures set forth in the Agreement. If Midland elects to recapture such reinsurance but an insured person is subject to a Waiver of Premium claim when an increase of its Waiver of Premium Retention would otherwise become effective, Waiver of Premium reinsurance shall remain at the current Retention until the Policy returns to a premium-paying status. After such time, the intended recapture shall occur.

Annual Waiver of Charges Rates per $1000.

    Attained            Preferred/NS                   Smoker
      Age             Male     Female            Male       Female
      0-32             $.12      $.12             $.12       $.12
    33-34               .12       .12              .12        .24
    35-39               .12       .12              .24        .24
     40                 .24       .12              .24        .24
    41-42               .24       .24              .24        .24
     43                 .24       .24              .36        .24
    44-45               .24       .24              .36        .36
     46                 .48       .36              .60        .48
    47-48               .48       .48              .60        .60
     49                 .48       .48              .72        .60
      50                .60       .48              .84        .72
      51                .60       .60              .84        .84
      52                .72       .60              .96        .96
      53                .72       .72             1.20       1.08
      54                .84       .84             1.32       1.20
      55               1.08       .84             1.44       1.32
      56               1.20       .96             1.56       1.44
      57               1.32      1.08             1.80       1.68
      58               1.44      1.20             1.92       1.92
      59               1.68      1.44             2.28       2.16

                                  ARTICLE VII.
                        ACCIDENTAL DEATH BENEFIT ADDENDUM

                          (Effective as of May 1, 2002)

The provisions of the Agreement shall apply in all respects to reinsurance of Accidental Death Benefits provided by the Policies except as otherwise set forth in this Addendum.

This Addendum is referred to as "ADB" in the "Applicable Addendum" column of the Policies Reinsured section of the Life Benefits Schedule.

                                 1. Definitions

1.1. ADB - life insurance provided by the Policies which is payable in the event of the accidental death of the insured.

1.2. ADB Reinsurance Amount - the face amount of ADB provided by a Policy less Midland's ADB Retention, times the percentage of Automatic Reinsurance ceded to Reinsurer shown in the Life Benefits Schedule. For Facultative Reinsurance, the ADB Reinsurance Amount is the amount of ADB for which Midland accepts Reinsurer's offer to reinsure.

1.3. Reinsurer's Proportionate Share - the ADB Reinsurance Amount divided by the face amount of ADB provided by a Policy.


                              2. Reinsurance Terms

2.1. Midland agrees to cede, and Reinsurer agrees to accept, the ADB Reinsurance Amount as Automatic Reinsurance if:

2.1.1. Midland retains the following amounts of ADB on a life:

     Midland's life insurance Retention less the amount of life insurance then retained on the life by Midland.

2.1.2. the sum of ADB issued by Midland then in force on the insured life and the amount of ADB then being applied for from Midland does not exceed the sum of Midland's ADB Retention and the following amounts:

                           Ages                Standard - Table F

                           0-65                     $100,000



2.1.3. the sum of the amount of ADB then in force on the insured life in all companies and the amount of ADB then being applied for on the insured life from all companies does not exceed the following amounts:

                            Ages                Standard - Table F

                            0-65                     $350,000


2.2. Notwithstanding paragraph 2.1, ADB shall not be ceded if the ADB Reinsurance Amount at issue is less than $90,000.

2.3. Midland agrees to place ADB reinsurance into effect by following the procedures for placing life reinsurance into effect as set forth in the Administration Schedule of the Agreement.

2.4. ADB shall be coinsured with Reinsurer. Reinsurance shall follow the forms of Midland. Reinsurance premiums for ADB reinsurance shall equal Reinsurer's Proportionate Share of the premium rates listed below less the following allowances:

     75% first year and 10% in renewal years.

Reinsurance premiums are payable with the same frequency as, and due with, the associated life reinsurance premium. ADB reinsurance premiums shall be due even if a Policy is subject to a waiver of premium claim.

2.5. Reinsurer shall pay the ADB Reinsurance Amount of all ADB claims incurred during the term of this Addendum. Claims shall be reported and paid as incurred.

2.6. Midland may elect to recapture reinsurance of in force ADB only if and when the associated life reinsurance benefit is recaptured in accordance with the terms of the Agreement and if it still has Retention available on the life after first recapturing life reinsurance on the life.

2.7. Either Midland or Reinsurer may terminate this Addendum for new ADB reinsurance by giving 90 days advance written notice to the other party.

Attained Age Annual Accidental Death Benefit Rates per $1000 of ADB Benefit

Age        Rate              Age       Rate              Age       Rate             Age      Rate

5-12       $.36             19-22     $1.44             29-39      $.84             68-69    $1.44
13          .48             23         1.32             40-57       .96             70        1.56
14          .72             24         1.20             58-61     1.08
15         1.08             25         1.08             62-64     1.20
16-18      1.32             26-28        .96            65-67     1.32


                     ARTICLE VIII. PREMIUM RECEIPT ADDENDUM
                          (Effective as of May 1, 2002)

The provisions of the Agreement shall apply in all respects to reinsurance of Midland's Premium Receipt except as otherwise set forth in this Addendum.

This Addendum is referred to as "PR" in the "Applicable Addendum" column of the Policies Reinsured section of the Life Benefits Schedule.

Provided the conditions specified below are fulfilled, Reinsurer agrees to pay Midland the Proportionate Share on any claim paid by Midland pursuant to a Premium Receipt, except that Reinsurer's liability pursuant to this Addendum shall not exceed Reinsurer's Proportionate Share of $100,000.

The following conditions must be satisfied in order for reinsurance of a Premium Receipt to be effective:

     1. Midland must become liable for a claim pursuant to a Premium Receipt issued in a form identical to that attached to this Addendum;

     2. the Premium Receipt must be given, in return for cash received with an application for a Policy; and

     3. either the Policy being applied for must qualify for Automatic Reinsurance or Midland has not received a facultative offer of reinsurance on the application from another reinsurer which is a better offer than any facultative offer made by Reinsurer as determined by Midland's published reinsurance placement rules in force on the date of death.

Reinsurance provided pursuant to this Addendum shall terminate with respect to a Policy, and reinsurance provided pursuant to the Agreement shall commence on the date during the lifetime of the proposed insured that Midland approves insurance pursuant to the application.

Form of Participation Agreement Midland National and PIMCO

                             PARTICIPATION AGREEMENT

                                      Among

                              [INSURANCE COMPANY],

                         PIMCO VARIABLE INSURANCE TRUST,

                                       and

                         PIMCO ADVISORS DISTRIBUTORS LLC

THIS AGREEMENT, dated as of the ___ day of , 2003, by and among __________________, (the "Company"), an [insert state] life insurance company, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as the "Account"), PIMCO Variable Insurance Trust (the "Fund"), a Delaware business trust, and PIMCO Advisors Distributors LLC (the "Underwriter"), a Delaware limited liability company.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and Underwriter ("Participating Insurance Companies"); WHEREAS, the shares of beneficial interest of the Fund are divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (the "SEC") granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Mixed and Shared Funding Exemptive Order"); WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act"); WHEREAS, Pacific Investment Management Company (the "Adviser"), which serves as investment adviser to the Fund, is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement; WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; WHEREAS, the Underwriter, which serves as distributor to the Fund, is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase [Administrative or Institutional] Class shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value; NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE I. Sale of Fund Shares

Section 1. The Fund has granted to the Underwriter exclusive authority to distribute the Fund's shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company for purchase on behalf of the Account Fund shares of those Designated Portfolios selected by the Underwriter. Pursuant to such authority and instructions, and subject to Article X hereof, the Underwriter agrees to make available to the Company for purchase on behalf of the Account, shares of those Designated Portfolios listed on Schedule A to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) Fund series (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Underwriter may so provide, and (ii) the Board of Trustees of the Fund (the "Board") may suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary in the best interests of the shareholders of such Designated Portfolio.

Section 2. The Fund shall redeem, at the Company's request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Company shall not redeem Fund shares attributable to Contract owners except in the circumstances permitted in Section 10.3 of this Agreement, and
               (ii) the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

Section 3.     Purchase and Redemption Procedures

9.1 The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving purchase and redemption requests on behalf of the Account (but not with respect to any Fund shares that may be held in the general account of the Company) for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a "Business Day") by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund Prospectus (which as of the date of execution of this Agreement is 4:00 p.m. Eastern Time) shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such request by 9:00 a.m. Eastern Time on the next following Business Day.

9.2 The Company shall pay for shares of each Designated Portfolio on the same day that it notifies the Fund of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 4:00 p.m. Eastern Time on the day the Fund is notified of the purchase request for Designated Portfolio shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account). If federal funds are not received on time, such funds will be invested, and Designated Portfolio shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

9.3 Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made in federal funds transmitted by wire to the Company or any other designated person on the next Business Day after the Fund is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to redeem Designated Portfolio shares in assets other than cash and to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any Rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then current prospectus. The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company; the Company alone shall be responsible for such action.

9.4 Any purchase or redemption request for Designated Portfolio shares held or to be held in the Company's general account shall be effected at the net asset value per share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request, payment for Fund shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

Section 4. The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 7:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund's Prospectus. Neither the Fund, any Designated Portfolio, the Underwriter, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company or any other Participating Insurance Company to the Fund or the Underwriter.

Section 5. The Fund shall furnish notice (by wire or telephone followed by written confirmation) to the Company as soon as reasonably practicable of any income dividends or capital gain distributions payable on any Designated Portfolio shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

Section 6. Issuance and transfer of Fund shares shall be by book entry only. Stock certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

Section 7. (a) The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's shares may be sold to other insurance companies (subject to Section 1.8 hereof) and the cash value of the Contracts may be invested in other investment companies, provided, however, that until this Agreement is terminated pursuant to Article X, the Company shall promote the Designated Portfolios on the same basis as other funding vehicles available under the Contracts. Funding vehicles other than those listed on Schedule A to this Agreement may be available for the investment of the cash value of the Contracts, provided, however, (i) any such vehicle or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Designated Portfolios available hereunder; (ii) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment vehicle available as a funding vehicle for the Contracts; and (iii) unless such other investment company was available as a Funding vehicle for the Contracts prior to the date of this Agreement and the Company has so informed the Fund and the Underwriter prior to their signing this Agreement, the Fund or Underwriter consents in writing to the use of such other vehicle, such consent not to be unreasonably withheld.

               9.2 The Company shall not, without prior notice to the Underwriter (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act.

               9.3 The Company shall not, without prior notice to the Underwriter (unless otherwise required by applicable law), induce Contract owners to change or modify the Fund or change the Fund's distributor or investment adviser.

               (d) The Company shall not, without prior notice to the Fund, induce Contract owners to vote on any matter submitted for consideration by the shareholders of the Fund in a manner other than as recommended by the Board of Trustees of the Fund.



Section 8. The Underwriter and the Fund shall sell Fund shares only to Participating Insurance Companies and their separate accounts and to persons or plans ("Qualified Persons") that communicate to the Underwriter and the Fund that they qualify to purchase shares of the Fund under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder without impairing the ability of the Account to consider the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h). The Underwriter and the Fund shall not sell Fund shares to any insurance company or separate account unless an agreement complying with Article VI of this Agreement is in effect to govern such sales, to the extent required. The Company hereby represents and warrants that it and the Account are Qualified Persons. The Fund reserves the right to cease offering shares of any Designated Portfolio in the discretion of the Fund.

ARTICLE II.  Representations and Warranties

Section 1. The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or
               (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under [insert state] insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act. The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent deemed advisable by the Company.

Section 2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

Section 3. The Fund may make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act. Prior to financing distribution expenses pursuant to Rule 12b-1, the Fund will have the Board, a majority of whom are not interested persons of the Fund, formulate and approve a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

Section 4. The Fund makes no representations as to whether any aspect of its operations, including, but not limited to, investment policies, fees and expenses, complies with the insurance and other applicable laws of the various states.

Section 5. The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

Section 6. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with any applicable state and federal securities laws.

Section 7. The Fund and the Underwriter represent and warrant that all of their trustees/directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

Section 8. The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees to hold for the benefit of the Fund and to pay to the Fund any amounts lost from larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts properly belong to the Fund pursuant to the terms of this Agreement. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

Section 1. The Underwriter shall provide the Company with as many copies of the Fund's current prospectus as the Company may reasonably request. The Company shall bear the expense of printing copies of the current prospectus for the Contracts that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Fund's prospectus that are used in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus in electronic format at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense).

Section 2. The Fund's prospectus shall state that the current Statement of Additional Information ("SAI") for the Fund is available, and the Underwriter (or the Fund), at its expense, shall provide a reasonable number of copies of such SAI free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

Section 3. The Fund shall provide the Company with information regarding the Fund's expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract. The Company agrees that it will use such information in the form provided. The Company shall provide prior written notice of any proposed modification of such information, which notice will describe in detail the manner in which the Company proposes to modify the information, and agrees that it may not modify such information in any way without the prior consent of the Fund.

Section 4. The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

Section 5.     The Company shall:

               (a)            solicit voting instructions from Contract owners;


               (b) vote the Fund shares in accordance with instructions received from Contract owners; and


               (c) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company will vote Fund shares held in any segregated asset account in the same proportion as Fund shares of such portfolio for which voting instructions have been received from Contract owners, to the extent permitted by law.

Section 6. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

ARTICLE IV.  Sales Material and Information

Section 1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named. No such material shall be used until approved by the Fund or its designee, and the Fund will use its best efforts for it or its designee to review such sales literature or promotional material within ten Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so object.

Section 2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser or the Underwriter in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

Section 3. The Fund and the Underwriter, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or its Account, is named. No such material shall be used until approved by the Company, and the Company will use its best efforts to review such sales literature or promotional material within ten Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

Section 4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

Section 5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

Section 6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933
               Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund and the Underwriter any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio.

Section 7. The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

Section 8. For purposes of this Article IV, the phrase "sales literature and other promotional materials" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the
               Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Fund.

ARTICLE V.  Fees and Expenses

Section 9. The Fund and the Underwriter shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Fund or Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing, and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter, or other resources available to the Underwriter. Currently, no such payments are contemplated.

Section 10. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

Section 11. The Company shall bear the expenses of distributing the Fund's prospectus to owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to such Contract owners.

ARTICLE VI.  Diversification and Qualification

Section 1. The Fund will invest its assets in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, each Designated Portfolio has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

Section 2. The Fund represents that it is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

Section 3. The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

ARTICLE VII.  Potential Conflicts

The following provisions shall apply only upon issuance of the Mixed and Shared Funding Order and the sale of shares of the Fund to variable life insurance separate accounts, and then only to the extent required under the 1940 Act.

Section 1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

Section 2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded.

Section 3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

Section 4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement with respect to each Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

Section 5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

Section 6. For purposes of Section 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

Section 7. If and to the extent the Mixed and Shared Funding Exemption Order or any amendment thereto contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this
               Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of
               this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

Section 1.     Indemnification By the Company

8.1(a). The Company agrees to indemnify and hold harmless the Fund and the Underwriter and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Underwriter within the meaning of Section 15 of the 1933 Act or who is under common control with the Underwriter (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (a) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or


               (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company's authorization or control, with respect to the sale or distribution of the Contracts or Fund Shares; or

               (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

               (d) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

               (e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

               (f) as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.


8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

Section 2.     Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

               (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

               (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Underwriter; or

               (d) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in
                              Article VI of this Agreement); or

               (e) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account. Section 3. Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

               (a) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in
                              Article VI of this Agreement); or

               (b) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or the Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX.    Applicable Law

Section 1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

Section 2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then Article VII shall no longer apply.

ARTICLE X. Termination

Section 1. This Agreement shall continue in full force and effect until the first to occur of:

               (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by three (3) months advance written notice delivered to the other parties; or

               (b) termination by the Company by written notice to the Fund and the Underwriter based upon the Company's determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

               (c) termination by the Company by written notice to the Fund and the Underwriter in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

               (d) termination by the Fund or Underwriter in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund's shares; provided, however, that the Fund or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

               (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

               (f) termination by the Company by written notice to the Fund and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believes that such Portfolio may fail to so qualify or comply; or

               (g) termination by the Fund or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or


               (h) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

               (i) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund, Adviser, or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

               (j) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.7(a)(ii) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(j) shall be effective forty-five days after the notice specified in Section 1.7(a)(ii) was given; or

               (k) termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund and Underwriter of the date of substitution; or

               (l) termination by any party in the event that the Fund's Board of Trustees determines that a material irreconcilable conflict exists as provided in Article VII.

Section 2. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Underwriter requests that the Company seek an order pursuant to
               Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. The Underwriter agrees to split the cost of seeking such an order, and the Company agrees that it shall reasonably cooperate with the Underwriter and seek such an order upon request. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Underwriter). The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any terminations under Section 10.1(g) of this Agreement.

Section 3. The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"),
               (iii) upon 45 days prior written notice to the Fund and Underwriter, as permitted by an order of the SEC pursuant to
               Section 26(b) of the 1940 Act, but only if a substitution of other securities for the shares of the Designated Portfolios is consistent with the terms of the Contracts, or (iv) as permitted under the terms of the Contract. Upon request, the Company will promptly furnish to the Fund and the Underwriter reasonable assurance that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contacts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 45 days notice of its intention to do so.

Section 4. Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

Section 5.         ARTICLE XI.  Notices

               Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:                      PIMCO  Variable Insurance Trust
                                     840 Newport Center Drive, Suite 300
                                     Newport Beach, CA 92660


If to the Company:




If to Underwriter:                   PIMCO Advisors Distributors LLC
                                     2187 Atlantic Street
                                     Stamford, CT 06902

ARTICLE XII.  Miscellaneous

Section 1. All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

Section 2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain.

Section 3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

Section 4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

Section 5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

Section 6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the [insert state] Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with the [insert state] variable annuity laws and regulations and any other applicable law or regulations.

Section 7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

Section 8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

Section 9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

               (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles) filed with any state or federal regulatory body or otherwise made available to the public, as soon as practicable and in any event within 90 days after the end of each fiscal year; and

               (b) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulatory, as soon as practicable after the filing thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below. COMPANY:

                                                        By its authorized officer
                                                        By:
                                                                 ----------------------------------------------
                                                        Name:
                                                                 ----------------------------------------------
                                                        Title:
                                                                 ----------------------------------------------
                                                        Date:
                                                                 ----------------------------------------------

PIMCO VARIABLE INSURANCE TRUST
                                                        By its authorized officer
                                                        By:
                                                                 ----------------------------------------------
                                                        Name:    _________________________________
                                                        Title:   _________________________________
                                                        Date:
                                                                 ----------------------------------------------
PIMCO ADVISORS DISTRIBUTORS LLC
                                                        By its authorized officer
                                                        By:
                                                                 ----------------------------------------------
                                                        Name:    _________________________________
                                                        Title:   _________________________________
                                                        Date:
                                                                 ----------------------------------------------






                                   Schedule A

PIMCO Variable Insurance Trust Portfolios:

Segregated Asset Accounts:

April 29, 2003



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-14061 Amendment 11) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.

Sincerely,



/s/Stephen P. Horvat, Jr.
-------------------------

Stephen P. Horvat, Jr.
Senior Vice President, Secretary and General Counsel

Example of 5 Year Performance Values for FVUL 1.1
Period from 8/31/1985 to 8/31/1990

                                                           Gross       Admin/ Cumulative                           Annualized 5 Yr.
      Month       Year      Fund NAV        Shares         Value          Mthly M&E         M&E              ERV     Performance

    8/31/85         85         10.00       100.000       1,000.00            0.77       0.76754935          999.23       5.05%
    9/30/85         85         10.00       100.223       1,002.23            0.77       1.53622205        1,000.69
   10/31/85         85         10.04       101.069       1,014.74            0.77       2.32347388        1,012.41
   11/30/85         85         10.08       102.120       1,029.37            0.78       3.13406598        1,026.24
   12/31/85         85         10.31       103.179       1,063.78            0.79       4.02651069        1,059.75
    1/31/86         85         10.33       104.255       1,076.96            0.81       4.88979311        1,072.07
    2/28/86         85         10.58       105.235       1,113.39            0.82        5.8780659        1,107.51
    3/31/86         85         10.74       106.224       1,140.85            0.85       6.87312407        1,133.98
    4/30/86         85         10.82       107.228       1,160.21            0.87       7.86012411        1,152.35
    5/31/86         85         10.88       108.265       1,177.92            0.88       8.86463205        1,169.06
    6/30/86         85         10.91       109.324       1,192.73            0.90       9.87334959        1,182.85
    7/31/86         85         10.77       110.409       1,189.10            0.91       10.7512306        1,178.35
    8/31/86         85         10.71       111.475       1,193.90            0.90        11.699075        1,182.20
    9/30/86         85         10.70       112.527       1,204.04            0.91       12.7058215        1,191.33
   10/31/86         85         10.92       113.554       1,240.01            0.91       13.9998504        1,226.01
   11/30/86         85         10.86       114.548       1,243.99            0.94       14.9857593        1,229.00
   12/31/86         85         10.83       115.591       1,251.86            0.94       16.0238448        1,235.83
    1/31/87         85         11.13       116.576       1,297.49            0.95       17.5565816        1,279.94
    2/28/87         85         11.23       117.538       1,319.95            0.98       18.8428013        1,301.10
    3/31/87         85         11.09       120.105       1,331.97            1.00       20.0130883        1,311.96
    4/30/87         85         10.65       121.159       1,290.34            1.01       20.3946582        1,269.95
    5/31/87         85         10.46       122.213       1,278.35            0.97       21.1797997        1,257.17
    6/30/87         85         10.59       123.320       1,305.96            0.96        22.602161        1,283.35
    7/31/87         85         10.50       124.510       1,307.35            0.99       23.6113781        1,283.74
    8/31/87         85         10.49       125.661       1,318.18            0.99       24.7923011        1,293.39
    9/30/87         85         10.03       126.848       1,272.28            0.99       24.9217195        1,247.36
   10/31/87         85          9.45       128.195       1,211.44            0.96       24.6873692        1,186.75
   11/30/87         85          9.64       129.369       1,247.12            0.91       26.3253676        1,220.79
   12/31/87         85          9.68       130.897       1,267.08            0.94       27.6837359        1,239.40
    1/31/88         85          9.90       132.196       1,308.74            0.95       29.5451745        1,279.19
    2/29/88         85         10.10       133.458       1,347.92            0.98       31.4116066        1,316.51
    3/31/88         85          9.93       134.767       1,338.24            1.01       32.1964024        1,306.04
    4/30/88         85          9.91       136.092       1,348.67            1.00       33.4498132        1,315.22
    5/31/88         85          9.80       137.415       1,346.66            1.01       34.4095723        1,312.25
    6/30/88         85          9.91       138.737       1,374.89            1.01       36.1379741        1,338.75
    7/31/88         85          9.92       140.040       1,389.20            1.03       37.5417189        1,351.66
    8/31/88         85          9.78       141.366       1,382.56            1.04       38.3998608        1,344.16
    9/30/88         85          9.77       142.646       1,393.65            1.03        39.739408        1,353.91
   10/31/88         85          9.79       143.904       1,408.82            1.04       41.2111974        1,367.61
   11/30/88         85          9.67       145.133       1,403.44            1.05       42.1035559        1,361.34
   12/31/88         85          9.66       146.438       1,414.59            1.04       43.4830127        1,371.11
    1/31/89         85          9.79       147.966       1,448.59            1.05       45.5803308        1,403.00
    2/28/89         85          9.74       149.457       1,455.71            1.08       46.8814018        1,408.83
    3/31/89         85          9.51       151.105       1,437.01            1.08       47.3603455        1,389.64
    4/30/89         85          9.30       152.805       1,421.09            1.07       47.9024668        1,373.19
    5/31/89         85          9.37       154.466       1,447.35            1.05       49.8415396        1,397.51
    6/30/89         85          9.54       156.059       1,488.80            1.07       52.3417266        1,436.46
    7/31/89         85          9.38       157.676       1,479.00            1.10       53.0996977        1,425.90
    8/31/89         85          9.23       159.309       1,470.42            1.09       53.8861575        1,416.54
    9/30/89         85          8.81       161.064       1,418.97            1.09       53.0879521        1,365.88
   10/31/89         85          8.34       162.847       1,358.14            1.05       51.8604113        1,306.28
   11/30/89         85          8.25       164.762       1,359.28            1.00       52.9067224        1,306.38
   12/31/89         85          8.11       167.146       1,355.56            1.00       53.7644154        1,301.79
    1/31/90         85          7.85       168.865       1,325.59            1.00       53.5751541        1,272.02
    2/28/90         85          7.66       170.389       1,305.18            0.98       53.7265428        1,251.46
    3/31/90         85          7.51       171.959       1,291.41            0.96       54.1202256        1,237.29
    4/30/90         85          7.47       173.392       1,295.24            0.95       55.2302503        1,240.01
    5/31/90         85          7.56       174.848       1,321.85            0.95       57.3168247        1,264.53
    6/30/90         85          7.61       176.435       1,342.67            0.97       59.1902854        1,283.48
    7/31/90         85          7.66       177.991       1,363.41            0.99       61.0896817        1,302.32
    8/31/90         85          7.46       179.706       1,340.60            1.00       61.0673337        1,279.54


                                 April 28, 2003

Midland National Life Insurance Company
One Midland Plaza

Sioux Falls, SD  57193

                   RE: Variable Universal Life 3 and 4 and Foundation Form N-6, File No. 333-14061

Gentlemen:

                   We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-14061). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                Very truly yours,

                                SUTHERLAND ASBILL & BRENNAN LLP



                                By:               /s/
                                     -------------------------------------------
                                        Frederick R. Bellamy

          CONSENT OF INDEPENDENT ACCOUNTANTS





          We consent to the inclusion in Post effective Amendment No. 11 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 333-14061) of our reports dated March 11, 2003, on our audits of the financial statements of Midland National Life Separate Account A and the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Matters" in such Registration Statement.

/s/
--------------------------
PRICEWATERHOUSECOOPERS LLP





          Minneapolis, Minnesota

          April 24, 2003

                                POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2003.

SIGNATURE                            DATE                        SIGNATURE                            DATE

/s/                                  1/8/03                      /s/                                  1/7/03
------------------------------------ ------                      ------------------------------------ ------
Michael M. Masterson                                             John J. Craig II



/s/                                  1/703                       /s/                                  1/7/03
------------------------------------ -----                       ------------------------------------ ------
Steven C. Palmitier                                              Donald J. Iverson



/s/                                  1/7/03                      /s/                                  1/7/03
------------------------------------ ----------                  ------------------------------------ ------
Stephen P. Horvat, Jr.                                           Thomas M. Meyer



/s/                                  1/8/03
------------------------------------ ------
Robert W. Korba
